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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by Registrant:
Filed by a Party other than the Registrant:

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Materials Pursuant to s.240.14a-12

MOLECULAR PHARMACOLOGY (USA) LIMITED
(Name of Registrant As Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies: Common Shares
(2) Aggregate number of securities to which transaction applies: 88,000,000
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.38 per share based on the closing price of the shares within 5 days of filing.

(4) Proposed maximum aggregate value of transaction: $33,440,000
(5) Total fee paid: $3,935.89
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $3,935.89
(2) Form, Schedule or Registration Statement No.: Prem Form 14 - 000-50156
(3) Filing Party: Molecular Pharmacology (USA) Limited
(4) Date Filed: February 13, 2006

MOLECULAR PHARMACOLOGY (USA) LIMITED

8721 Santa Monica Boulevard, Suite 1023, Los Angeles, California, U.S.A. 90069-4507

INFORMATION STATEMENT
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 21 , 2006

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF STOCKHOLDERS OF MOLECULAR PHARMACOLOGY (USA) LIMITED, A NEVADA CORPORATION ("MOLECULAR USA" OR THE COMPANY"), WILL BE HELD ON FRIDAY, APRIL 21 , 2006 AT 2:00 P.M. LOCAL TIME AT SUITE 618, 688 WEST HASTINGS STREET, VANCOUVER,  BC V6B 1P1, FOR THE FOLLOWING PURPOSES:

1.	To approve the acquisition of all the shares of Molecular Pharmacology Limited an Australian corporation from Pharmanet Group Limited;
2.	an amendment of the Articles of Incorporation to:
a.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

b.	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

3.	adopt the 2006 Stock Option Plan.
4.	To transact such other business as may properly come before the Meeting, and any adjournment or postponement.

The Board of Directors has fixed the close of business on March 10 , 2006, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

Your attention is directed to the accompanying proxy statement for further information regarding each proposal being made.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Ian Downs

_________________________________

Ian Downs

President, Treasurer and Director

Approximate date of mailing: March 31 , 2006

All stockholders of Molecular USA are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

MOLECULAR PHARMACOLOGY (USA) LIMITED

8721 Santa Monica Boulevard, Suite 1023, Los Angeles, California, U.S.A.
90069-4507

INFORMATION STATEMENT FOR STOCKHOLDERS

The Board of Directors of Molecular Pharmacology (USA)
Limited, a Nevada corporation ("Molecular USA" or the "Company") is furnishing this INFORMATION STATEMENT to stockholders in connection with a special meeting of the stockholders of Molecular USA to be on Friday, April 21 , 2006 at 2:00
P.M. local time, at Suite 618, 688 West Hastings Street, Vancouver, BC V6B 1P1,
in accordance with subdivision 78.310 of the Nevada Revised Statutes. An affirmative vote by the stockholder(s) holding a majority of the outstanding voting securities of Molecular USA as of March 10 , 2006, is necessary for the adoption of the proposed actions. The following actions are being proposed:

1.
  To approve
  the acquisition of all the shares of Molecular Pharmacology Limited an
  Australian corporation from Pharmanet Group Limited;

2.
  an amendment of the
  Articles of Incorporation to:

a.

  expressly opt-out of, or elect not
  to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

b.

  expressly opt-out of, and elect
  not to be governed by the "Combinations with Interested Stockholders"
  provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

3.
  adopt the 2006 Stock
  Option Plan.

4.
  To transact such other
  business as may properly come before the Meeting, and any adjournment or postponement.

The Board of Directors has fixed the close of business on March 10 , 2006, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

All stockholders of Molecular USA are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

You are respectfully urged to read the Proxy Statement contained in this booklet for further information concerning the individuals nominated as directors, the amendments to the Articles of Amendment and the use of the proxy.

A copy of Molecular USA's audited financial statements for the fiscal year ended October 31, 2005 and unaudited financial statements for the period ended
January 31, 2006 accompanies this Proxy Statement.

The date of this Proxy Statement is March 10 , 2006.

i

 ii

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are being asked to approve the following actions:

1.
  To approve
  the acquisition of all the shares of Molecular Pharmacology Limited an
  Australian corporation from Pharmanet Group Limited;

2.
  an amendment of the
  Articles of Incorporation to:

a.

  expressly opts-out of, or elects
  not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

b.

  expressly opts-out of, and elects
  not to be governed by the "Combinations with Interested Stockholders"
  provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

3.
  adopt the 2006 Stock
  Option Plan.

4.
  To transact such other
  business as may properly come before the Meeting, and any adjournment or postponement.

Q: Why have the Board of Directors and the Majority
Stockholders agreed to approve these actions?

A: The share purchase agreement to acquire all of the shares of Molecular Pharmacology Limited ("MPLA") from Pharmanet Group Limited
(the "Transaction") requires we obtain stockholder approval. The Board of
Directors believes the acquisition of MPLA will further enhance our new business direction and ultimately increase shareholder value. The amendment to the articles of Molecular USA is to eliminate any impediments to Molecular USA from entering into certain types agreements in the future which the Board of
Directors believe may be beneficial to the stockholders. It is not a condition precedent of the Transaction and we do not have any other future transactions in mind at this time which require us to amend our articles. The 2006 Stock Option will assist Molecular USA to attract and provide incentives to its directors, officers, future employees and contractors.

Q. Why are we purchasing MPLA?

A. We are purchasing 100% of the issued and outstanding share capital of MPLA because we believe that the transaction will enhance our new line of business which potentially will increase existing stockholder value and increase and diversify our sources of income.

Q. Are we assuming any of MPLA's liabilities in connection with the
Transaction?

A. Yes. As we are acquiring all of the issued and outstanding shares of MPLA we will be assuming the liabilities MPLA.

Q. What will Pharmanet receive in the Transaction?

A. We plan on issuing 88,000,000 shares of our common stock to Pharmanet on close of the Transaction. On closing the Transaction, Pharmanet will own approximately 66.89% of our issued and outstanding shares of common stock on a non-diluted basis and 65.40% on a fully diluted basis.

Q. When do you expect the Transaction to close?

A. We are working towards completion of the Transaction as quickly as possible. We expect the transaction will close within five days after an affirmative vote at the stockholder meeting.

Q. Why are you seeking stockholder approval of the Share Purchase of MPLA?

A. It is important to Molecular USA, and the new management of Molecular USA, that the stockholders of Molecular USA understand the transaction and are behind
Molecular USA's new business direction. We are incorporated under the laws of the State of Nevada. Under Nevada law, we are required to seek stockholder approval of the Transaction.

Q: What are the basic terms of the Transaction?

A: The basic terms are as follows:

  Molecular USA will issue 88,000,000 shares of Molecular USA to Pharmanet the parent company of MPLA. On close of the Transaction Pharmanet will hold approximately 66.89% of Molecular USA's issued and outstanding common stock on a non diluted basis and 65.40% on a fully diluted basis;

  Molecular USA's existing Stockholders will retain their present stockholdings in Molecular USA and are not required to do anything.

More detailed information regarding the Transaction terms can be found under the heading "Summary of Transaction Contemplated by the Share Purchase
Agreement" in this Proxy Statement.

Q: Will I recognize a gain or loss in connection with the transaction with
MPLA and Pharmanet?

A: No. We expect the transaction to qualify as tax-free reorganization for
United States federal income tax purposes.

Q: Do I have appraisal rights?

A: No. Nevada law only provides stockholders with appraisal rights in the event of a sale or exchange of all, or substantially all, of the property of a
Nevada corporation, other than in the usual and regular course of business.
Nevada does not provide for dissenter's rights of appraisal in connection with the share purchase agreement, recapitalization or other actions being taken by
Molecular USA at this time.

Q: Are there any conditions to the Transaction?

A: Yes. There are several conditions, including the following:

  Molecular USA must have obtained stockholder approval of the Transaction;
 and

  all representations and warranties contained in the share purchase agreement must be true in all material respects as of the closing date.

Q: What business is conducted by MPLA?

A: MPLA is in the business of developing and commercialising a new analgesic and anti-inflammatory molecule known as Tripeptofen. Tripeptofen is likely to appear in a new group of products suitable for the treatment of common every-day pain. As an analgesic and anti-inflammatory drug, Tripeptofen is unusual due to its rapid speed of action and its topical or rub-on application.

Q: Are there risks involved in this new business line?

A: Yes. There are a number of risk factors related to this new line of business such as:

  uncertainty of our ability to successfully develop, test, and commercialize
 MPLA's product candidates;

  our reliance on third parties to manufacture any approved products for commercial sales;

  our need for additional capital as we are not generating any revenues at this time and do not expect to generate revenues for a considerable time in the future;

  potential for product liability claims brought against any of MPLA's product candidates in the future;

  uncertainty in our ability to obtain regulatory clearance for the product candidates of MPLA in United States and other foreign jurisdictions;

  our ability to protect our intellectual property rights;

  market acceptance of any products approved;

  our ability establish marketing, sales and distribution capabilities directly or through third party alliances;

  intense competition; and

  risks related to MPLA's foreign operations, among other risks.

(See "SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE SHARE PURCHASE AGREEMENT -
Risks Related to the Transaction" and "INFORMATION CONCERNING MPLA - Risk
Factors")

Q: When do you expect to file the Article of Amendment proposed in this Proxy
Statement?

A: The amendment to the articles of incorporation will be filed with the
Nevada Secretary of State and such other agencies or entities as may be deemed required or necessary immediately after the Meeting.

Q: Who can I call with questions?

A: Please call Ian Downs, the President of Molecular USA, at:
888-327-4122.

FORWARD LOOKING INFORMATION

Certain statements included in this Information Statement
regarding Molecular USA, MPLA and Pharmanet which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of
Molecular USA, MPLA and or Pharmanet. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and
words such as "expects," "anticipates," "intends," "plans," "believes,"
"estimates" and similar expressions are intended to identify such forward-looking statements. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

GENERAL
INFORMATION

Solicitation of Proxies

The accompanying proxy is solicited by the Board of Directors of Molecular
USA, a Nevada corporation, for use at its special meeting of shareholders to be held on Friday, April 21 , 2006 (the "Meeting"), at 2:00 p.m., Pacific
Standard Time, at the Suite 618, 688 West Hastings Street, Vancouver, British
Columbia, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of Molecular
USA. The directors, officers and regular employees of Molecular USA will not receive any additional compensation for such activities. Molecular USA may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common
Stock of Molecular USA held of record by such persons, and Molecular USA will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by Molecular USA. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about March 31 , 2006.

Outstanding Shares and Voting Rights

On March 10 , 2006 (the "Record Date"), Molecular USA
had 43,553,740 outstanding shares of common stock with a par value of $0.001 per share. These are the securities that are entitled notice of and to vote at the
Meeting. Each share of common stock is entitled to one vote. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on Record Date for were held by approximately fifteen (15)
stockholders of record.

Record Date

The close of business on March 10 , 2006, has been fixed as
the record date for the determination of stockholders entitled to receive this
Information Statement.

How You Can Vote

If you were a registered stockholder of Molecular USA on the Record Date
(i.e. your Common Shares are held in your name on March 10 , 2006) you may vote your Common Shares either by attending the Meeting in person or, if you do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this management Proxy Statement.

Appointment of Proxyholder

The persons named in the accompanying form of proxy are the Ian Downs,
President of Molecular USA or Jeff Edwards, Director of Molecular USA. You may
also appoint some other person (who need not be a stockholder of Molecular USA)
to represent you at the Meeting either by inserting such other person's name in the blank space provided in the form of proxy or by completing another suitable form of proxy.

Proxy Voting Options

Stockholders may wish to vote by proxy whether or not they are able to attend the Meeting in person. Registered stockholders may vote by proxy as follows: by mail or fax.

Submitting a proxy by mail or fax are the only methods by which a stockholder may appoint a person as proxy other than a director or officer of Molecular USA named on the form of proxy.

Mail or Fax

Registered stockholders electing to submit a proxy by mail must complete, date and sign the form of proxy. It must, then, be returned to Molecular USA's transfer agent, Pacific Stock Transfer Company, by fax: 702-433-1979, by mail or by hand at their offices at 500 East Warms Springs Road, Las Vegas, Nevada
89119, at anytime, up to and including 2:00 p.m. (Vancouver time) on March 13,
2006.

Advice to Beneficial Holders
of Common Shares

The information set forth in this section is of significant importance to many shareholders of Molecular USA, as a substantial number of shareholders do not hold shares in their own name. Shareholders who do not hold their shares in their own name (the "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of Molecular
USA as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder's name on the records of Molecular USA. Such
Common Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S.
brokerage firms and custodian banks), and in Canada, under the name of CDS & Co.
(the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable regulatory policies require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings.
Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial
Shareholders in order to ensure that their Common Shares are voted at the
Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker
(or the agent of the broker) is similar to the form of proxy provided to registered shareholders by Molecular USA. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor
Communication Services ("ADP") in the United States and in Canada. ADP
typically applies a special sticker to proxy forms, mails those forms to the
Beneficial Shareholders and requests the Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Shareholder receiving an ADP proxy cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to ADP, as the case may be, well in advance of the
Meeting in order to have the Common Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the
Meeting for the purposes of voting Common Shares registered in the name of his broker (or agent of the broker), a Beneficial Shareholder may attend at the
Meeting as proxyholder for the registered shareholder and vote the Common Shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their Common Shares as proxy holder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent), in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Alternatively, a Beneficial Shareholder may request, in writing, that his or her broker send to the Beneficial Shareholder a legal proxy which would enable the Beneficial Shareholder to attend at the Meeting and vote his or her Common
Shares.

Revocation of Proxies

You may revoke your proxy by:

  delivering, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, that precedes any reconvening thereof, a written notice of revocation duly executed to
 Pacific Stock Transfer Company 500 East Warms Springs Road, Las Vegas, Nevada
 89119 (Facsimile: 702-433-1979) or to the offices of the Attorney for Service of Molecular USA in British Columbia, which is located at the offices of
 Venture Law Corporation, 618 - 688 West Hastings Street, Vancouver, British
 Columbia, V6B 1P1 (Facsimile: 604-659-9178),

  advising the Chairman of the Meeting that you are voting in person at the
 Meeting, or

  any other manner provided by law.

Your revocation of a proxy will not affect a matter on which a vote has already been taken.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions. The proxy grants the nominees the discretion to vote on:

  each matter or group of matters identified in the proxy where you do not specify how you want to vote, except for the election of directors and the appointment of auditors;

  any amendment to or variation of any matter identified in the proxy; and

  any other matter that properly comes before the Meeting.

If on a particular matter to be voted on, you do not specify in your proxy the manner in which you want to vote, your shares will be voted for the approval of such matter.

As of the date of this Information Circular, management of Molecular USA knows of no amendment, variation or other matter that may come before the
Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each nominee intends to vote thereon, in accordance with the nominee's best judgment.

Shareholder Proposals for the 2006 Proxy Statement

Any shareholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2006 Annual Meeting of
Shareholders should submit the proposal, along with proof of ownership of
Molecular USA stock in accordance with SEC Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, in writing to Molecular USA 's principal executive offices, in care of the Office of the Corporate Secretary, Molecular
Pharmacology (USA) Limited, 8721 Santa Monica Boulevard, Suite 1023, Los
Angeles, California, U.S.A. 90069-4507. Alternatively, it may be faxed to 011-61
8 9443 3866 attention: Jeffrey D. Edwards, Director. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. The proposal must be received by October 31, 2006 for Molecular to consider it for inclusion in the Proxy Statement for the 2006 Annual Meeting of
Shareholders. Shareholders who wish to present other business for the 2006
Annual Meeting of Shareholders must notify the Corporate Secretary in writing of their intent. This notification must be received by Molecular USA between
September 30, 2006 and October 31, 2006. This requirement does not apply to the deadline for submitting shareholder proposals for inclusion in the Proxy
Statement (see paragraph immediately above), nor does it apply to questions a shareholder may want to ask at the meeting.

Delivery of Documents to
Stockholders Sharing an Address

Only one copy of this Information Statement is being delivered to two or more security holders who share an address, unless Molecular USA has received contrary instructions from one or more of the security holders. Upon written or oral request, Molecular USA will deliver a separate copy of the Information
Statement to a security holder at a shared address to which a single copy of the
Information Statement was delivered. Molecular USA can be notified in this regard at the address and phone number below. Security holders sharing an address may request delivery of a single copy of annual reports and proxy statements by notifying Molecular USA by telephone at: 888-327-4122 or in writing at:

Molecular Pharmacology (USA) Limited

  8721 Santa Monica Boulevard, Suite 1023

  Los Angeles, California, U.S.A. 90069-4507

Expenses
of Information Statement

The expenses of mailing this Information Statement will be
borne by Molecular USA, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the
Information Statement to the beneficial owners of the common stock, held of record by such persons, and that Molecular USA will reimburse them for their reasonable expenses incurred in connection therewith.

Matters Subject to Vote at the Meeting

Approval of Acquisition MPLA. It is a condition to the completion of the share purchase agreement dated November 25, 2005 between Molecular USA and
Pharmanet that the shareholders of Molecular USA shall have approved the share purchase transaction Under the share purchase agreement Molecular USA will issue
88 million shares to Pharmanet.

Approval of the share purchase agreement requires the affirmative consent of at least a majority of the outstanding shares of common stock of Molecular USA.
Mr. Brian Cox, a majority stockholder holding a total of 20,000,000 shares of common stock (47.55%) of Molecular USA, has indicated it intends to votes its majority share position in favor of this action.

Approval of the Amendment of the Articles of Incorporation. The proposed changes to Molecular USA's Articles of Incorporation are deemed necessary by the
Board of Directors to provide Molecular USA with more flexibility to enter into future transactions. We are not required to amend our Articles of Incorporation as a condition precedent of the Transaction.  We also do not have any other future transactions in mind at this time which would require us to amend our
Articles of Incorporation.

Approval of the amendment to our Articles of Incorporation requires the affirmative consent of at least a majority of the outstanding shares of common stock of Molecular USA. Mr. Brian Cox, a majority stockholder holding a total of
20,000,000 shares of common stock (47.55%) of Molecular USA, has indicated it intends to votes its majority share position in favor of this action.

Approval of Stock Option Plan. In January 2006, the Board approved a new stock option plan known as the Molecular Pharmacology (USA) Limited 2006 Stock
Option Plan (the "2006 Plan") which is subject to stockholder approval. The 2006
Plan, if approved by the stockholders, will authorize the Board of Directors to grant up to an aggregate of 10 million stock options to the directors, officers, employees and consultant's of Molecular USA. The purpose of the 2006 Plan is to attract and provide long-term incentives to those individuals who are key to making Molecular USA a success.

Approval of the 2006 Plan requires the affirmative consent of at least a majority of the outstanding shares of common stock of Molecular USA. Mr. Brian
Cox, a majority stockholder holding a total of 20,000,000 shares of common stock
(47.55%) of Molecular USA, has indicated it intends to votes its majority share position in favor of this action.

Interest
of Certain Persons in Matters to Be Acted on

Other than as discussed below or in this Information
Circular, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise in the proposed acquisition of all the shares of MPLA from Pharmanet
Group Limited; the proposed amendment of the Articles of Incorporation; the stock option plan or in any action covered by the related resolutions adopted by the Board of Directors and the Majority Stockholders, which is not shared by all other stockholders.

SECURITY
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Molecular USA

The following table sets forth information concerning the
ownership of common stock with respect to stockholders who were known to
Molecular USA to be beneficial owners of more than 5% of the common stock and the officers, directors and management of Molecular USA individually and as a group as of the Record Date and immediately after the Transaction. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of March 10 , 2006.

  Name and Address of Beneficial
Owner
  Amount and Nature
of Beneficial Ownership(1)
Percentage of Class(1)

Record Date

After Transaction

Record Date

After Transaction

  Ian Downs
  8721 Santa Monica Boulevard, Suite 1023
Los Angeles, California, U.S.A. 90069-4507

0

0

0%

0%

  Jeffery Edwards
  10 Koeppe Road, Claremont
Perth, Australia 6010

0

0

0%

0%

  Brian G. Cox
  595 Hornby St., Suite. 600
Vancouver, B.C. V6C 1A4

20,000,000

20,000,000

45.92%

15.20%

  Pharmanet Group Limited
  Level 1
  284 Oxford Street
Leederville, Western Australia 6007

0

88,000,000

0%

66.89%

  Directors and Executive
Officers as a Group

0

0

0

0

Notes:

(1)
   Record Date percentages are based
   on 43,553,740 shares of common stock issued and outstanding on a non-diluted basis as of March 10 , 2006. After Transaction percentages are based on
   131,553,740 shares of common stock projected to be issued and outstanding immediately after the transaction on a non diluted basis. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

MPLA

The following table sets forth information concerning the ownership of shares of MPLA as of March 10 , 2006, with respect to stockholders who were known to the
Board of Directors of MPL Aud to be beneficial owners of more than 5% of the shares outstanding and executive officers and directors of MPLA individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares and holds the shares directly.

  Name and Address of Beneficial
Owner
  Amount and Nature of Beneficial
Ownership(1)
Percentage of Class(1)

  Pharmanet Group Limited
  Level 1
  284 Oxford Street
Leederville, Western Australia 6007

299,600

100%

  John Palermo(2)
  Level 1
  284 Oxford Street
Leederville, Western Australia 6007

0

0

  Simon Watson(2)
  Level 1
  17 Ord Street
West Perth, Western Australia 6005

0

0

Notes:

(1)
  Record Date percentages are based
  on 299,600 shares of common stock issued and outstanding as of March 10 , 2006.
  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
  Messrs. John Palermo and Simon
Watson are the directors and executive officers of MPLA.

AMENDMENT TO ARTICLES OF INCORPORATION

Election Regarding Nevada Revised
Statute Provisions 78.378 - 78.3793 AND 78.411 - 78.444

Nevada Law contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Nevada Law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.
The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

   is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or

  the form and amount of consideration to be received by stockholders
 (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, the Nevada Law suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested"
stockholders of the company vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to notify any stockholders who did not vote in favor of such action and who delivered a written notice to the corporation prior to the meeting that he or she intended to exercise his or her dissenter's rights if the voting rights of the control shares were restored, of his or her right to demand payment for their shares.
The notice must set a date by which the corporation must receive demand for payment, which may not be less than 30 days or more than 60 days after the notice was delivered. The corporation must comply within 30 days.

Molecular USA is asking shareholders to consider and vote upon a proposal to approve an amendment to the current restated Articles of Incorporation that would modify or repeal the provisions containing certain takeover defensive measures described above. The Board of Directors believes removing the applicability of these provisions will provide Molecular USA and its stockholders greater flexibility in structuring future acquisitions which may involve a change of control. We are not required to amend our Articles of
Incorporation as a condition precedent of the Transaction.  We also do not have any other future transactions in mind at this time which would require us to amend our Articles of Incorporation. If approved, the applicable provision of the restated Articles of Incorporation would read as follows:

13. CONTROL SHARE ACQUISITIONS

The Corporation expressly opts-out of, or elects not to be governed by the
  "Acquisition of Controlling Interest" provisions contained in NRS Sections
  78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1.

14. COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by the
  "Combinations with Interested Stockholders" provisions contained in NRS
  Section 78.411 through 78.444, inclusive all as permitted under NRS Section
  78.434.

General

The foregoing amendment will become effective on the filing the Articles of
Amendment with the Nevada Secretary of State immediately after an affirmative vote is obtained at the Meeting. Any executive officer, as required by the
Nevada Law, is entitled to execute and file the Articles of Amendment with the
Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE AMENDMENT OF MOLECULAR ARTICLES OF INCORPORATION.

2006 Stock Option Plan

Shareholders are being asked to approve the Molecular USA, Inc. 2006 Stock
Incentive Plan (the "2006 Plan") so that Molecular USA can continue to attract and retain outstanding and highly skilled employees. The Board of
Directors has approved the 2006 Plan, subject to approval from shareholders at the Annual Meeting. The Board believes the future success of Molecular USA depends on the ability to attract and retain talented employees, and the ability to grant equity awards is a necessary and powerful recruiting and retention tool for Molecular USA to obtain the quality employees it needs to move its business forward.

The Board of Directors, which will administer the 2006 Plan if a formal
Compensation Committee is not appointed, believes that the implementation of the
2006 Plan is necessary for Molecular USA to offer a competitive equity incentive program. If approved, the 2006 Plan will be a critical factor in attracting, retaining, and rewarding the high caliber employees that are essential to
Molecular USA's future success. If approved by the shareholders, the 2006 Plan will be Molecular USA's only active equity incentive plan, and if shareholders do not approve the 2006 Plan, Molecular USA will be limited in its ability to offer an equity incentive program in the future. This could preclude Molecular
USA from successfully attracting and retaining highly skilled employees.

The 2006 Plan is attached as Exhibit B to this Proxy Statement. The following summary of the 2006 Plan does not contain all of the terms and conditions of the
2006 Plan, and is qualified in its entirety by reference to the 2006 Plan. You should refer to Exhibit B for a complete set of terms and conditions of the 2006
Plan.

Summary of the 2006 Plan

Purpose. The purpose of the 2006 Plan is to assist Molecular USA in attracting and retaining highly skilled individuals to serve as employees, directors, consultants and/or advisors of Molecular USA who are expected to contribute to Molecular USA's success and to achieve long-term objectives which will inure to the benefit of all shareholders of Molecular USA through the additional incentives inherent in the awards offered under the 2006 Plan.

Shares Available for Issuance. Upon shareholder approval of the 2006
Plan, a total of 13,155,374 shares of Common Stock will be available for issuance under the 2006 Plan on the effective date of the 2006 Plan. Any shares subject to options, stock appreciation rights or tandem stock appreciation rights shall be counted against the shares available for issuance as one (1)
share for every share subject thereto. If an award expires or becomes unexercisable without having been exercised in full, or, with respect to a performance award, restricted stock award or other stock unit award, is forfeited to or repurchased by Molecular USA, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the 2006 Plan. With respect to stock appreciation rights ("SARs"), when a stock settled SAR is exercised, the shares subject to a SAR grant agreement shall be counted against the shares available for issuance as one (1)
share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. Shares that have actually been issued under the
2006 Plan under any award shall not be returned to the 2006 Plan and shall not become available for future distribution under the 2006 Plan; provided, however, that if shares issued pursuant to a performance award, restricted stock award or other stock unit award are repurchased by Molecular USA at their original purchase price or are forfeited to Molecular USA, such shares shall become available for future grant under the 2006 Plan. Shares used to pay the exercise price of an option shall not become available for future grant or sale under the
2006 Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the 2006 Plan. To the extent a 2006
Plan award is paid out in cash rather than stock, such cash payment shall not reduce the number of shares available for issuance under the 2006 Plan.

Eligibility; Awards to be Granted to Certain Individuals and Groups.
Options, stock appreciation rights, performance awards, restricted stock awards and other stock unit awards may be granted under the 2006 Plan. Options granted under the 2006 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. Options, stock appreciation rights, performance awards, restricted stock awards and other stock unit awards may be granted under the 2006 Plan to any employee, non-employee member of the Board of Directors, consultant or advisor who provides services to Molecular USA or of any subsidiary of Molecular USA. Incentive stock options may be granted only to employees of Molecular USA or of any subsidiary of Molecular USA. As of March
10 , 2006, approximately five employees, non-employee directors, consultants and advisors would be eligible to participate in the 2006 Plan. The Board of
Directors or appointed Compensation Committee, in its discretion, selects the person(s) to whom options, stock appreciation rights, performance awards, restricted stock awards or other stock unit awards may be granted, the time or times at which such options, stock appreciation rights, performance awards, restricted stock awards or other stock unit awards shall be granted, and the number of shares subject to each such grant. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual or individuals in the future. The 2006 Plan provides that no person(s)
may be granted, in any 12-month period, options or stock appreciation rights to purchase more than 2 million shares of Common Stock, or performance awards, restricted stock awards and/or other stock unit awards that are denominated in shares with respect to more than 900,000 shares of Common Stock.

Administration. The Plan shall be administered by the Compensation
Committee to be appointed by the Board of Directors (the "Committee").

Terms and Conditions of Options. Each option is evidenced by a stock option agreement between Molecular USA and the optionee, and is subject to the following additional terms and conditions:

Exercise Price. The exercise price of options granted under the 2006 Plan shall be determined by the Committee at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

Exercise of Option; Form of Consideration. The Committee determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The 2006 Plan permits payment to be made by cash, check, other shares of Common Stock of Molecular USA, any other form of consideration approved by the Committee and permitted by applicable law, or any combination thereof.

Term of Option. Options granted under the 2006 Plan expire no later than seven (7) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights in connection with all or any part of an option granted under the 2006 Plan, either concurrently with the grant of the option or at any time thereafter, and to grant stock appreciation rights independently of options. A stock appreciation right granted in connection with an option is exercisable only when and to the extent that the underlying option is exercisable, and expires no later than the date on which the underlying option expires. Independent stock appreciation rights are exercisable in whole or in part at such times as the Committee specifies in the grant or agreement.
However, the term of an independent stock appreciation right may be no more than seven (7) years from the date of grant.

Molecular USA's obligations arising upon the exercise of a stock appreciation right may be paid in cash, Common Stock or other property, or any combination of the same, as the Committee may determine. Shares issued upon the exercise of a stock appreciation right are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued to participants either alone or in addition to other awards granted under the 2006
Plan, and shall also be available as a form of payment of performance awards and other earned cash-based incentive compensation. Subject to the annual share limit and vesting limitations set forth above, the Committee has complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. Until the shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the underlying shares.

Performance Awards. Performance awards are awards that obligate Molecular
USA to deliver Common Stock shares to the participant as specified on each vesting date. Performance awards may be granted at any time and from time to time as shall be determined at the discretion of the Committee. Subject to the annual share limit set forth above, the Committee shall have complete discretion to determine (i) the number of shares of Common Stock subject to a performance award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component.

Other Stock Unit Awards. Other awards of units having a value equal to an identical number of shares may be granted under the 2006 Plan, and shall also be available as a form of payment of other awards granted under the 2006 Plan and other earned cash-based incentive compensation.

Code Section 162(m) Performance Goals. The 2006 Plan is designed to permit Molecular USA to issue awards that qualify as performance-based under
Section 162(m) of the Code. Thus, the Committee may make performance goals applicable to a participant with respect to an award. At the Committee's discretion, one or more of the following performance goals may apply: net revenue; revenue growth; pre-tax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on shareholders' equity; total shareholder return;
return on assets; attainment of strategic and operational initiatives;
appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of Molecular USA; market share; gross profits;
earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models;
comparisons with various stock market indices; reductions in costs; cash flow;
cash flow per share; return on invested capital; cash flow return on investment;
and improvement in or attainment of expense levels on working capital levels of
Molecular USA or any subsidiary, division, business segment or business unit of
Molecular USA for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to
Molecular USA's performance or the performance of a subsidiary, division, business segment or business unit of Molecular USA, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued
operations, extraordinary items, and other unusual or non-recurring charges, (b)
an event either not directly related to the operations of Molecular USA or not within the reasonable control of Molecular USA' management, or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles.

No Repricing. The 2006 Plan prohibits option or stock appreciation right repricings (other than to reflect stock splits, spin-offs or other corporate events) unless shareholder approval is obtained.

Nontransferability of Awards. Unless authorized by the Committee in the agreement evidencing an award granted under the 2006 Plan, an award granted under the 2006 Plan is not transferable other than by will or the laws of descent and distribution, and may be exercised during the participant's lifetime only by the participant or the participant's estate, guardian or legal representative.

Adjustments Upon Changes in Capitalization. In the event that the stock of Molecular USA changes by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure of
Molecular USA effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2006 Plan, the number and class of shares of awards outstanding under the
2006 Plan, the fiscal year limits on the number of awards that any person may receive and the exercise price of any outstanding option or stock appreciation right.

Change in Control. The Committee may determine at the time an award is granted under the 2006 Plan that, upon a "Change of Control" of Molecular
USA (as that term may be defined in the agreement evidencing an award), (a)
options and stock appreciation rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable or may be cancelled and terminated without payment therefor if the fair market value of one share of
Molecular USA's Common Stock as of the date of the Change of Control is less than the per share option exercise price or stock appreciation right grant price, (b) restrictions and deferral limitations on restricted stock awards lapse and the restricted stock becomes free of all restrictions and limitations and becomes fully vested, (c) performance awards shall be considered to be earned and payable (either in full or pro rata based on the portion of performance period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such performance awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other awards shall lapse, and such other stock unit awards or such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (e) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the agreement evidencing such award. For purposes of the 2006 Plan, a "Change of
Control" shall mean an event described in an agreement evidencing an award or such other event as determined in the sole discretion of the Board. The
Committee may determine that, upon the occurrence of a Change of Control of
Molecular USA, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share of Common
Stock subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such Change of Control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property, or in a combination thereof, as the
Committee, in its discretion, shall determine.

If in the event of a Change of Control the successor company assumes or substitutes for an option, stock appreciation right, share of restricted stock or other stock unit award, then each outstanding option, stock appreciation right, share of restricted stock or other stock unit award shall not be accelerated as described above. An option, stock appreciation right, share of restricted stock or other stock unit award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, restricted stock award or other stock unit award immediately prior to the
Change of Control, the consideration received in the transaction constituting a
Change of Control by holders of shares for each share held on the effective date of such transaction; provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, restricted stock award or other stock unit award, for each share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares in the transaction constituting a
Change of Control. Notwithstanding the foregoing, on such terms and conditions as may be set forth in the agreement evidencing an award, in the event of a termination of a participant's employment in such successor company within a specified time period following such Change in Control, each award held by such participant at the time of the Change in Control shall be accelerated as described above.

Termination of Employment. The Committee shall determine and set forth in each agreement evidencing an award under the 2006 Plan whether any such award will continue to be exercisable, and the terms of such exercise, on and after the date a participant ceases to be employed by or provide services to Molecular
USA or any subsidiary whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.

Amendment and Termination of the 2006 Plan. The Board may amend, alter, suspend or terminate the 2006 Plan, or any part thereof, at any time and for any reason. However, Molecular USA shall obtain shareholder approval for any amendment to the 2006 Plan to the extent necessary to comply with Section 162(m)
and Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any award previously granted under the 2006 Plan without the written consent of the participant. The 2006 Plan shall terminate automatically on the tenth anniversary of its effective date, except with respect to awards then outstanding under the 2006 Plan.

Other Provisions. The agreement evidencing awards granted under the 2006
Plan may contain other terms, provisions and conditions not inconsistent with the 2006 Plan as may be determined by the Committee.

Federal Income Tax Consequences. The following discussion summarizes certain federal income tax considerations for U.S. taxpayers receiving options under the 2006 Plan and certain tax effects on Molecular USA, based upon the provisions of the Code, as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue
Service. However, it does not purport to be complete and does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of any cash received and the fair market value of any
Common Stock or other property received upon the exercise.

Restricted Stock Awards and Performance Awards. A participant will not have taxable income upon grant of a restricted stock award, performance award or other stock unit award (unless, with respect to restricted stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares.

Company Tax Deduction. Molecular USA generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Chief
Executive Officer and to each of the four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m)
are met with respect to awards. These conditions include shareholder approval of the performance goals under the 2006 Plan, setting individual annual limits on each type of award, and certain other requirements. The 2006 Plan has been designed to permit the Committee to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting Molecular USA to receive a federal income tax deduction in connection with such awards.

Accounting Treatment. Currently, employee option awards at or above fair market value on the grant date typically do not result in any direct charge to
Molecular USA's reported earnings. However, the fair market value of these awards is required to be disclosed in the notes to Molecular USA's financial statements. Molecular USA must also disclose, in the notes to the financial statements, the pro forma impact these awards would have on Molecular USA's reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

Currently, employee awards with purchase prices below fair market value on the grant date result in a direct compensation expense that is typically equal to the "spread", i.e. the difference between the purchase price and the fair market value on the grant date. Typically, this expense is amortized over the award's vesting period.

The Financial Accounting Standards Board and the Securities and Exchange
Commission requires mandatory expensing for equity awards for fiscal years commencing after June 15, 2005.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE MOLECULAR USA'S 2006 STOCK INCENTIVE PLAN.

SHARE CAPITALIZATION OF MOLECULAR USA

Material Terms of the Common Stock

As of the Record Date, there were 43,553,740 shares issued
and outstanding held by twenty (20) registered stockholders.

The holders of shares of common stock are entitled to one
vote for each share held of record on each matter submitted to stockholders.
Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Molecular USA, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Molecular USA and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Molecular
USA, holders of shares of common stock are entitled to receive pro rata on all of the assets of Molecular USA available for distribution to stockholders.

The foregoing summary of the material terms of the capital
stock of Molecular USA does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Molecular USA, as amended attached hereto as Exhibit A.

Material Terms of Preferred Stock.

As of the record date there were no preferred shares issued
and outstanding. The Board of Directors have the option to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. These rights and preferences will be determined by the Board of Directors at the time of issue.

Stock Options

As of March 10 , 2006, Molecular USA had no stock options
outstanding or exercisable to acquire shares of common stock of Molecular USA.

Warrants

As of March 10 , 2006, Molecular USA had options outstanding for 3,000,000 shares of common stock of Molecular USA, which are exercisable at price of $0.50 per share.

Dividends

There are no restrictions in Molecular USA's Articles of
Incorporation or bylaws that restrict us from declaring dividends. The Nevada
Revised Statutes, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  Molecular USA would not be able to pay its debts as they become due in the usual course of business; or

  Molecular USA's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Molecular USA has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by Molecular USA of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon Molecular USA's earnings, its capital requirements and its financial condition, as well as other relevant factors.

ACQUISITION OF MOLECULAR PHARMACOLOGY
LIMITED

Molecular Pharmacology (USA) Limited (the "Molecular USA")
entered into a share purchase agreement dated November 25, 2005 with Pharmanet
Group Limited ("Pharmanet") to acquire 100% of the issued and outstanding shares of Molecular Pharmacology Limited ("MPLA") (the "Share Purchase
Agreement" or "Transaction").

The Parties to the Transaction

The main parties to the proposed Share Purchase Agreement are Molecular USA,
MPLA, and Pharmanet. Pharmanet owns 100% of the issued and outstanding shares of
MPLA. The contact information for each of the parties is as follows:

  Molecular Pharmacology (USA)
  Limited
  8721 Santa Monica Boulevard, Suite 1023
  Los Angeles, California, U.S.A. 90069-4507
  Telephone: 888-327-4122
Facsimile:

  Pharmanet Group Limited
  Level 1
  284 Oxford Street
  Leederville, Western Australia 6007
  Telephone: +61 8 9242 2999
  Facsimile: +61 8 9242 5903

  Molecular Pharmacology Limited
  Level 1
  284 Oxford Street
  Leederville, Western Australia 6007
  Telephone: +61 8 9242 2999
Facsimile: +61 8 9242 5903

Background of the Transaction

Earlier this fall, Molecular USA entered into a licensing agreement with MPLA which granted Molecular USA with the exclusive rights to distribute, market, promote, detail, advertise and sell certain "Licensed Products", with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions). After a number of discussions, the parties have since decided to expand upon this original agreement.

Reasons for Approval by the Board of Directors

The Board of Directors has given careful consideration to the Share Purchase
Agreement, the existing business operations Molecular USA and that of MPLA and
Pharmanet. The Board has also examined on the future business potential of the
MPLA assets, the current book value of Molecular USA, the interest of stockholders of Molecular USA and the risks of the Share Purchase Agreement to its existing shareholders. Based on the foregoing considerations, the Board of
Directors believe that the Share Purchase Agreement is fair and in the best interests of Molecular USA.

The Board of Directors believe that Molecular USA will benefit from the acquisition of MPLA, with an immediate impact being the significant new line of operations, assets, and shareholders' equity, as well as giving Molecular USA the ability to expand the operations of MPLA based on the exposure being a public company will bring and potential future funding opportunities available to public companies.

The Board of Directors of Molecular USA has unanimously approved the Share
Purchase Agreement with Pharmaent.

Summary of the Share Purchase Agreement

The following contains a summary of the material features of the share purchase agreement signed by the parties. This Summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the final form of share purchase agreement filed with the Securities and Exchange Commission on Form 8-K on November 29,
2005.

General. Under the terms of the share purchase agreement Molecular USA will acquire 100% of the issued and outstanding shares of MPLA. Molecular USA will assume all rights and obligations MPLA may have at the time of Closing.

Share Purchase Consideration. Molecular USA in exchange for 100% of the issued and outstanding shares of MPL, will issue Pharmanet an aggregate total of eighty-eight million (88,000,000) shares of its common stock to on close of the transaction.

On closing of the Transaction Pharmanet will control approximately 66.89% of our issued and outstanding shares of common stock on a non-diluted and 65.40% on a fully diluted basis.

Conditions to Closing the Transaction. The obligations of the parties to complete the Transaction, is subject to the following conditions:

  Pharmanet must ensure that MPLA's board of directors hold a meeting to approve the registration of Molecular as the registered holder of all of the issued and outstanding shares of MPLA, subject to any stamp duty payment on transfer on close of the Share Purchase Agreement;

  Molecular USA must prepare proxy materials and conduct a stockholder's meeting to obtain stockholder approval for the transactions proposed in the
 Agreement;

  Pharmanet is required to provide Molecular USA with audited year end financial statements and un-audited quarterly financial statement for MPLA prepared in accordance with US GAAP by US SEC qualified auditor for inclusion in Molecular USA's proxy materials;

  Molecular USA must pay to Pharmanet any GST or registration fees incurred in relation to the Share Purchase Agreement; and

  the Share Purchase Agreement is also subject to customary terms and conditions.

Termination of the Share Purchase Agreement. The Share Purchase Agreement
is silent on the issue of termination. Therefore, the Share Purchase Agreement may only be terminated by mutual written agreement of Pharmanet and Molecular
USA or on default of one of the parties under the Share Purchase Agreement.

In the event that the Share Purchase Agreement is mutually terminated by
Molecular USA and Pharmanet, the Share Purchase Agreement will become void and have no effect. Upon such termination, there will be no further obligation on the part of Molecular USA, Pharmanet, MPLA, their respective officers or directors, or their respective stockholders that are signatories to the share purchase agreement. Upon termination of the share purchase agreement for any reason other by mutual agreement, each party to the Share Purchase Agreement may pursue any and all remedies that such party may have under the share purchase agreement or by law.

Regulatory Approvals. To the knowledge of Molecular USA, no approvals by any governmental authority are required in order to complete the Share Purchase
Agreement.

Risks Related to the Transaction

You Will Suffer Immediate and Substantial Dilution of Your Percentage Equity
and Voting Interest.

We will issue 88,000,000 shares of common stock to Pharmanet, the parent company of MPLA. The 88,000,000 shares will represent approximately 66.89% of the number of shares of common stock outstanding on close of the transaction.
Accordingly, the Transaction will have the effect of substantially reducing the percentage equity and voting interest held by each of Molecular USA's existing stockholders.

Pharmanet, MPLA's sole stockholder will be able to significantly influence us following the share issuance.

The substantial ownership of common stock by MPLA's current stockholder,
Pharmanet, after the Closing of the Transaction will provide it with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by Molecular USA's stockholders. Following the closing of the Transaction, the ownership of common stock by Pharmanet will represent approximately 66.89% of the issued and outstanding shares of Molecular USA on close of the Transaction. This concentration of ownership of Molecular USA's common stock may make it impossible for other stockholders of Molecular USA to successfully approve or defeat matters which may be submitted for stockholder action. It may also have the effect of delaying, deterring or preventing a change in control of Molecular USA without the consent of the underlying
Pharmanet stockholders. In addition, sales of common stock by Pharmanet to a third party may result in a change of control of Molecular USA.

Based on current trading prices, the aggregate value of the Molecular USA shares to be issued under the Transaction is substantially higher than the aggregate value of the shares on the date the parties signed the share purchase agreement.

The average closing trading price of Molecular USA's common stock on the OTC
Bulletin Board ten day preceeding November 25, 2005, the date on which Molecular
USA and Pharmanet entered into the original share purchase agreement, was $2.05 per share. The share purchase agreement fixes the number of shares to be issued by Molecular USA without providing for any adjustment in the number of shares to be issued based upon the trading price of Molecular USA's common stock at the time of the closing of the Transaction. Based upon the closing trading price of
Molecular USA's common stock on February 6, 2006 of $0.38, Molecular USA would pay $33,440,000 pursuant to the share purchase agreement. Because the number of
Molecular USA shares to be issued under each of the transactions is fixed, the actual value of the Molecular USA shares to be issued will not be known until the closing date.

The trading price of Molecular USA's common stock fluctuates, and the trading price at the time the transaction agreements were entered into may be greater or less than the price at the time the Transaction closes. As a result, it is possible that Molecular USA may issue a large number of shares to Pharmanet at a price that is below the trading price at the time of the closing. Regardless of the trading price on the closing date, the issuance of 88,000,000 shares to
Pharmanet will dilute the interests of existing stockholders and could cause the trading price of Molecular USA shares to decline.

Stockholders will not know the amount of total consideration that will be paid in the proposed transactions when they vote on the transactions.

The number of shares proposed to be issued in the proposed transactions is fixed. The transaction agreements contemplate the issuance, in the aggregate, of
88,000,000 shares of Molecular USA common stock under the share purchase agreement. The trading price of Molecular USA's common stock could increase or decrease in the period between the vote to approve the issuances and when the transactions actually close. Because the number of shares to be issued is fixed, stockholders will not know the value of the Molecular USA shares to be issued at the time of the closing of the transactions when they submit their proxies or vote on the issuances. Stockholders have until the date of the special meeting to return their proxy cards and the closing of the transactions will occur as soon as practicable after the meeting.

The price of our common stock at the time of the closing of the transactions may vary from its price at the date of this proxy statement and at the date of the special meeting. Therefore, in the transactions, the shares that we issue may have a greater value than the value of the same number of shares on the date of this proxy statement or the date of the special meeting. Variations in the price of our common stock before the completion of the transactions may result from a number of factors that are beyond our control, including actual or anticipated changes in our business, operations or prospects, market assessments of the likelihood that the transactions will be consummated and the time thereof, general market and economic conditions and other factors. In addition, the stock market generally has experienced significant price and volume fluctuations. These markets fluctuations could have a material effect on the market price of our common stock before the transactions are contemplated, and therefore could materially increase the value that we will transfer to Pharmanet in the transactions.

The purchase price that we will pay for MPLA is higher than the capital value attributed to it by Pharmanet.

MPLA was commenced by Pharmanet and the cost of the business of MPLA has been expensed by Pharmanet since its date of incorporation. As a result, MPLA has only a limited capital value in the financial statements of Pharmanet. Pursuant to the share purchase agreement, Molecular USA will issue 88,000,000 shares of common stock to Pharmanet for MPLA. Based upon the closing trading price of
Molecular USA common stock on February 6, 2006 of $0.38 per share, Molecular USA would pay $33,440,000 pursuant to the share purchase agreement.

No professional opinion of legal counsel, public accountants, or investment bankers were obtained regarding the fairness of the proposed Transaction to
Molecular USA or Pharmanet. The consideration to be received by Pharmanet and the other terms of the Transaction were determined by the Board of Directors of
Molecular USA and Pharmanet, which have inherent conflicts of interest, and may not reflect the value of the net assets of MPLA if an independent third party had been involved in negotiation of the terms of the Transaction;
therefore there is no assurance the value established for the shares of MPLA is in fact fair market value.

Molecular USA may be unable to integrate or have difficulty integrating this new business line with its existing business on close of the Transaction.

Integrating any business may be distracting to our management and disruptive to our existing business and may result in significant costs to Molecular USA.

 Molecular USA could face challenges in consolidating functions and integrating procedures, information technology and accounting systems, personnel and operations in a timely and efficient manner. If any such integration is unsuccessful, or if the integration takes longer than anticipated, there could be a material adverse effect on Molecular USA's business, results of operations and financial condition. Molecular USA may have difficulty managing the combined entity in the short term if it experiences a significant loss of management personnel during the transition period after the close of the Transaction.

Molecular USA will depend on key personnel of MPLA to be successful.
Molecular USA's future business and growth prospects may be severely disrupted if it loses their services.

Molecular USA's future success is heavily dependent upon the service of certain key executives of MPLA. In particular, Molecular USA will rely on the expertise, experience and leadership ability of Messrs. Jeffrey Edwards and Ian
Downs in its business operations, and rely on their personal relationships with management of Pharmanet, industry leaders in Australia and the relevant regulatory authorities.  If one or more of our key personnel are unable or unwilling to continue in their present positions, we may not be able to easily replace them and may incur additional expenses to recruit and train new personnel, our business could be severely disrupted, and our financial condition and results of operations could be materially and adversely affected. Molecular
USA and MPLA has not entered into employment contracts with these individuals and does not maintain key-man life insurance.

Accounting Treatment of
the Transaction

On closing of the Transaction, based on management's consultation with the auditors for Molecular USA and the auditors of MPLA, the Transaction will be accounted for as a reverse acquisition application of the purchase method of accounting by Molecular USA, with MPLA treated as the accounting acquirer. Under the reverse acquisition method of accounting, the assets and liabilities of
Molecular USA will be recorded as of the acquisition date, at their respective historical cost, which is considered to be the equivalent of fair value, and added to those of MPLA, with no goodwill or other intangible assets recorded and no increment in combined stockholders' equity. The reported results of operations of Molecular USA after completion of the acquisition will reflect the historical results of operations of MPLA. MPLA is deemed to be the "accounting acquirer " due to the common stockholders of MPLA ultimately controlling the reorganized company.

Certain Federal Income Tax Consequences

The following discussion is limited to the material federal income tax consequences of the proposed Transaction and does not discuss state, local, or foreign tax consequences or all of the tax consequences that might be relevant to an individual stockholder of Molecular USA or MPLA. Molecular USA has not sought an opinion as to the tax consequences of the Transaction, however,
Molecular USA believes the Transaction will qualify for federal income tax purposes as a tax free reorganization under Section 368(a)(1)(A) of the Internal
Revenue Code of 1986, as amended (the "Code"). Molecular USA, MPLA, and their shareholders will not recognize any gain or loss as a result of the Transaction and Molecular USA and MPLA's shareholders' aggregate tax basis and respective holding periods are the same as they were prior to the Transaction.

These conclusions are based on the federal income tax laws currently in effect, including the Internal Revenue Code of 1986, as amended, final and proposed Treasury Regulations, published rulings and administrative practices of the Internal Revenue Service and court decisions which are subject to change, and in some cases not binding on the Internal Revenue Service or the court. Any change could alter the tax consequences of the proposed Transaction. No advance income tax rulings have been sought from the Internal Revenue Service with respect to any of the transactions contemplated under the share purchase agreement. If the Internal Revenue Service were to successfully challenge
Molecular USA and MPLA's determinations described above, Molecular USA may be required to recognize taxable income in an amount equal to the value of the shares of common stock of Molecular USA issued to the stockholders of MPLA.

You Are Urged to Consult Your Own Tax Advisor as to Specific Tax Consequences
to You by the Transaction Including Tax Return Reporting Requirements and the
Applicability and Effect of Federal, State, Local, Foreign and Other Applicable
Tax Laws.

Selected Financial Data

Molecular USA and MPLA have provided the following selected historical financial data to aid you in analyzing the financial aspects of the Transaction.
The information is only a summary and you should read it together with Molecular
USA's and MPLA's respective financial statements, which are included as part of this information statement.

The unaudited pro forma consolidated financial data also set forth below gives effect to the Transaction of MPLA by Molecular USA. The selected unaudited pro forma consolidated financial data is based on estimates and assumptions.
This data is not intended to represent or be indicative of the consolidated results of operations or financial conditions of Molecular USA that would have been reported had the Transaction been completed as of the dates presented, and is not intended to represent or be indicative of future consolidated results of operations or financial condition of Molecular USA.

Selected Historical Financial Data of Molecular USA

   Three Month Period Ended Jan. 31, 2006
(Unaudited)

   Year Ended
  October 31, 2005
(Audited)

   Year Ended
  October 31, 2004
(Audited)

BALANCE SHEET DATA:

  Current
  Assets:
  Other Assets:
  Total Assets:
  Total Liabilities:
  Retained Earnings (Deficit):
Shareholder Equity:

$

102,107

$

85

$

309

$

0

$

0

$

0

$

102,107

$

85

$

309

$

22,178

$

8,075

$

7,975

$

0

$

(114,298
)

$

(98,761
)

$

79,929

$

(7,990
)

$

(7,666
)

  INCOME
STATEMENT DATA

Net Revenues

$

0

$

0

$

0

Total Expenses

$

62,081

$

15,537

$

29,219

Net Profit (Loss)

$

(62,081
)

$

(15,537
)

$

(29,219
)

Selected Historical Consolidated Financial Data of MPLA

   Six Month Period
  Ended Dec. 31, 2005
  (Unaudited)
AUD

   Year Ended
  June 30, 2005
  (Audited)
AUD

BALANCE SHEET DATA:

  Current
  Assets:
  Other Assets:
  Total Assets:
  Total Liabilities:
  Retained Earnings (Deficit):
Shareholder Equity:

$

9,330

$

18,484

$

6,475

$

1,639

$

15,805

$

20,123

$

484,996

$

283,693

$

(768,791
)

$

(563,170
)

$

(469,191

)

$

(263,570
)

  INCOME
STATEMENT DATA

Net Revenues

$

1,000

$

0

Total Expenses

$

205,281

$

563,170

Net Profit (Loss)

$

(204,281
)

$

(563,170
)

Selected Unaudited Pro Forma Combined Financial Data of Molecular USA and
MPLA

   Three Month Period
  Ended Jan. 31, 2006
(Unaudited)

   Year Ended
  October 31, 2005
(Audited)

BALANCE SHEET DATA:

  Current
  Assets:
  Other Assets:
  Total Assets:
  Total Liabilities:
  Retained Earnings (Deficit):
Shareholder Equity:

$

108,920

$

28,146

$

4,727

$

1,042

$

113,647

$

29,188

$

376,274

$

309,804

$

(561,294
)

$

(500,412
)

$

(262,627
)

$

(280,616
)

  INCOME
STATEMENT DATA

Net Revenues

$

744

$

0

Total Expenses

$

83,084

$

407,887

Net Profit (Loss)

$

(82,340
)

$

(407,887
)

Pro Forma Financial Information

The Unaudited Pro-Forma Consolidated Balance Sheet reflects financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of MPLA in exchange for 88,000,000 shares of common stock of Molecular USA in contemplation of the acquisition.

The proposed acquisition is described as a "reverse acquisition" to be reflected as a recapitalization with MPLA as the accounting acquirer. The liabilities of Molecular USA exceeded assets and the resulting net liability position of $499,393 is recorded as a reduction of additional paid-in capital.
The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above Transaction as applicable to reverse acquisitions. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Proxy Statement.

The Pro-Forma Consolidated Balance Sheets gives effect to the above
Transaction as if it occurred at the year ended October 31, 2005 and the interim period ended January 31, 2006 . The parties intend to maintain an October 31st year end after the close of the Transaction.

 Set forth below are the unaudited pro forma consolidated balance sheet as at the year October 31, 2005 and three month period ended January 31, 2006 assuming the transaction occurred as at October 31, 2005 and January 31, 2006 respectively, and the unaudited statement of operations for the year ended
October 31, 2005 assuming the transaction occurred at the beginning of the year and the three month period ended January 31, 2006 assuming the transaction occurred at the beginning of this period.

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated as at October 31, 2005 or January 31, 2006 , nor are
they necessarily indicative of future operating results of the consolidated companies under the ownership and management of MPLA . The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

[Pro Forma Statements Begin on Next Page]

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

October 31, 2005

Unaudited - Prepared by Management

Set forth below are the unaudited pro forma consolidated
 balance sheet as at October 31, 2005 assuming the transaction occurred as at
 October 31, 2005 and the unaudited statement of operations for the year ended
 October 31, 2005 assuming the transaction occurred at the beginning of the year.

The information presented below is for informational
 purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated as at October 31, 2005 or November 1, 2004, nor are they necessarily indicative of future operating results of the consolidated companies under the ownership and management of the
 Company. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

   Molecular
Pharmacology (USA) Limited

   (Formerly Blue
Hawk Ventures, Inc.)

   (A Development
Stage Company)

   Pro
Forma Consolidated Balance Sheet

As at October 31, 2005

   Expressed in US
Funds

   Unaudited -
Prepared by Management

Pro Forma

Adjustments

Pro Forma

and

Consolidated

Molecular

Molecular

Eliminating

Molecular

Pharmacology

Pharmacology

Entries

Pharmacology

ASSETS

(USA) Limited

Limited

(Note 2)

(USA) Limited

Current

     Cash and cash equivalents

$

85

$

24,638

$

-

$

24,723

     Receivables

-

3,423

-

3,423

85

28,061

-

28,146

   Plant and
Equipment

-

1,042

-

1,042

$

85

$

29,103

$

-

$

29,188

LIABILITIES

Current

     Accounts payable

$

3,775

$

351

$

-

$

4,126

     Accrued liabilities

3,300

-

-

3,300

     Due to related parties

1,000

301,378

-

302,378

8,075

301,729

-

309,804

   STOCKHOLDERS'
EQUITY (DEFICIENCY)

Common Stock

42,054

227,786

(227,786)

a

88,000

a

130,054

   Additional
paid-in capital

63,961

-

(63,961)
b

(50,044)
b

139,786
a

89,742

   Accumulated
Comprehensive Gain

   293

   -

(293)
b
   -

Deficit

(114,298)

(500,412)

114,298
b

(500,412)

(7,990)

(272,626)

-

(280,616)

$

85

$

29,103

$

-

$

29,188

   ON BEHALF OF THE
BOARD:

______________________________, Director

______________________________, Director

The accompanying notes are an integral part of these financial statements.

   Molecular
Pharmacology (USA) Limited

   (Formerly Blue
Hawk Ventures, Inc.)

   (A Development
Stage Company)

   Pro Forma
Consolidated Statements of Operations

   For the Year Ended October 31,
2005

   Expressed in US
Funds

   Unaudited -
Prepared by Management

Pro Forma

Adjustments

Pro Forma

and

Consolidated

Molecular

Molecular

Eliminating

Molecular

Pharmacology

Pharmacology

Entries

Pharmacology

(USA) Limited

Limited

(Note 2c)

(USA) Limited

   General and
Administrative Expenses

     Administration fees

$

1,350

$

25,423

$

(1,350)

$

25,423

     Analysis costs

-

33,870

-

33,870

     Consultancy fees

-

285,222

-

285,222

     Depreciation

-

41

-

41

     Licenses and fees

1,000

1,793

(1,000)

1,793

     Product samples

-

1,486

-

1,486

     Professional fees

9,524

-

(9,524)

-

     Promotional costs

-

8,869

-

8,869

     Office and other

3,663

3,657

(3,663)

3,657

     Rent and outgoings

-

4,750

-

4,750

     Secretarial costs

-

26,035

-

26,035

     Travel and accommodation

-

16,741

-

16,741

   Total General
and Administrative Expenses

15,537

407,887

(15,537)

407,887

   Loss for the
Year

$

(15,537)

$

(407,887)

$

15,537

$

(407,887)

   Loss per Share
- Basic and Diluted

$

(0.00)

   Weighted
Average Shares Outstanding

130,053,740

 The accompanying notes are an integral part of
these financial statements.

1. Proposed Arrangement and Basis of Presentation

The accompanying unaudited pro forma consolidated financial
 statements have been compiled for purposes of inclusion in the 14A filing relating to the acquisition by Molecular Pharmacology (USA) Limited (formerly
 Blue Hawk Ventures, Inc.) ("MPL USA") of all of the shares in the capital of
 Molecular Pharmacology Limited ("MPLA"), an Australian corporation. As consideration, MPL USA will issue 88,000,000 common shares.

The unaudited pro forma consolidated financial statements
 should be read in conjunction with the historical financial statements of each entity. The audited balance sheet of MPL USA as at October 31, 2005 and the unaudited balance sheet of MPLA as at September 30, 2005 were used in the preparation of the unaudited pro forma consolidated balance sheet as at October
 31, 2005. The audited statement of operations of MPL USA for the year ended
 October 31, 2005 and the audited statement of operations of MPLA for the year ended June 30, 2005 in accordance with Australian GAAP plus the unaudited statement of operations of MPL for the three months ended September 30, 2005 less the unaudited statement of operations of MPL for the three months ended
 September 30, 2004 were used in the preparation of the unaudited pro forma consolidated statement of operations for the year ended October 31, 2005 and the unaudited pro forma consolidated loss per share for the year ended October
 31, 2005.

The MPLA historical financial statements used in the
 preparation of the pro forma consolidated financial statements were translated into US dollars as follows: Balance sheet accounts were translated at the rate of exchange in effect on September 30, 2005 (Australian dollar to US dollar was
 0.7603) and the statement of operations accounts were translated at the average rate of exchange in effect during the year ended September 30, 2005 (Australian dollar to US dollar was 0.7662).

Because the former owners of MPLA end up with control of MPL
 USA, the transaction would normally be considered a purchase by MPLA. However, since MPL USA is not carrying on a business, the transaction is not a business combination. Instead, the transaction is accounted for as a recapitalization of
 MPLA and the issuance of stock by MPLA (represented by the outstanding shares of MPL USA) for the assets and liabilities of MPL USA. The value of the net assets of MPL USA on October 31, 2005 is the same as their historical book value, that being $(7,990).

2. Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet as at
 October 31, 2005 has been prepared assuming that the transaction related to the arrangement occurred on October 31, 2005.

The unaudited pro forma consolidated statement of operations for the year ended October 31, 2005 has been prepared assuming that the transaction related to the arrangement occurred on November 1, 2004.

The unaudited pro forma consolidated financial statements
 give effect to the acquisition of MPL USA (at net book value) and the related elimination of the share capital and deficit of MPL USA as follows:

  Reverse the common stock of MPLA and reflect the issuance of 88 million shares of MPL USA;

  Eliminate MPL USA's retained earnings and additional paid-in capital;

  Eliminate the effect of the operations of MPL USA.

3. Pro Forma Loss Per Share

The unaudited pro forma consolidated loss per share is not
 necessarily indicative of the results of operations that would have been attained had the acquisition taken place as at November 1, 2004 and does not purport to be indicative of the effects that may be expected to occur in the future.

 MOLECULAR PHARMACOLOGY (USA) LIMITED

(A Development Stage Company)

INTERIM PRO FORMA CONSOLIDATED

 FINANCIAL STATEMENTS

January 31, 2006

Unaudited - Prepared by Management

Set forth below are the unaudited interim pro forma
 consolidated balance sheet as at January 31, 2006 assuming the transaction occurred as at January 31, 2006 and the unaudited interim pro forma consolidated statement of operations for the three months ended January 31,
 2006 assuming the transaction occurred at the beginning of the fiscal year.

The information presented below is for informational
 purposes only and is not necessarily indicative of the actual results that would have occurred had the acquisition been consummated as at January 31, 2006 or November 1, 2005, nor are they necessarily indicative of future operating results of the consolidated companies under the ownership and management of the
 Company. The unaudited interim pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

    Molecular
Pharmacology (USA) Limited

    (A Development
Stage Company)

Interim Pro Forma Consolidated Balance Sheet

As at January 31, 2006

    Expressed in
US Funds

    Unaudited -
Prepared by Management

Pro Forma

Adjustments

Pro Forma

and

Consolidated

Molecular

Molecular

Eliminating

Molecular

Pharmacology

Pharmacology

Entries

Pharmacology

ASSETS

(USA) Limited

Limited

(Note 2)

(USA) Limited

Current

      Cash and cash equivalents

$

102,107

$

3,116

$

-

$

105,223

      Receivables

-

3,697

-

3,697

102,107

6,813

-

108,920

    Plant and
Equipment

-

4,727

-

4,727

$

102,107

$

11,540

$

-

$

113,647

LIABILITIES

Current

      Accounts payable

$

1,050

$

5,599

$

-

$

6,649

      Accrued liabilities

20,128

-

-

20,128

      Due to related parties

1,000

348,497

-

349,497

22,178

354,096

-

376,274

    STOCKHOLDERS'
EQUITY (DEFICIENCY)

Common Stock

43,554

218,738

(218,738)

a

88,000

a

131,554

    Additional
paid-in capital

212,461

-

(212,461)

b

36,375

b

130,738

a

167,113

    Accumulated
Comprehensive Gain

293

    -

(293)

b
    -

Deficit

(176,379)

(561,294)

176,379

b

(561,294)

79,929

(342,556)

-

(262,627)

$

102,107

$

11,540

$

-

$

113,647

    ON BEHALF OF THE
BOARD:

______________________________, Director

______________________________, Director

The accompanying notes are an integral part of these
 financial statements.

    Molecular
Pharmacology (USA) Limited

    (A Development
Stage Company)

Interim Pro Forma Consolidated Statements of Operations

    For the Three
Months Ended January 31, 2006

    Expressed in
US Funds

    Unaudited -
Prepared by Management

Pro Forma

Adjustments

Pro Forma

and

Consolidated

Molecular

Molecular

Eliminating

Molecular

Pharmacology

Pharmacology

Entries

Pharmacology

(USA) Limited

Limited

(Note 2c)

(USA) Limited

Revenue

      Distribution rights

$

-

$

744

$

-

$

744

    General and
Administrative Expenses

      Administration fees

-

4,301

-

4,301

      Audit fees

-

1,489

-

1,489

      Consultancy fees

-

66,551

-

66,551

      Depreciation

-

97

-

97

      Licenses and fees

217

402

(217)

402

      Professional fees

53,769

-

(53,769)

-

      Public relations

7,966

-

(7,966)

-

      Office and other

129

275

(129)

275

      Rent and outgoings

-

989

-

989

      Secretarial costs

-

1,117

-

1,117

      Travel and accommodation

-

7,864

-

7,864

    Total General
and Administrative Expenses

62,081

83,084

(62,081)

83,084

    Loss for the
Period

$

(62,081)

$

(82,340)

$

62,081

$

(82,340)

    Loss per Share
- Basic and Diluted

$

(0.00)

    Weighted
Average Shares Outstanding

131,325,479

The accompanying notes are an integral part of these
 financial statements.

1. Proposed Arrangement and Basis of Presentation

The accompanying unaudited interim pro forma consolidated
 financial statements have been compiled for purposes of inclusion in the 14A filing relating to the acquisition by Molecular Pharmacology (USA) Limited ("MPL
 USA") of all of the shares in the capital of Molecular Pharmacology Limited ("MPLA"), an Australian corporation. As consideration, MPL USA will issue 88,000,000 common shares.

The unaudited interim pro forma consolidated financial
 statements should be read in conjunction with the historical financial statements of each entity. The unaudited balance sheet of MPL USA as at
 January 31, 2006 and the unaudited balance sheet of MPLA as at December 31,
 2005 were used in the preparation of the unaudited interim pro forma consolidated balance sheet as at January 31, 2006. The unaudited statement of operations of MPL USA for the three months ended January 31, 2006 and the unaudited statement of operations of MPLA for the six months ended December 31,
 2005 less the unaudited statement of operations of MPLA for the three months ended September 30, 2005 were used in the preparation of the unaudited interim pro forma consolidated statement of operations for the three months ended
 January 31, 2006 and the unaudited interim pro forma consolidated loss per share for the three months ended January 31, 2006.

The MPLA historical financial statements used in the
 preparation of the interim pro forma consolidated financial statements were translated into US dollars as follows: Balance sheet accounts were translated at the rate of exchange in effect on December 31, 2005 (Australian dollar to US dollar was 0.7301) and the statement of operations accounts were translated at the average rate of exchange in effect during the three months ended December
 31, 2005 (Australian dollar to US dollar was 0.7444).

Because the former owners of MPLA end up with control of MPL
 USA, the transaction would normally be considered a purchase by MPLA. However, since MPL USA is not carrying on a business, the transaction is not a business combination. Instead, the transaction is accounted for as a recapitalization of
 MPLA and the issuance of stock by MPLA (represented by the outstanding shares of MPL USA) for the assets and liabilities of MPL USA. The value of the net assets of MPL USA on January 31, 2006 is the same as their historical book value, that being $79,929.

2. Pro Forma Adjustments

The unaudited interim pro forma consolidated balance sheet
 as at January 31, 2006 has been prepared assuming that the transaction related to the arrangement occurred on January 31, 2006.

The unaudited interim pro forma consolidated statement of
 operations for the three months ended January 31, 2006 has been prepared assuming that the transaction related to the arrangement occurred on November
 1, 2005.

The unaudited interim pro forma consolidated financial
 statements give effect to the acquisition of MPL USA (at net book value) and the related elimination of the share capital and deficit of MPL USA as follows:

  Reverse the common stock of MPLA and reflect the issuance of 88 million shares of MPL USA;

  Eliminate MPL USA's additional paid-in capital, accumulated comprehensive gain and deficit;

  Eliminate the effect of the operations of MPL USA.

3. Interim Pro Forma Loss Per Share

The unaudited interim pro forma consolidated loss per share
 is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place as at November 1, 2005 and does not purport to be indicative of the effects that may be expected to occur in the future.

 INFORMATION CONCERNING MOLECULAR USA

Business Development of Molecular USA

Molecular USA was incorporated in the state of Nevada on May 01, 2002 under the name "Blue Hawk Ventures, Inc." Molecular USA changed its name to "Molecular
Pharmacology (USA) Limited on August 29, 2005. At this same time Molecular USA completed a four for one forward split of its issued and outstanding share capital and altered its share capital to 200,000,000 shares of common stock with a par value of $0.001 per share; and 100,000,000 shares of preferred stock with a par value of $0.001 per share.

Molecular USA has not been involved in any bankruptcy, receivership or similar proceeding nor has there been any material reclassification or merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of business.

Up until the fall of 2005, Molecular USA was in the business of mineral exploration and development of a mineral property. Molecular USA's mining property consisted of an option to acquire the twelve (12) mineral claims situated in eastern Manitoba, Canada (the "Little Bear Lake Claims"). The
Little Bear Lake Claims cover an area of approximately 1,600 hectares (3,954 acres). Molecular USA completed the physical work involved in a Phase I exploration program on the Little Bear Claims and on May 31, 2004 received a report with recommendations for future efforts based upon the work completed to date.

Molecular USA's option on the Little Bear Lake Claims was exercisable by completing further cash payments and share issuances to the optionor and by completing minimum required exploration expenditures on the Little Bear Lake
Claims. Molecular USA tried to raise additional capital to meet these requirements but was unsuccessful. Molecular USA allowed the option on this claim to lapse in the fall of 2005. The Board of Directors looked at other opportunities for Molecular USA when it realized it may be unsuccessful in its capital raising activities. The Board of Director received several other alternative proposals which they believed would be able to obtain financing and be suitably attractive to the stockholders of Molecular USA.

On October 13, 2005, Molecular USA entered into a distribution and supply agreement with Molecular Pharmacology Limited ("MPLA"). MPLA is incorporated under the laws of Australia and is a wholly owned subsidiary company of Pharmanet Group Limited, an Australian company listed on the
Australian Stock Exchange. Under the terms of the distribution and supply agreement, Molecular USA has the exclusive distribution rights to distribute, market, promote, detail, advertise and sell certain "Licensed Products", as defined in the agreement, with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions).
Molecular USA paid MPLA one thousand dollars ($1,000) on the date of execution of the agreement and is required to pay one hundred thousand dollars ($100,000)
six (6) months from the date of execution of the agreement or the date that any
Licensed Product is available and ready for distribution and sale in commercial quantities in the United States under the terms of the Agreement (the "Commencement
Date"), whichever occurs first. The agreement also requires Molecular USA to pay MPLA a royalty of 5%. MPLA is to supply all Licensed Products to Molecular
USA and is responsible for obtaining all necessary regulatory approvals for the
Licensed Product in the United States. The agreement is for a one year term from the Commencement Date and may be automatically extended by successive one-year periods, unless at least three (3) months prior to the renewal date, as defined in the agreement, either party advises the other party that it elects not to permit the extension of the term.

Molecular USA has subsequently entered into a share purchase agreement dated
November 25, 2005 with Pharmanet Group Limited to acquire 100% of the issued and outstanding shares of Molecular MPLA in exchange for 88 million shares of
Molecular USA common stock.

Current Business of Molecular USA

Molecular USA is an emerging pharmaceutical distribution and supply company.
Molecular USA entered into a distribution and supply agreement with MPLA in
October 2005 providing it with the exclusive distribution rights to distribute, market, promote, detail, advertise and sell certain "Licensed Products", as defined in the agreement, with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions).
The Licensed Products all address pain and inflammation.

Since signing the distribution and supply agreement with MPLA, Molecular USA has engaged in organizational and start up activities, including developing a new business plan, recruiting new directors, scientific advisors and key scientists, making arrangements for laboratory facilities and office space and raising additional capital. Molecular USA has generated no revenue from product sales. Molecular USA does not have any pharmaceutical products currently available for sale, and none are expected to be commercially available for some time, if at all. The Licensed Products must first undergo pre-clinical and human clinical testing in the United States before they may be sold commercially.

Licensed Products

Molecular USA has exclusive distribution rights to distribute, market, promote, detail, advertise and sell certain "Licensed Products", with metallo-polypeptide analgesic and anti-inflammatory activity as an active ingredient, in the United States (excluding its territories and possessions)
from MPLA.

The Licensed Products include all products in all dosage forms, formulations, line extensions and package configurations using or otherwise incorporating any aspect or production method of metallo-polypeptide analgesic and anti-inflammatory activity as an active ingredient marketed by MPLA or its affiliates under the tradename Tripeptafen or any other trade names or trade marks used by MPLA relating to the product and any improvements to such formulations or dosages as may hereafter be distributed by MPLA or its affiliates in the territory during the term of the distribution and supply agreement between Molecular and MPLA for the topical application for human use only, and specifically excludes:

  dermatological or cosmetic use, or tissue repair or tissue regeneration effect;

  any use or application of the Licensed Product in non-human groups or species; and

  Thermalife cream, presently owned by Pharmanet, the holding company of MPLA.

All Licensed Products must first obtain regulatory clearance in the United
States before they may be marketed and sold by Molecular USA. Clinical programs are currently planned by MPLA for US and Australia. MPLA has received human clinical trial approval for an interim Tripeptofen candidate which will be conducted by Curtin University in Western Australia. The clinical trial program is then expected to be expanded with follow- up trials in the US expected during
2006. Regulatory approval, commencement of the Master Drug File (MDF) and market approval are the focus of an ongoing program expected to continue over the next
18 to 24 months.

Patents & Trademarks

Molecular USA, MPLA and Pharmanet, regard their intellectual property rights, such as copyrights, trademarks, trade secrets, practices and tools, as important to the success of the combined company. To protect their intellectual property rights, Molecular USA intends to rely on a combination of patent, trademark and copyright law, trade secret protection, confidentiality agreements and other contractual arrangements with their employees, affiliates, clients, strategic partners, acquisition targets and others. Effective patent, trademark, copyright and trade secret protection may not be available in every country in which the combined company intends to offer its products. The steps taken by Molecular USA and MPLA to protect their intellectual property rights may not be adequate.
Third parties may infringe or misappropriate the combined company's intellectual property rights or the combined company may not be able to detect unauthorized use and take appropriate steps to enforce its rights. In addition, other parties may assert infringement claims against the combined company. Such claims, regardless of merit, could result in the expenditure of significant financial and managerial resources. Further, an increasing number of patents are being issued to third parties regarding these processes. Future patents may limit the combined company's ability to use processes covered by such patents or expose the combined company to claims of patent infringement or otherwise require the combined company to seek to obtain related licenses. Such licenses may not be available on acceptable terms. The failure to obtain such licenses on acceptable terms could have a negative effect on the combined company's business.

Management of MPLA believes that MPLA's products, trademarks, and other proprietary rights do not infringe on the proprietary rights of third parties and that MPLA has licensed proprietary rights from third parties.

Marketing

Molecular USA plans to market its Licensed Products, if approved by the FDA, through hiring a specialized sales and marketing team to launch the product in the United States. Molecular USA may collaborate with or create co-development or co-marketing partnerships with pharmaceutical companies and other pharmaceutical distribution companies who have greater sales and marketing capabilities than we do. We expect that these partners may even help fund the development costs of the Licensed Products in the United States.

Manufacturing & Supply

Molecular USA has no manufacturing facilities. MPLA is required to supply
Molecular USA with all Licensed Products under the distribution and supply agreement entered into by the parties in October 2005. It is likely MPLA will enter into arrangements with various third parties for the formulation and manufacture of the Licensed Products and formulation required for clinical trial purposed. These formulations and the manufacturing facilities must comply with regulations and current good laboratory practices or cGLPs, and current good manufacturing practices or cGMPs, enforced by the FDA. Molecular USA plans to continue MPLAs practice to outsource formulation and manufacturing for its clinical trials and potential commercialization after the acquisition of MPLA by
Molecular USA.

Molecular USA has not entered into any supply agreements.

Competition

We compete in the segment of the pharmaceutical market that treats pain and inflammation, which is highly competitive. We face significant competition from most pharmaceutical companies as well as biotechnology companies that are also researching and selling products designed to treat pain and inflammation. Many of our competitors have significantly greater financial, manufacturing, marketing and product development resources than we do. Large pharmaceutical companies in particular have extensive experience in clinical testing and in obtaining regulatory approvals for drugs. These companies also have significantly greater research capabilities than we do. In addition, many universities and private and public research institutes are active in neurological research, some in direct competition with us. These companies, as well as academic institutions, governmental agencies and other public and private organizations conducting research, also compete with Molecular USA and
MPLA in recruiting and retaining highly qualified scientific personnel and consultants and may establish collaborative arrangements with competitors of
Molecular USA.

Molecular USA's competition will be determined in part by the potential indications for which the MPLA's products are developed and ultimately approved by regulatory authorities.

Molecular USA knows of other companies and institutions dedicated to the development of anti-pain and anti-inflammatory pharmaceuticals similar to those being developed by MPLA and licensed to Molecular USA, including Purdue Pharma,
Pfizer, and Abbott Laboratories among others. Many of Molecular USA's competitors, existing or potential, have substantially greater financial and technical resources and therefore may be in a better position to develop, manufacture and market pharmaceutical products. Many of these competitors are also more experienced with regard to preclinical testing, human clinical trials and obtaining regulatory approvals. The current or future existence of competitive products may also adversely affect the marketability of Molecular
USA's products.

Governmental Regulation

FDA Regulation. Pharmaceutical products are subject to extensive pre- and post-marketing regulation by the Food and Drug Administration ("FDA"), including regulations that govern the testing, manufacturing, safety, efficacy, labeling, storage, record-keeping, advertising and promotion of the products under the Federal Food, Drug and Cosmetic Act and the Public Health Services
Act, and by comparable agencies in most foreign countries. The process required by the FDA before a new drug may be marketed in the U.S. generally involves the following: completion of pre-clinical laboratory and animal testing; submission of an investigational new drug application, or IND, which must become effective before clinical trials may begin; performance of adequate and well controlled human clinical trials to establish the safety and efficacy of the proposed drug's intended use; and approval by the FDA of a New Drug Application, or NDA.

The activities required before a pharmaceutical agent may be marketed in the
United States begin with pre-clinical testing. Pre-clinical tests include laboratory evaluation of potential products and animal studies to assess the potential safety and efficacy of the product and its formulations. The results of these studies and other information must be submitted to the FDA as part of an IND application, which must be reviewed and approved by the FDA before proposed clinical testing can begin. Clinical trials involve the administration of the investigational new drug to healthy volunteers or to patients under the supervision of a qualified principal investigator. Clinical trials are conducted in accordance with Good Clinical Practices under protocols that detail the objectives of the study, the parameters to be used to monitor safety and the efficacy criteria to be evaluated. Each protocol must be submitted to the FDA as part of the IND application. Further, each clinical study must be conducted under the auspices of an independent institutional review board. The institutional review board will consider, among other things, ethical factors and the safety of human subjects.

Typically, human clinical trials are conducted in three phases that may overlap. In Phase 1, clinical trials are conducted with a small number of subjects to determine the early safety profile and pharmacology of the new therapy. In Phase 2, clinical trials are conducted with groups of patients afflicted with a specific disease in order to determine preliminary efficacy, optimal dosages and expanded evidence of safety. In Phase 3, large scale, multicenter, comparative clinical trials are conducted with patients afflicted with a target disease in order to provide enough data for the statistical proof of efficacy and safety required by the FDA and others.

The results of the pre-clinical and clinical testing, together with chemistry and manufacturing information, are submitted to the FDA in the form of an NDA for a pharmaceutical product in order to obtain approval to commence commercial sales. In responding to an NDA, the FDA may grant marketing approvals, request additional information or further research, or deny the application if it determines that the application does not satisfy its regulatory approval criteria. Patient-specific therapies may be subject to additional risk with respect to the regulatory review process. FDA approval for a pharmaceutical product may not be granted on a timely basis, if at all, or if granted may not cover all the clinical indications for which approval is sought or may contain significant limitations in the form of warnings, precautions or contraindications with respect to conditions of use.

Satisfaction of FDA premarket approval requirements for new drugs typically takes several years, and the actual time required may vary substantially based upon the type, complexity and novelty of the product or targeted disease.
Government regulation may delay or prevent marketing of potential products for a considerable period of time and impose costly procedures upon our activities.
Success in early stage clinical trials or with prior versions of products does not assure success in later stage clinical trials. Data obtained from clinical activities are not always conclusive and may be susceptible to varying interpretations that could delay, limit or prevent regulatory approval.

Once approved, the FDA may withdraw the product approval if compliance with pre- and post-marketing regulatory standards is not maintained or if problems occur after the product reaches the marketplace. In addition, the FDA may require post-marketing studies, referred to as Phase 4 studies, to monitor the effect of an approved product, and may limit further marketing of the product based on the results of these post-market studies. The FDA has broad post-market regulatory and enforcement powers, including the ability to levy fines and civil penalties, suspend or delay issuance of approvals, seize or recall products, or withdraw approvals.

Facilities used to manufacture drugs are subject to periodic inspection by the FDA, Drug Enforcement Agency and other authorities where applicable, and must comply with the FDA's Current Good Manufacturing regulations. Failure to comply with the statutory and regulatory requirements subjects the manufacturer to possible legal or regulatory action, such as suspension of manufacturing, seizure of product or voluntary recall of a product. Adverse experiences with the product must be reported to the FDA and could result in the imposition of market restriction through labeling changes or in product removal. Product approvals may be withdrawn if compliance with regulatory requirements is not maintained or if problems concerning safety or efficacy of the product occur following approval.

With respect to post-market product advertising and promotion, the FDA imposes a number of complex regulations on entities that advertise and promote pharmaceuticals, which include, among other things, standards and regulations relating to direct-to-consumer advertising, off-label promotion, industry sponsored scientific and educational activities, and promotional activities involving the Internet. The FDA has very broad enforcement authority under the
Federal Food, Drug and Cosmetic Act, and failure to abide by these regulations can result in penalties including the issuance of a warning letter directing the entity to correct deviations from FDA standards, a requirement that future advertising and promotional materials be pre-cleared by the FDA, and state and federal civil and criminal investigations and prosecutions.

Research facilities are subject to various laws and regulations regarding laboratory practices, the experimental use of animals, and the use and disposal of hazardous or potentially hazardous substances in connection with the research in question. In each of these areas, as above, the government has broad regulatory and enforcement powers, including the ability to levy fines and civil penalties, suspend or delay issuance of approvals, seize or recall products, and withdraw approvals, any one or more of which could have a material adverse effect upon us.

Other Government Regulations. In addition to laws and regulations enforced by the FDA, research of Molecular USA's products in the United States are subject to regulation under National Institutes of Health guidelines, as well as under the Controlled Substances Act, the Occupational Safety and Health
Act, the Environmental Protection Act, the Toxic Substances Control Act, the
Resource Conservation and Recovery Act and other present and potential future federal, state or local laws and regulations, as research and development of its products involves the controlled use of hazardous materials, chemicals, viruses and various radioactive compounds.

In addition to regulations in the United States, Molecular USA's products are subject to a variety of foreign regulations governing clinical trials and commercial sales and distribution of its Licensed Products. Whether or not
Molecular USA obtains FDA approval for a product, Molecular USA or its subsidiaries must obtain approval of a product by the comparable regulatory authorities of foreign countries before it can commence clinical trials or marketing of the product in those countries. The approval process varies from country to country, and the time may be longer or shorter than that required for
FDA approval. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary greatly from country to country.

Sarbanes-Oxley Act of 2002. On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002, or the SOA. SOA imposes a wide variety of new requirements on both U.S. and non-U.S. companies, that file or are required to file periodic reports with the Securities and Exchange Commission (the "SEC")
under the Securities Exchange Act of 1934. Many of these new requirements will affect Molecular USA and its board of directors. For instance, under SOA
Molecular USA is required to:

  form an audit committees in compliance with SOA;

  have Molecular USA's chief executive office and chief financial officer are required to certify its financial statements;

  ensure Molecular USA's directors and senior officers are required to forfeit all bonuses or other incentive-based compensation and profits received from the sale of Molecular USA's securities in the twelve month period following initial publication of any of Molecular USA's financial statements that later require restatement;

  disclose any off-balance sheet transactions as required by SOA;

  prohibit all personal loans to directors and officers;

  insure directors, officers and 10% holders file their Forms 4's within two days of a transaction;

  adopt a code of ethics and file a Form 8-K when ever there is a change or waiver of this code; and

  insure Molecular USA's auditor is independent as defined by SOA.

SOA has required us to review our current procedures and policies to determine whether they comply with the SOA and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the SOA and will take whatever actions are necessary to ensure that we are in compliance.

Research and Development

Over the past two fiscal years, Molecular USA has spent no money on research and development activities.

Environmental Compliance

The nature of Molecular USA's business does not require
special environmental or local government approval. Molecular USA is compliant with all environmental laws. The cost of such compliance is minimal for
Molecular USA.

Employees

Molecular USA currently has no employees. Molecular USA expects it will add more employees and independent consultants if it is successful in completing its proposed acquisition of MPLA.

Description of Property

Molecular USA's office space is located at 8721 Santa Monica Boulevard, Suite
1023, Los Angeles, California, U.S.A. 90069-4507 under a month to month lease which is paid for by one of our directors.

Legal Proceedings

We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Market for Molecular USA's Common Equity and Related
Stockholders Matters

Market Information. Our common shares are quoted on the Over-the-Counter
Bulletin Board under the symbol "MLPH". The following quotations reflect the high and low bids for our common stock based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The high and low bid prices for our common shares (obtained from Canada Stockwatch) for each full financial quarter for the two most recent full fiscal years were as follows:

Quarter Ended(1) (2)
High
Low

January 31, 2006
$2.14
$0.25

October 31, 2005
$0.24
$1.50

July 31, 2005
$0.00
$0.24

April 30, 2005
N/A
N/A

January 31, 2005
N/A
N/A

October 31, 2004
N/A
N/A

July 31, 2004
N/A
N/A

April 30, 2004
N/A
N/A

January 31, 2004
N/A
N/A

Notes:

(1)
   The quotations above reflect
   inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

(2)
   Molecular USA was originally
   first quoted on the OTCBB on May 13, 2005 under the symbol "BHWV". Its symbol was changed to "MLPH" on August 29, 2005.

Holders of Common Stock. As of March 10 , 2006, there were twenty (20)
registered shareholders of Molecular USA's common stock.

Dividends. Molecular USA has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. Molecular USA's current policy is to retain any earnings in order to finance the expansion of its operations. Molecular USA's board of directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with the Minnesota Revised Statutes.

No Equity Compensation Plan. Molecular USA does not have an equity compensation plan and does not plan to implement such a plan.

Reports to Securities Holders. Molecular USA is required to file annual reports on Form 10-KSB and quarterly reports on Form 10-QSB with the Securities
Exchange Commission on a regular basis, and will be required to timely disclose certain material events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in a current report on Form 8-K.

You may read and copy any materials Molecular USA files with the Securities and Exchange Commission at their Public Reference Room at 100 F Street NE,
Washington, DC 20549. You may obtain information on the operation of the Public
Reference Room by calling the SEC at 1-800-SEC-0330.

Financial Statements

Molecular USA's fiscal year end is October 31st.

Molecular audited financial statements for the fiscal year ended October 31,
2006 , and unaudited financial statements for the period ended January 31, 2006, immediately follow. The audited financial statements include:

  Auditor's Report dated January 27, 2006;

  Balance Sheets as at October 31, 2005 and October 31, 2004;

  Statements of Operations for the year ended October 31, 2005 and for the year ended October 31, 2004;

  Statement of Stockholders' Equity for the year ended October 31, 2005 and for the year ended October 31, 2004;

  Statements of Cash Flows for the year ended October 31, 2005 and for the year ended October 31, 2004; and

  Notes to Financial Statements

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

FINANCIAL STATEMENTS

October 31, 2005

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Molecular Pharmacology (USA) Limited:

We have audited the accompanying balance sheet of Molecular
Pharmacology (USA) Limited as of October 31, 2005, and the related statements of operations, shareholders' deficit, and cash flows for the years ended October
31, 2005 and 2004, and from May 1, 2002 (inception) through October 31, 2005.
These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of
the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above
present fairly, in all material respects, the financial position of Molecular
Pharmacology (USA) Limited as of October 31, 2005, and the results of its operations and its cash flows for the years ended October 31, 2005 and 2004, and from May 1, 2002 (inception) through October 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared
assuming that the Company will continue as a going concern. As discussed in Note
1 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to this matter is also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Cordovano and Honeck LLP

Cordovano and Honeck LLP

Denver, Colorado

January 27, 2006

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

BALANCE SHEET

   October 31,
  2005

$

ASSETS

Current assets

Cash and cash equivalents

   85

Total assets

   85

LIABILITIES

Current liabilities

Accounts payable

3,775

Accrued liabilities

3,300

  Indebtedness to related parties
(Note 4)

   1,000

Total current liabilities

   8,075

SHAREHOLDERS' DEFICIENCY

       Preferred stock: par value $0.001, 100,000,000 shares authorized, nil issued and outstanding

-

       Common stock: par value $0.001, 200,000,000 shares authorized,
      42,053,740 issued and outstanding

42,054

Additional paid-in capital

63,961

  Cumulative translation
adjustment

293

  Deficit accumulated during
development stage

   (114,298)

Total shareholders' deficiency

   (7,990)

  Total liabilities and
shareholders' deficiency

   85

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

STATEMENTS OF OPERATIONS

  For the Year Ended
October 31

   May 1, 2002
  (Inception)
  Through
  October 31,
2005

2005
2004

$

$

$

Expenses

    Stock-based compensation:

     Organization costs and offering services (Note
    4)

-

-

4,500

    Contributed rent (Note 4)

1,150

1,200

4,150

    Contributed administrative support (Note 4)

200

300

850

    Licenses and fees

1,000

-

1,000

    Mineral interest acquisition costs (Note 4)

-

-

9,116

    Mineral exploration and filing fees (Note 4)

-

14,597

33,671

    Professional fees

9,524

7,063

39,455

    Office

2,245

4,363

12,869

    Other

1,423

1,696

8,966

Total expenses

15,542

29,219

114,577

  Loss from
operations

(15,542)

(29,219)

(114,577)

  Other income
(expenses)

    Interest expense

-

-

-

Interest income

5

2

279

5

2

279

Net Loss

(15,537)

(29,217)

(114,298)

  Loss per share -
basic and diluted

(0.00)

(0.00)

  Weighted average
shares outstanding

42,053,740

42,053,740

  Comprehensive
loss

Loss for the period

(15,537)

(29,217)

(114,298)

  Foreign currency
translation adjustment

(137)

149

293

  Total
comprehensive loss for the period

(15,674)

(29,068)

(114,005)

  Comprehensive
loss per share

(0.00)

(0.00)

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

   For the Year Ended
  October 31

   May 1, 2002
  (Inception)
  Through
  October 31,
2005

2005

2004

$
$
$

  Cash flows from operating
activities:

       Net loss

(15,537)
(29,217)
(114,298)

       Adjustments
to reconcile net loss to net cash

used by operating activities:

Stock-based compensation
-
-
4,500

Write-off mineral interest deposits
-
13,219
13,219

Office space and administrative support

contributed by a director (Note 4)
1,350
1,500
5,000

Changes in operating assets and liabilities:

Accounts payable
3,490
285
3,775

Accrued liabilities
500
354
3,300

                                 Due to related parties (Note 4)

(890)
890
-

  Net cash (used
in) provided by operating activities

(11,087)

(12,969)

(84,504)

  Cash flows from investing
activities

    Payment of mineral interest deposit

-

-

(13,219)

  Net cash (used
in) provided by investing activities

-

-

(13,219)

  Cash flows from financing
activities

    Proceeds from the sale of common stock

-

-

82,515

    Proceeds from officer advances

11,000

4,000

15,000

  Net cash (used
in) provided by financing activities

11,000

4,000

97,515

  Effect of
exchange rate changes on cash

(137)

149

293

  Net change in
cash

(224)

(8,820)

85

  Cash, beginning
of period

309

9,129

-

  Cash, end of
period

85

309

85

  Supplemental
disclosure of cash flow information:

    Income taxes

-

-

-

    Interest

-

-

-

  Supplemental
Schedule of Non-cash Investing and Financing Activities

    Stock-based compensation

-

-

4,500

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)

   Common stock

Shares

Amount

   Additional
  paid-in
capital

Deficit accumulated during development stage

   Cumulative
  Translation
Adjustment

Total

$

$

$

$

$

  Balances, May 1, 2002
(inception)

-

-

-

-

-

-

  May 2002, common stock sold to an
officer (Note 4)

2,000,000

2,000

(1,500)

-

-

500

  May 2002, common stock issued to
an officer in exchange for organization and stock offering services (Note 4)

18,000,000

18,000

(13,500)

-

-

4,500

  May 2002, common stock sold in
private stock offering (Note 5)

20,000,000

20,000

(15,000)

-

-

5,000

  July and August 2002, common stock
sold in private stock offering (Note 5)

2,053,740

2,054

74,961

-

-

77,015

  Office space and administrative
support contributed by a director (Note 4)

-

-

750

-

-

750

Loss for the period

-

-

-

(21,152)

-

(21,152)

Cumulative translation adjustment

-

-

-

-

40

40

  Balances, October 31, 2002

42,053,740

42,054

45,711

(21,152)

40

66,653

  Office space and administrative
support contributed by a director (Note 4)

-

-

1,400

-

-

1,400

Loss for the period

-

-

-

(48,392)

-

(48,392)

Cumulative translation adjustment

-

-

-

-

241

241

  Balances, October 31, 2003

42,053,740

42,054

47,111

(69,544)

281

19,902

  Office space and administrative
support contributed by a director (Note 4)

-

-

1,500

-

-

1,500

Loss for the period

-

-

-

(29,217)

-

(29,217)

Cumulative translation adjustment

-

-

-

-

149

149

Balances, October 31, 2004

42,053,740

42,054

48,611

(98,761)

430

(7,666)

  Office space and administrative
support contributed by a director (Note 4)

-

-

1,350

-

-

1,350

  Forgiveness of related party
liabilities (Note 4)

-

-

14,000

14,000

Loss for the period

-

-

-

(15,537)

-

(15,537)

Cumulative translation adjustment

-

-

-

-

(137)

(137)

Balances, October 31, 2005

42,053,740

42,054

63,961

(114,298)

293

(7,990)

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1: ORGANIZATION AND GOING CONCERN

Organization

Molecular Pharmacology (USA) Limited (the "Company or "Molecular USA") was
incorporated in the state of Nevada on May 01, 2002 under the name Blue Hawk
Ventures, Inc. Molecular USA changed its name to Molecular Pharmacology (USA)
Limited on August 29, 2005. At the same time Molecular USA completed a four for one forward split of its issued and outstanding share capital and altered its share capital to 200,000,000 shares of common stock with a par value of $0.001 per share; and 100,000,000 shares of preferred stock with a par value of $0.001 per share.

Up until the fall of 2005, Molecular USA was in the business of mineral exploration and development of a mineral property. Molecular USA's mining property consisted of an option to acquire the twelve (12) mineral claims situated in eastern Manitoba, Canada (the "Little Bear Lake Claims"). Molecular
USA allowed the option on this claim to lapse in the fall of 2005.

On October 13, 2005, Molecular USA entered into a distribution and supply agreement with Molecular Pharmacology Limited ("MPLA"). Under the terms of the distribution and supply agreement, Molecular USA has the exclusive distribution rights to distribute, market, promote, detail, advertise and sell certain
"Licensed Products", as defined in the agreement (Note 3).

Since signing the distribution and supply agreement with MPLA, Molecular USA has engaged in organizational and start up activities, including developing a new business plan, recruiting new directors, scientific advisors and key scientists, making arrangements for laboratory facilities and office space and raising additional capital. Molecular USA has generated no revenue from product sales. Molecular USA does not have any pharmaceutical products currently available for sale, and none are expected to be commercially available for some time, if at all. The Licensed Products must first undergo pre-clinical and human clinical testing in the United States before they may be sold commercially.

Molecular USA has subsequently entered into a share purchase agreement dated
November 25, 2005 with Pharmanet Group Limited to acquire 100% of the issued and outstanding shares of MPLA in exchange for 88 million shares of Molecular USA common stock (Note 7).

Going Concern and Liquidity Considerations

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company currently has no commercial operations. To date its activities have been organizational in nature and as a result it must be considered to be in its developmental stage.

The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results. In response to these conditions, management intends to raise additional funds through future equity or debt financings.

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal Year-end

The Company has adopted October 31, as its fiscal year-end.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Functional Currency

The Company's functional currency is the Canadian dollar; however, the accompanying financial statements and footnotes refer to United States ("U.S.")
dollars unless Canadian dollars are specifically designated with "CDN".

Risks and Uncertainties

The Company operates in an emerging industry that is subject to market acceptance and technological change. The Company's operations are subject to significant risks and uncertainties, including financial, operational, technological, and other risks associated with operating an emerging business, including the potential risk of business failure.

Development Stage Company

The Company is a development stage company as defined by Financial Accounting
Standard No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception, have been considered as part of the Company's development stage activities.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents. There were no cash equivalents at October 31, 2005.

Financial Instruments

At October 31, 2005, the fair value of the Company's financial instruments approximate their carrying value based on their terms and interest rates.

Earnings (loss) per Common Share

The Company reports loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents. Diluted loss per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents.
At October 31, 2004, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.

Income Taxes

The Company accounts for income taxes under the provisions of
SFAS No. 109, Accounting for Income Taxes (SFAS 109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Stock-based Compensation

The Company accounts for stock-based compensation arrangements in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, which permits entities to recognize as expense, over the vesting period, the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board ("APB")
Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair value-based method defined in SFAS
No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123. The Company did not report pro forma disclosures in the accompanying financial statements as the Company did not grant any employee stock options as of October 31, 2004.

Foreign Currency Translation

The accounts of the Company's foreign operations have been translated into
United States dollars. Assets and liabilities of those operations are translated in U.S. dollars using exchange rates as of the balance sheet date; income and expenses are translated using the average exchange rates for the reporting period. Translation adjustments are deferred in accumulated other comprehensive income (loss), a separate component of shareholders' equity.

Recent Accounting Standards

In May 2005, the FASB issued SFAS 154, "Accounting Changes and Error
Corrections," which replaces APB Opinion No. 20, "Accounting Changes," and supersedes FASB Statement No. 3, "Reporting Accounting Changes in Interim
Financial Statements - an amendment of APB Opinion No. 28." SFAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15,
2005. The Company does not expect the provisions of
SFAS 154 will have a significant impact on its results of operations.

In December 2004, the FASB issued SFAS 153, "Exchanges of Non-Monetary
Assets," an amendment of APB 29. This statement amends APB 29, which is based on the principle that exchanges of non-monetary assets should be measured at the fair value of the assets exchanged with certain exceptions. SFAS 153 eliminates the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for non-monetary asset exchanges occurring in fiscal periods beginning on or after
June 15, 2005. The Company does not expect the provisions of SFAS 153 will have a significant impact on its results of operations.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
Continued

Recent Accounting Standards - Continued

In December 2004, the FASB issued SFAS No. 123R, "Share Based Payment." SFAS
123R is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation,"
and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees,"
and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and Emerging Issues Task Force Issue No. 96-18, "Accounting
for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or
in Conjunction with Selling, Goods or Services." SFAS 123R does not address the accounting for employee share ownership plans, which are subject to AICPA
Statement of Position 93-6, "Employers' Accounting for Employee Stock Ownership
Plans." SFAS 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award - the requisite service period (usually the vesting period). SFAS 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The scope of SFAS 123R includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first interim or annual reporting period that begins after June 15, 2005. Public entities that file as small business issuers will be required to apply SFAS 123R in the first interim or annual reporting period that begins after December 15, 2005. For non-public entities, SFAS 123R must be applied as of the beginning of the first annual reporting period beginning after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

In November 2004, the FASB issued SFAS No.151, "Inventory Costs, an amendment of ARB No.43, Chapter 4." This statement is effective for fiscal years beginning after June 15, 2005; therefore it will become effective for the Company beginning January 1, 2006. This standard clarifies that abnormal amounts of idle facility expense, freight, handling costs, and wasted material should be expensed as incurred and not included in overhead. In addition, this standard requires that the allocation of fixed production overhead costs to inventory be based on the normal capacity of the production facilities. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 3: SUPPLY AND DISTRIBUTION AGREEMENT

The Company entered into a distribution and supply agreement with MPLA, dated
October 13, 2005 (the "Distribution Agreement"). MPLA is incorporated under the laws of Australia and is a wholly owned subsidiary company of Pharmanet Group
Limited, an Australian company listed on the Australian Stock Exchange

The basic terms of the Distribution Agreement are as follows:

  MPLA has granted exclusive distribution rights to Molecular USA to distribute, market, promote, detail, advertise and sell certain "Licensed
 Products", as defined in the Distribution Agreement, with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions);

  Molecular USA paid MPLA one thousand dollars ($1,000) upon the date of execution of the Distribution Agreement and is required to pay one hundred thousand dollars ($100,000) six (6) months from the date of execution of the
 Distribution Agreement or the date that any Licensed Product is available and ready for distribution and sale in commercial quantities in the United States under the terms of the Distribution Agreement (the "Commencement Date"),
 whichever occurs first;

  Molecular USA is also required to pay MPLA a royalty of 5% as set out in the Distribution Agreement;

  MPLA will supply all licensed products to Molecular USA under the
 Distribution Agreement;

  MPLA is responsible for obtaining all necessary regulatory approvals for the licensed product in the United States; and

  the Distribution Agreement is for a one year term from the "Commencement
 Date" and may be automatically extended by successive one-year periods, unless at least three (3) months prior to the renewal date, as defined in the
 Distribution Agreement, either party advises the other party that it elects not to permit the extension of the term.

NOTE 4: RELATED PARTY TRANSACTIONS

An officer contributed office space to the Company for all
periods presented. The office space was valued at $100 per month based on the market rate in the local area and is included in the accompanying financial statements as contributed rent expense with a corresponding credit to
"Additional paid-in capital". This rental contribution ended October 13, 2005.

An officer and a director have contributed administrative
services to the Company from May 1, 2002 (inception) through October 13, 2005.
The time and effort was recorded in the accompanying financial statements based on the prevailing rates for such services, which equaled $50 per hour based on the level of services performed. The services are reported as contributed administrative services with a corresponding credit to "Additional paid-in capital". These contributed services ended October 13, 2005.

During the year ended October 31, 2005, officers advanced the Company $11,000
(2004 - $4,000) for working capital. The advances do not carry an interest rate and are due on demand. Prior to the year-end, $14,000 of the above liabilities were forgiven by two directors. Management plans to settle the remaining advance of $1,000 with cash or stock. The advances are included in the accompanying financial statements as "Indebtedness to related parties". The forgiveness of the related party liabilities is included in the accompanying financial statements as an increase in additional paid-in capital.

As at October 31, 2004, an officer and an affiliate were owed
$890 for expenses paid on behalf of the Company. This balance was repaid in
2005.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 4: RELATED PARTY TRANSACTIONS - Continued

In May 2002, the Company sold 2,000,000 (500,000 pre forward split) shares of its restricted common stock to a director for $500
($.001/share).

In May 2002, the Company issued 18,000,000 (4,500,000 pre
forward split) shares of its restricted common stock to a director of the
Company in exchange for organization and stock offering services. On the transaction date, the Company's common stock had no reliable market value. The value of the transaction could not be objectively measured as the services were rendered by a related party. The shares were valued by the Board of Directors at
$.001 per share based on contemporaneous stock issuances with unrelated third parties. The transaction resulted in net stock-based compensation expense of
$4,500.

On September 23, 2002, the Company and a director entered
into a trust agreement whereby the director of the Company would hold certain
Mineral Claims on behalf of the Company until the initial exploration program was completed. With a change in directors on October 13, 2005 and change in focus of the company, this agreement is no longer held by the company.

NOTE 5: SHAREHOLDERS' EQUITY

During May 2002, the Company offered for sale 5,000,000 shares at of its
$.001 par value common stock at a price of $0.001 per share. The Company closed the offering after selling all 5,000,000 shares for gross proceeds of $5,000.

During July and August 2002, the Company offered for sale 1,000,000 shares of its $.001 par value common stock at a price of $0.15 per share. The Company closed the offering after selling 513,435 shares for gross proceeds of $77,015.

On August 29, 2005, the Company completed a four (4) for one forward split of its issued and outstanding shares of common stock and amended its Articles of
Incorporation to change its name from "Blue Hawk Ventures, Inc." to "Molecular
Pharmacology (USA) Limited"; and to amend its authorized share capital to
200,000,000 shares of common stock with a par value of $0.001 per share and
100,000,000 shares of preferred stock with a par value of $0.001 per share.

Common shares issued prior to August 29, 2005 have been
retroactively restated to reflect the impact of the forward stock split.

Each offering was made in reliance on an exemption from registration of a trade in the United States under Rule 504 of Regulation D of the United States
Securities Act of 1933, as amended.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(Formerly Blue Hawk Ventures, Inc.)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 6: INCOME TAXES

A reconciliation of the U.S. statutory federal income tax rate to the effective tax rate is as follows:

October 31,

2005

2004

  U.S. statutory federal rate

15.00
%

15.00
%

  Contributed rent and services

-1.30
%

-0.77
%

  Net operating loss for which no
tax

     benefit is currently
available

-13.70
%

-14.23
%

0.00
%

0.00
%

At October 31, 2005, deferred tax assets consisted of a net tax asset of
$14,428, due to operating loss carryforwards of $109,298, which was fully allowed for, in the valuation allowance of $14,428. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.
The change in the valuation allowance for the years ended October 31, 2005 and
2004 totaled $2,129 and $4,158, respectively. The current tax benefit also totaled $2,129 and $4,158 for the years ended October 31, 2005 and 2004, respectively. The net operating loss carryforward expires through the year 2025.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

The Company records its income taxes in accordance with SFAS
No. 109, "Accounting for Income Taxes".

NOTE 7: SUBSEQUENT EVENTS

Subsequent to the year-end, the Company entered into a share purchase agreement dated November 25, 2005 with Pharmanet Group Limited ("Pharmanet") to acquire 100% of the issued and outstanding shares of MPLA (the "Purchase
Agreement"). Molecular USA in exchange for 100% of the issued and outstanding shares of MPLA, will issue Pharmanet an aggregate total of eighty-eight million
(88,000,000) shares of its common stock to on close of the transaction. The
Purchase Agreement is subject to shareholder approval by both Molecular USA and
MPLA.

 MOLECULAR PHARMACOLOGY (USA) LIMITED

(A Development Stage Company)

INTERIM FINANCIAL STATEMENTS

January 31, 2006

(Unaudited)

MOLECULAR PHARMACOLOGY (USA) LIMITED

(A Development Stage Company)

INTERIM BALANCE SHEET

(Unaudited)

January 31

2006

$

ASSETS

Current

  Cash and cash
equivalents

   102,107

102,107

LIABILITIES

Current

  Accounts payable

1,050

  Accrued liabilities

20,128

  Indebtedness to
related parties (Note 5)

   1,000

   22,178

   22,178

  STOCKHOLDERS'
EQUITY

Capital Stock

  Preferred stock: par value $0.001, 100,000,000 shares authorized, nil issued and outstanding

-

  Common stock: par value $0.001, 200,000,000 shares authorized, 43,553,740 issued and outstanding

43,554

Additional paid-in capital

212,461

  Cumulative
translation adjustment

293

  Deficit accumulated
during development stage

   (176,379)

   79,929

102,107

  ON BEHALF OF THE
BOARD:

_____________________________, Director

_____________________________, Director

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(A Development Stage Company)

INTERIM STATEMENTS OF OPERATIONS

(Unaudited)

   For the Three Months Ended
January 31

   May 1, 2002 (Inception)
  Through
  January 31,
2006

2006

2005

$

$

$

  General and
Administrative Expenses

Stock-based compensation:

Organization costs and offering services

-

-

4,500

Contributed rent

-

300

4,150

Contributed administrative support

-

50

850

Licenses and Fees

-

-

1,000

Mineral interest acquisition costs

-

-

9,116

Mineral exploration and filing fees

217

-

33,888

Professional fees

53,769

925

93,224

Public relations

7,966

-

7,966

Office

131

1,210

13,000

Other

-

-

8,966

  Total General
and Administrative Expenses

62,083

2,485

176,660

  Loss from
Operations

(62,083)

(2,485)

(176,660)

  Other Income
(Expense)

Interest income (expense)

2

-

281

Net loss

(62,081)

(2,485)

(176,379)

  Loss per Share -
Basic and Diluted

(0.00)

(0.00)

  Weighted Average
Shares Outstanding

43,325,479

42,053,740

  Comprehensive
Loss

Loss for the period

(62,081)

(2,485)

(176,379)

Foreign currency translation adjustment

293

-

293

  Total
Comprehensive Loss for the Period

(61,788)

(2,485)

(176,086)

  Comprehensive
Loss per Share

(0.00)

(0.00)

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(A Development Stage Company)

INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
(DEFICIT)

(Unaudited)

   Common stock

Shares

Amount

   Additional
  paid-in
capital

Deficit accumulated during development stage

   Cumulative
  Translation
Adjustment

Total

$

$

$

$

$

  Balances, May 1, 2002
(inception)

-

-

-

-

-

-

  May 2002, common stock sold to an
officer

2,000,000

2,000

(1,500)

-

-

500

  May 2002, common stock issued to
an officer in exchange for organization and stock offering services

18,000,000

18,000

(13,500)

-

-

4,500

  May 2002, common stock sold in
private stock offering

20,000,000

20,000

(15,000)

-

-

5,000

  July and August 2002, common stock
sold in private stock offering

2,053,740

2,054

74,961

-

-

77,015

  Office space and administrative
support contributed by a director

-

-

750

-

-

750

Loss for the period

-

-

-

(21,152)

-

(21,152)

Cumulative translation adjustment

-

-

-

-

40

40

  Balances, October 31, 2002

42,053,740

42,054

45,711

(21,152)

40

66,653

  Office space and administrative
support contributed by a director

-

-

1,400

-

-

1,400

Loss for the period

-

-

-

(48,392)

-

(48,392)

Cumulative translation adjustment

-

-

-

-

241

241

  Balances, October 31, 2003

42,053,740

42,054

47,111

(69,544)

281

19,902

  Office space and administrative
support contributed by a director

-

-

1,500

-

-

1,500

Loss for the period

-

-

-

(29,217)

-

(29,217)

Cumulative translation adjustment

-

-

-

-

149

149

  Balances, October 31, 2004

42,053,740

42,054

48,611

(98,761)

430

(7,666)

  Office space and administrative
support contributed by a director

-

-

1,350

-

-

1,350

  Forgiveness of related party
liabilities

-

-

14,000

-

-

14,000

Loss for the period

-

-

-

(15,537)

-

(15,537)

Cumulative translation adjustment

-

-

-

-

(137)

(137)

  Balances, October 31, 2005

42,053,740

42,054

63,961

(114,298)

293

(7,990)

  Common
stock issued for private stock offering (Note 6)

1,500,000

1,500

148,500

-

-

150,000

Loss for the period

-

-

-

(62,081)

-

(62,081)

Balances, January 31, 2006

43,553,740

43,554

212,461

(176,379)

293

79,929

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

(A Development Stage Company)

INTERIM STATEMENTS OF CASH FLOWS

(Unaudited)

   For the Three Months Ended
  January 31

   May 1, 2002 (Inception)
  Through
  January 31,
2006

2006

2005

$

$

$

  Cash flows from
operating activities:

    Net loss

(62,081)

(2,485)

(176,379)

    Adjustments to reconcile net loss to net cash used by operating activities:

     Stock-based compensation

-

-

4,500

     Write-off mineral interest deposits

-

-

13,219

     Office space and administrative support contributed by a director

-

350

5,000

    Changes in non-cash working capital items:

     Accounts payable

(2,725)

(285)

1,050

     Accrued liabilities

16,828

-

20,128

     Due to related parties

-

(890)

-

    Net cash (used in) provided by operating activities

(47,978)

(3,310)

(132,482)

  Cash flows from
investing activities:

    Payment of mineral interest deposit

-

-

(13,219)

    Net cash (used in) provided by investing activities

-

-

(13,219)

  Cash flows from
financing activities:

    Proceeds from the sale of common stock

150,000

-

232,515

    Proceeds from officer advances

-

4,000

15,000

    Net cash (used in) provided by financing activities

150,000

4,000

247,515

    Effect of exchange rate changes on cash

-

(145)

293

  Net change in
cash

102,022

545

102,107

  Cash, beginning of
period

85

309

-

  Cash, end of
period

102,107

854

102,107

The accompanying notes are an integral part of these financial statements.

MOLECULAR PHARMACOLOGY (USA) LIMITED

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

January 31, 2006

NOTE 1: ORGANIZATION AND GOING CONCERN

Organization

Molecular Pharmacology (USA) Limited (the "Company or "Molecular USA") was
incorporated in the state of Nevada on May 01, 2002 under the name Blue Hawk
Ventures, Inc. Molecular USA changed its name to Molecular Pharmacology (USA)
Limited on August 29, 2005. At the same time Molecular USA completed a four for one forward split of its issued and outstanding share capital and altered its share capital to 200,000,000 shares of common stock with a par value of $0.001 per share; and 100,000,000 shares of preferred stock with a par value of $0.001 per share.

Up until the fall of 2005, Molecular USA was in the business of mineral exploration and development of a mineral property. Molecular USA allowed the option on its mineral claim to lapse in the fall of 2005.

On October 13, 2005, Molecular USA entered into a distribution and supply agreement with Molecular Pharmacology Limited ("MPLA"). Under the terms of the distribution and supply agreement, Molecular USA has the exclusive distribution rights to distribute, market, promote, detail, advertise and sell certain
"Licensed Products", as defined in the agreement (Note 3).

Since signing the distribution and supply agreement with MPLA, Molecular USA has engaged in organizational and start up activities, including developing a new business plan, recruiting new directors, scientific advisors and key scientists, making arrangements for laboratory facilities and office space and raising additional capital. Molecular USA has generated no revenue from product sales. Molecular USA does not have any pharmaceutical products currently available for sale, and none are expected to be commercially available for some time, if at all. The Licensed Products must first undergo pre-clinical and human clinical testing in the United States before they may be sold commercially.

The Company entered into a share purchase agreement dated November 25, 2005 with Pharmanet Group Limited ("Pharmanet") to acquire 100% of the issued and outstanding shares of MPLA (the "Purchase Agreement"). Molecular USA in exchange for 100% of the issued and outstanding shares of MPLA, will issue Pharmanet an aggregate total of eighty-eight million (88,000,000) shares of its common stock on closing of the transaction. The Purchase Agreement is subject to shareholder approval by both Molecular USA and MPLA

Going Concern and Liquidity Considerations

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company currently has no commercial operations. To date its activities have been organizational in nature and as a result it must be considered to be in its developmental stage.

The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results. In response to these conditions, management intends to raise additional funds through future equity or debt financings.

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MOLECULAR PHARMACOLOGY (USA) LIMITED

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

January 31, 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The unaudited financial statements as of January 31, 2006 included herein have been prepared without audit pursuant to the rules and regulations of the
Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United
States generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. It is suggested that these financial statements be read in conjunction with the
October 31, 2005 audited financial statements and notes thereto.

NOTE 3: SUPPLY AND DISTRIBUTION AGREEMENT

The Company entered into a distribution and supply agreement with MPLA, dated
October 13, 2005 (the "Distribution Agreement"). MPLA is incorporated under the laws of Australia and is a wholly owned subsidiary company of Pharmanet Group
Limited, an Australian company listed on the Australian Stock Exchange

The basic terms of the Distribution Agreement are as follows:

  MPLA has granted exclusive distribution rights to Molecular USA to distribute, market, promote, detail, advertise and sell certain "Licensed
 Products", as defined in the Distribution Agreement, with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions);

  Molecular USA paid MPLA one thousand dollars ($1,000) upon the date of execution of the Distribution Agreement and is required to pay one hundred thousand dollars ($100,000) six (6) months from the date of execution of the
 Distribution Agreement or the date that any Licensed Product is available and ready for distribution and sale in commercial quantities in the United States under the terms of the Distribution Agreement (the "Commencement Date"),
 whichever occurs first;

  Molecular USA is also required to pay MPLA a royalty of 5% as set out in the Distribution Agreement;

  MPLA will supply all licensed products to Molecular USA under the
 Distribution Agreement;

  MPLA is responsible for obtaining all necessary regulatory approvals for the licensed product in the United States; and

  the Distribution Agreement is for a one year term from the "Commencement
 Date" and may be automatically extended by successive one-year periods, unless at least three (3) months prior to the renewal date, as defined in the
 Distribution Agreement, either party advises the other party that it elects not to permit the extension of the term.

NOTE 4: ACQUISITION AGREEMENT

The Company entered into a share purchase agreement dated November 25, 2005 with Pharmanet Group Limited ("Pharmanet") to acquire 100% of the issued and outstanding shares of MPLA (the "Purchase Agreement"). Molecular USA in exchange for 100% of the issued and outstanding shares of MPLA, will issue Pharmanet an aggregate total of eighty-eight million (88,000,000) shares of its common stock on closing of the transaction. The Purchase Agreement is subject to shareholder approval by both Molecular USA and MPLA

MOLECULAR PHARMACOLOGY (USA) LIMITED

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

January 31, 2006

NOTE 5: RELATED PARTY TRANSACTIONS

An officer contributed office space to the Company from May
1, 2002 (inception) through October 13, 2005. The office space was valued at
$100 per month based on the market rate in the local area and is included in the accompanying financial statements as contributed rent expense with a corresponding credit to "Additional paid-in capital". This rental contribution ended October 13, 2005.

An officer and a director have contributed administrative
services to the Company from May 1, 2002 (inception) through October 13, 2005.
The time and effort was recorded in the accompanying financial statements based on the prevailing rates for such services, which equaled $50 per hour based on the level of services performed. The services are reported as contributed administrative services with a corresponding credit to "Additional paid-in capital". These contributed services ended October 13, 2005.

During the year ended October 31, 2005, officers advanced the
Company $11,000 (2004 - $4,000) for working capital. The advances do not carry an interest rate and are due on demand. Prior to the year-end, $14,000 of the above liabilities were forgiven by two directors. Management plans to settle the remaining advance of $1,000 with cash or stock. The advances are included in the accompanying financial statements as "Indebtedness to related parties". The forgiveness of the related party liabilities is included in the accompanying financial statements as an increase in additional paid-in capital.

In May 2002, the Company sold 2,000,000 shares of its
restricted common stock to a director for $500 ($.001/share).

In May 2002, the Company issued 18,000,000 shares of its
restricted common stock to a director of the Company in exchange for organization and stock offering services. On the transaction date, the Company's common stock had no reliable market value. The value of the transaction could not be objectively measured as the services were rendered by a related party.
The shares were valued by the Board of Directors at $.001 per share based on contemporaneous stock issuances with unrelated third parties. The transaction resulted in net stock-based compensation expense of $4,500.

On September 23, 2002, the Company and a director entered
into a trust agreement whereby the director of the Company would hold certain
Mineral Claims on behalf of the Company until the initial exploration program was completed. With a change in directors on October 13, 2005 and change in focus of the company, this agreement is no longer held by the company.

NOTE 6: SHAREHOLDERS' EQUITY

During May 2002, the Company offered for sale 20,000,000 shares at of its
$.001 par value common stock at a price of $0.001 per share. The Company closed the offering after selling all 20,000,000 shares for gross proceeds of $5,000.

During July and August 2002, the Company offered for sale 4,000,000 shares of its $.001 par value common stock at a price of $0.15 per share. The Company closed the offering after selling 2,053,740 shares for gross proceeds of
$77,015.

On August 29, 2005, the Company completed a four (4) for one forward split of its issued and outstanding shares of common stock and amended its Articles of
Incorporation to change its name from "Blue Hawk Ventures, Inc." to "Molecular
Pharmacology (USA) Limited"; and to amend its authorized share capital to
200,000,000 shares of common stock with a par value of $0.001 per share and
100,000,000 shares of preferred stock with a par value of $0.001 per share.

Common shares issued prior to August 29, 2005 have been
retroactively restated to reflect the impact of the forward stock split.

MOLECULAR PHARMACOLOGY (USA) LIMITED

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

January 31, 2006

NOTE 6: SHAREHOLDERS' EQUITY - Continued

On 10 November 2005, the Company accepted a Private Placement of 1,500,000
Units was for proceeds of $150,000. Each Unit consists of one common share and two share purchase warrants. Each warrant can purchase one additional common share for $0.50 per share anytime on or before two years from the date of acquisition of the Units.

Each offering was made in reliance on an exemption from registration of a trade in the United States under Rule 504 of Regulation D of the United States
Securities Act of 1933, as amended.

NOTE 7: INCOME TAXES

A reconciliation of the U.S. statutory federal income tax rate to the effective tax rate is as follows:

January 31

2006

2005

  U.S. statutory federal rate

15.00
%

15.00
%

  Contributed rent and services

0
%

-2.11
%

  Net operating loss for which no
tax

     benefit is currently
available

-15.00
%

-12.89
%

0.00
%

0.00
%

At January 31, 2006, deferred tax assets consisted of a net tax asset of
$23,736, due to operating loss carryforwards of $171,350, which was fully allowed for, in the valuation allowance of $23,736. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.
The change in the valuation allowance for the periods ended January 31, 2006 and
2005 totaled $9,308 and $320, respectively. The current tax benefit also totaled
$9,308 and $320 for the periods ended January 31, 2006 and 2005, respectively.
The net operating loss carryforward expires through the year 2025.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

The Company records its income taxes in accordance with SFAS
No. 109, "Accounting for Income Taxes".

Management Discussion and
Analysis

THE FOLLOWING ANALYSIS OF THE RESULTS OF OPERATIONS AND FINANCIAL CONDITION
OF MOLECULAR USA FOR THE PERIOD ENDING OCTOBER 31, 2005 AND SHOULD BE READ IN
CONJUNCTION WITH MOLECULAR USA'S FINANCIAL STATEMENTS, INCLUDING THE NOTES
THERETO CONTAINED ELSEWHERE IN THE FORM 10-KSB

Our consolidated financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting
Principles.

Overview

We were incorporated in the state of Nevada on May 01, 2002. Up until the fall of 2005, Molecular USA was in the business of mineral exploration and development of a mineral property. Molecular USA's mining property consisted of an option to acquire the twelve (12) mineral claims situated in eastern
Manitoba, Canada (the "Little Bear Lake Claims"). Molecular attempted to raise additional capital to meet its minimum exploration expenditure requirements on the Little Bear Lake Claims but was unable to do. The Board of directors looked to other opportunities when it realized it may be unsuccessful in its capital raising activities.

In October 2005, Molecular USA entered into a distribution and supply with
MPLA. MPLA is incorporated under the laws of Australia and is a wholly owned subsidiary company of Pharmanet Group Limited, an Australian company listed on the Australian Stock Exchange. Under the terms of the distribution and supply agreement, Molecular USA has the exclusive distribution rights to distribute, market, promote, detail, advertise and sell certain "Licensed Products", as defined in the agreement, with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions).

Molecular USA paid MPLA one thousand dollars ($1,000) on the date of execution of the agreement and is required to pay one hundred thousand dollars
($100,000) six (6) months from the date of execution of the agreement or the date that any Licensed Product is available and ready for distribution and sale in commercial quantities in the United States under the terms of the Agreement
(the "Commencement Date"), whichever occurs first.

2005 Activities and Developments

For the year ended October 31, 2005 and May 01, 2002 (inception) through
October 31, 2005.

REVENUES

REVENUE - Gross revenue for the year ended October 31, 2005 consisted solely of interest earned on bank deposits in the amount of $5 ($2 for the fiscal year ended October 31, 2004) and $279 for the period from inception to October 31,
2005. To date, we have not generated any revenues from our business operations..

In addition, an officer of Molecular USA loaned Molecular USA a total of
$11,000 for working capital in the year ended October 31, 2005 ($4,000 for the year ended October 31, 2004). The advance does not carry an interest rate and is due on demand. Management plans to settle the advances with cash or stock.

COMMON STOCK - Since inception, we have used our common stock to raise money for our optioned mineral property acquisition, for corporate expenses and to repay outstanding indebtedness. Net cash provided by financing activities during the year ended October 31, 2005 and 2004 was nil. We have received 82,515 from equity financing since our inception. No shares were issued in the most recent fiscal year and no options or warrants were issued to issue shares at a later date.

EXPENSES

SUMMARY - Total expenses decreased to $15,542 in the year ended October
31, 2005 from $29,219 in the previous year ended October 31, 2004. A total
$114,577 of expenses have been incurred since inception on May 1, 2002 through
October 31, 2005. The reduction in costs this past year occurred as the result of Molecular USA's operations largely being inactive except for payments for professional services associated with maintaining our public status and unsuccessful financing activities. The costs can be subdivided into the following categories:

  Contributed Expenses: $1,350 in contributed expenses (for contributed rent and administrative costs) were incurred for the year ended October 31,
 2005 as compared to $1,500 for the year ended October 31, 2004 while a total of
 $5,000 was incurred in the period from inception on May 01, 2002 to October 31,
 2005. All contributed expenses are reported as contributed costs with a corresponding credit to additional paid-in capital.

  Mineral and Property Acquisition Costs: No such costs were incurred in the years ended October 31, 2005 or October 31, 2004 but $9,116 was expended during the formative year in obtaining the option on our mineral property. For the period May 1, 2002 (inception) through October 31, 2005, $9,116 was recorded in acquiring our optioned claim.

  Mineral Exploration and Filing Fees: No such costs were incurred on mineral exploration and related filing fees in the year ended October 31, 2005 while $14,597 was incurred in the previous year ended October 31, 2004. To date, we have incurred a total of $33,671 in exploring our claims for direct costs of exploration and related filing fees.

  Professional Fees: Molecular USA incurred $9,524 in professional fees for the fiscal year ended on October 31, 2005 as compared to $7,063 for the previous fiscal year. From inception to October 31, 2005, we have incurred a total of $39,455 in professional fees mainly spent on legal and accounting matters.

  Compensation Costs: No compensation costs were incurred for the fiscal year ended on October 31, 2005 or for the year ended October 31, 2004 and no direct compensation costs have been incurred since inception. However, $4,500 was incurred in the year ended October 31, 2002 for organizational and offering costs which were deemed to have been paid to a senior officer for services rendered. We issued 4,500,000 shares of common stock through a Section 4(2)
 offering in May 2002 for the settlement of the above noted invoice for organizational expenses and services rendered in the amount of $4,500

  Office Expenses: $2,245 in office costs were incurred in the past year which ended on October 31, 2005. By comparison, $4,363 was incurred for the similar period in the previous fiscal year. Costs were lower for the current year as Molecular USA was largely inactive except for our unsuccessful capital raising activities. For the period May 1, 2002 (inception) through October 31,
 2005 a total of $12,869 has been spent on office related expenses.

  Other Costs: $1,423 in other costs were incurred in the current fiscal year under review while $1,696 was incurred for the year ended October 31,
 2004. The lower amount spent in the current year is largely the result of
 Molecular USA being less active in the current year. For the period May 1, 2002
 (inception) through October 31, 2005, Molecular USA has spent a total of $8,966 on office expenses.

NET CASH USED IN OPERATING ACTIVITIES: For the year ended October 31, 2005,
$11,087 in net cash was used as compared to $12,969 having been used in the period ended October 31, 2004. The decrease in the current year under discussion is largely due to the decrease in activity of the Corporation. A total of
$84,504 in net cash has been used for the period from Inception on May 1, 2002 to October 31, 2005.

INCOME TAX PROVISION: As a result of operating losses, there has been no provision for the payment of income taxes to date in 2005 or from the date of inception.

During the previous fiscal year under review, Molecular USA did not sell any shares of its common stock. As of the date of this report Molecular USA has
43,553,740 common shares issued and outstanding.

Molecular USA continues to carefully control its expenses and overall costs as it moves forward with the development of its new business plan. Molecular USA does not have any employees and engages personnel through outside consulting contracts or agreements or other such arrangements.

Liquidity and Capital Resources

As of end of the fiscal year on October 31, 2005, we have yet to generate any revenues from our business operations.

Since inception, we have used our common stock to raise money for our optioned acquisition, for corporate expenses and to repay outstanding indebtedness. Net cash provided by financing activities for each of the fiscal years ended October 31, 2005 and October 31, 2004 respectively was $0. From inception on May 01, 2002 to October 31, 2005 we raised $82,515 as a result of proceeds received from sales of our common stock. We issued 5,000,000 shares of common stock through a Section 4(2) offering in September, 2002 for cash consideration of $500 and the settlement of an invoice for organizational expenses and services rendered in the amount of $4,500. We issued 5,000,000 shares of common stock through a Rule 504D / Regulation S offering in May, 2002 for cash consideration of $5,000 and we issued 513,435 shares of common stock through a Rule 504D / Regulation S offering in May and June, 2002 for cash consideration of $77,015. We forward split our issued and outstanding share capital on a four for one basis on August 29, 2005 thereby increasing our issued and outstanding share capital to 42,053,740 shares of common stock.

As of October 31, 2005, our total assets which consist of cash and a mineral interest deposit amounted to $85 and our total current liabilities were $8,075.
Our working capital deficit stood at $7,990..

For the year ended October 31, 2005, our net loss was $15,537 ($0.0003 per share). The loss per share was based on a weighted average of 42,053,740 common shares outstanding. For the previous year ended October 31, 2004, the loss was
$29,217 ($0.0028 per share) based on a weighted average of 10,513,435 common shares outstanding. For the period from inception on May 01, 2002 to October 31,
2005 the comparative numbers were a net loss of $114,005 and a loss per share of
$0.0027 based on a weighted average of 42,053,740 common shares outstanding.

To achieve our goals and objectives for the next 12 months, we plan to raise additional capital through private placements of our equity securities, proceeds received from the exercise of outstanding options, future financing from our new majority shareholder Pharmanet, if the proposed Transaction with MPLA is completed and, if available on satisfactory terms, debt financing.

We plan to use any additional funds that we might be successful in raising for marketing and advertising, as well as for strategic acquisition of existing businesses that complement our market niche, and general working capital purposes.

If we are unsuccessful in obtaining new capital, our ability to seek and consummate strategic acquisitions to build our company internationally, and to expand of our business development and marketing programs could be adversely affected.

 Results of Operation for Three Month Period Ended January 31, 2006

For the Quarter ended January 31, 2006 and January 31, 2005

During this quarter, Molecular USA also completed a private placement of
1,500,000 units raising an aggregate total of $150,000. Each unit consists of one share of common stock Molecular USA and two warrants. Each warrant is exercisable for one additional share of common stock of Molecular USA for a two year period with an exercise price of $0.50 per share. The private placement was made pursuant to Regulation S to one accredited investor.

REVENUES

REVENUE - Molecular USA has not generated any revenues for the quarter ended
January 31, 2006 or since inception.

COMMON STOCK - Molecular USA raised $150,000 in financing activities during the quarter ended January 31, 2006. We sold 1,500,000 units. Each unit consists of one share of common stock Molecular USA and two warrants. Each warrant is exercisable for one additional share of common stock of Molecular USA for a two year period with an exercise price of $0.50 per share. The private placement was made pursuant to Regulation S to one accredited investor. As of March 21, 2006,
Molecular USA has 43,553,740 common shares issued and outstanding.

EXPENSES - Expenses for the three months ended January 31, 2006 was $62,083
(January 31, 2005 - $2,485).

We expect increases in expenses through the fiscal year ending October 31,
2006 as we move towards implementing our new business plan. We expect the increase to be primarily in marketing related expenses, such as advertising and consulting fees, and additional salary expense as we increase our personnel commensurate with the growth of our operations.

NET CASH USED IN OPERATING ACTIVITIES - For the three month period ended
January 31, 2006, $47,978 in net cash was used as compared to $3,310 having been used in the three month period ended January 31, 2005. The increase in the current quarter is largely due to the increase in business activity of Molecular
USA and the legal, accounting and other costs associated with the private placement financing and share purchase agreement entered into with Pharmanet this past quarter.

Molecular USA continues to carefully control its expenses and overall costs as it moves forward with the development of its new business plan. Molecular USA does not have any employees and engages personnel through outside consulting contracts or agreements or other such arrangements.

Liquidity and Capital Resources

During the three month period ended January 31, 2006, Molecular USA satisfied its working capital needs by using cash generated from its financing activities.
As of January 31, 2006, Molecular USA had cash on hand in the amount of
$102,107. Given the proposed business activities of Molecular USA and its subsidiary on close of share purchase agreement to acquire MPLA, management does not expect that the current level of cash on hand will be sufficient to fund its operation for the next twelve month period.

To achieve our goals and objectives for the next 12 months, we plan to raise additional capital through private placements of our equity securities, proceeds received from the exercise of outstanding options, future financing from our new majority shareholder Pharmanet, if the proposed share purchase agreement to acquire MPLA is completed and, if available on satisfactory terms, debt financing.

We plan to use any additional funds that we might be successful in raising for marketing and advertising, as well as for strategic acquisition of existing businesses that complement our market niche, and general working capital purposes.

If we are unsuccessful in obtaining new capital, our ability to seek and consummate strategic acquisitions to build our company internationally, and to expand of our business development and marketing programs could be adversely affected.

Off-Balance Sheet Arrangement

As of October 31, 2005 and January 31, 2006 , we have had no off-balance sheet arrangements.

Research and Development

Over the past two fiscal years, Molecular USA has spent no money on research and development activities.

Molecular USA on acquisition of
MPLA will adopt MPLA's research and development program to:

  Refine and prove-up its proprietary active ingredients and to commence the processes that will lead to the issue of a Master Drug File registration of its products;

  Define the mode of action and potential of Tripeptofen in both in vitro, animal and human studies;

  Gain Australian regulatory and marketing approval;

  Gain European regulatory approval; and

  Commence application for American regulatory approval.

Molecular USA is still working on the projections regarding the necessary expenditure and time frame involved in pursuing this research and development program. Any such program will also be subject to Molecular USA raising the necessary funds to advance such a program.

Capital Expenditure Commitments

Capital expenditures the year ended October 31, 2005 amounted to $0.00.
Molecular USA does not anticipate any significant purchase or sale of equipment over the next 12 months.

Subsequent Events

In addition to entering the share purchase agreement dated November 25, 2005 with Pharmanet described elsewhere in this information circular, Molecular has completed a private placement of 1,500,000 units raising an aggregate total of
$150,000. Each unit consists of one share of common stock Molecular USA and two warrants. Each warrant is exercisable for one additional share of common stock of Molecular USA for a two year period with an exercise price of $0.50 per share. The private placement was made pursuant to Regulation S to one accredited investor.

Strategic Acquisitions

On November 25, 2005, Molecular entered into a share purchase agreement dated
November 25, 2005 with Pharmanet to acquire 100% of the issued and outstanding shares of MPLA. In connection with this proposed Transaction Molecular USA will issue a total of 88,000,000 shares of its common stock to Pharmanet the parent company of MPLA. Accordingly, Pharmanet will control approximately 66.89% of
Molecular USA's issued and outstanding shares of common stock on a non-diluted and 65.40% on a fully diluted basis on close of the proposed Transaction.

Molecular USA expects the Transaction to close, subject to stockholder approval, in the first three months of 2006.

MPLA is in the business of developing and commercialising a new analgesic and anti-inflammatory molecule known as Tripeptofen. Management believes Tripeptofen is likely to appear in a new group of products suitable for the treatment of common every-day pain and inflamation. As an analgesic and anti-inflammatory drug, Tripeptofen is unusual due to its rapid speed of action and its topical or rub-on application.

Recent Accounting
Pronouncements

In May 2003, SFAS 150, "Accounting for Certain Financial Instruments with
Characteristics of both Liabilities and Equity", was issued. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Generally, a financial instrument, whether in the form of shares or otherwise, that is mandatorily redeemable, i.e. that embodies an unconditional obligation requiring the issuer to redeem it by transferring its shares or assets at a specified or determinable date (or dates)
or upon an event that is certain to occur, must be classified as a liability (or asset in some circumstances). In some cases, a financial instrument that is conditionally redeemable may also be subject to the same treatment. This
Statement does not apply to features that are embedded in a financial instrument that is not a derivative (as defined) in its entirety. For public entities, this
Statement is effective for financial instruments entered into or modified after
May 31, 2003. The adoption of SFAS 150 did not affect Molecular USA's financial position or results of operations.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of
Variable Interest Entities, an interpretation of Accounting Research Bulletins
("ARB") No. 51, Consolidated Financial Statements ("FIN 46"). FIN 46 applies immediately to variable interest entitles created after January 31, 2003, and in the first interim period beginning after June 15, 2003 for variable interest entities created prior to January 31, 2003. The interpretation explains how to identify variable interest entities and how an enterprise assesses its interest in a variable interest entity to decide whether to consolidate that entity. The interpretation requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. Variable interest entities that effectively disperse risks will not be consolidated unless a single party holds an interest or combination of interests that effectively recombines risks that were previously dispersed. The adoption of FIN 46 did not have a material effect on Molecular USA's financial position or results of operations. In December
2003, the FASB issued FASB Interpretations No. 46 (Revised December 2003)
Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51
("FIN 46R").  FIN 46R is an update of FIN 46 and contains different implementation dates based on the types of entities subject to the standard and based on whether a company has adopted FIN 46.  Molecular USA does not expect the adoption FIN 46R will have a material impact on Molecular USA's financial position or results of operations.

In December 2004, the FASB issued Statement of Financial Accounting Standards
("SFAS") No. 123R, Share-Based Payment, which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. A key provision of this statement is the requirement of a public entity to measure the cost of employee services received in exchange for an award of equity instruments (including stock options) based on the grant date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award
(i.e., the requisite service period or vesting period). This standard becomes effective for Molecular USA for its first annual or interim period ended on or after December 15, 2005. The Company will adopt SFAS 123R no later than the beginning of the Company's fourth quarter ending December 31, 2005. The adoption of SFAS 123 did not have a material impact on Molecular USA's financial position or results of operations.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary
Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary
Transactions ("SFAS 153") SFAS 153 requires that exchanges of non-monetary assets are to be measured based on fair value and eliminates the exception for exchanges of non-monetary, similar productive assets, and adds an exemption for non-monetary exchanges that do not have commercial substance. SFAS 153 will be effective for fiscal periods beginning after June 15, 2005. Management does not believe that the adoption of this standard will have a material impact on
Molecular USA's financial position or results of operations.

In December 2003, the United States Securities and Exchange Commission issued
Staff Accounting Bulletin No. 104, "Revenue Recognition" (SAB 104), which supersedes SAB 101, "Revenue Recognition in Financial Statements." The primary purpose of SAB 104 is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, which was superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with
Multiple Deliverables." While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104. The adoption of SAB 104 did not have a material impact on Molecular USA's financial position or results of operations.

Critical Accounting
Policies and Estimates

Our audited financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles used in the United
States. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. These estimates and assumptions are affected by management's application of accounting policies. We believe that understanding the basis and nature of the estimates and assumptions involved with the following aspects of our consolidated financial statements is critical to an understanding of our financials.

Stock-based compensation

Molecular USA accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board
Opinion No. 25, "Accounting for Stock Issued to Employees", ("APB No. 25") and
comply with the disclosure provisions of Financial Accounting Standard No. 123
"Accounting for Stock-Based Compensation" ("SFAS No. 123") as amended by
Financial Accounting Standards Board issued Financial Accounting Standard
No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure"
("SFAS No. 148"). In addition, in accordance with SFAS No. 123 Molecular USA applies the fair value method using the Black-Scholes option-pricing model in accounting for options granted to consultants. Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of Molecular USA's stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period. Molecular USA has also adopted the provisions of the
Financial Accounting Standards Board Interpretation No.44, Accounting for
Certain Transactions Involving Stock Compensation - An Interpretation of APB
Opinion No. 25 ("FIN 44"), which provides guidance as to certain applications of
APB 25.

Changes in and Disagreements with Accountants on
Accounting and Financial Disclosure

Molecular USA has had no disagreements with its accountants on accounting or financial disclosures.

INFORMATION CONCERNING MPLA

History of MPLA

Molecular Pharmacology Limited ("MPLA") was
incorporated in Western Australia on 14 July 2004 under the name "Molecular
Pharmacology Limited." MPLA has carried on business under the present name,
"Molecular Pharmacology Limited" since July 14, 2004. MPLA has a share capital of A$299,600 or US$219,547 (0.7328 at 10 November 2005) and has had operations since its incorporation. MPLA is 100% owned by Pharmanet Group Limited.

General Description of Business and
Services of MPLA

MPLA is in
the business of developing and commercialising a new analgesic and anti-inflammatory molecule known as Tripeptofen. Tripeptofen is likely to appear in a new group of products suitable for the treatment of common every-day pain.
As an analgesic and anti-inflammatory drug, Tripeptofen is unusual due to its rapid speed of action and its topical or rub-on application.

Industry Overview

Drug discovery is an activity of the pharmaceutical industry.
The section of the industry that MPLA focuses on is amongst the fastest growing.
Patent expiry and recent withdrawal of common anti-inflammatory drugs due to safety concerns has highlighted the commercial and medical importance of the development of a novel treatment option with a different class of drugs.

Business Strategy

MPLA has a licence to develop new therapeutic ingredients through the isolation and identification of molecular compounds underlying an established and proven, but undefined, product. Compared with traditional drug development projects, MPLAs development program should encounter considerably less regulatory and scientific barriers. MPLA is focusing on an ingredient extracted from a product with a 17 year record of human safety, ensuring that late-stage toxicity should not emerge as a significant concern. With low development risk, short development lead times, low regulatory hurdles and a large international market, MPLA believes its business strategy to be robust.

The majority of over-the-counter anti-pain and
anti-inflammatory products sold for the treatment of acute localised pain are based on non-steroidal anti-inflammatory drugs or NSAIDs. The majority of such products are slow acting and provide only mild pain relief.

The NSAID group has come under additional pressure and
increasing medical alarm, as many drugs in this class have been found to set-back the recovery of certain conditions and treatments for which they were marketed. Moreover, NSAIDs are associated with severe gastro-intestinal side-effects. This has left a niche in an industry under-served by new products and ingredients.

MPLA's business strategy is to exploit the fast and locally
acting, low side effects, and recovery-enhancing properties of its new drug group and to market this as a new ingredient, enabling pharmaceutical companies to develop and market effective and safer products suited to a broad range of common everyday pain.

Sales & Marketing

MPLA does not currently sell or market products as it is currently in a pre-market research and development stage.

Principal Suppliers

MPLA is not reliant on any one
supplier.

About Pharmanet Group Limited

Pharmanet Group Limited is a publicly listed company on the
Australian Stock Exchange and has been in the pharmaceutical / medical and research and development of biotechnologies since 1986.

Competition

MPLA enters a commercial pharmaceutical environment at a time when in-licensing and acquisition by major pharmaceutical companies is a more common form of new product development. It has been reported that for every new compound, there are now multiple pharmaceutical suitors.

MPLA has its sights firmly set on the topical nonsteroidal
anti-inflammatory drug (NSAID) market. NSAIDs are among the most widely prescribed and used drugs in the community for acute and chronic pain. They reduce the signs and symptoms of established inflammation but may not treat the tissue or joint injury itself.

Gastrointestinal toxicity and bleeding is a major problem
associated with NSAIDs, and aging populations, the primary target for such products, are aware of the risks. 68% of consumers of over-the-counter NSAIDs expect to exhibit at least some adverse gastro-intestinal side effects as a result of using NSAIDs. NSAIDs are the most common cause for adverse drug side effects, including deaths, reported to the FDA.

MPLA intends to develop products and processes that better
meet the medical and social needs of the target markets and create the active ingredients that can underpin new products that deliver more effective, more rapid and safer pain relief.

MPLA believes it will face limited competitors in the
development of fast acting topical analgesic and anti-inflammatory drugs. The market is currently dominated by products of an average age in excess of 10 years and recent withdrawals of more modern drugs leaves fewer competitors in advanced development stages.

Research and Development

MPLA's Research and Development program is designed to:

  Refine and prove-up its proprietary active ingredients and to commence the processes that will lead to the issue of a Master Drug File registration.

  Define the mode of action and potential of Tripeptofen in both in vitro, animal and human studies.

  Gain Australian regulatory and marketing approval

  Gain European regulatory approval

  Commence application for American regulatory approval

All MPLA's Research and Development activities are directed
at these objectives.

Proprietary Rights

MPLA regards its intellectual
property rights, such as its exclusive license from Cambridge Scientific Pty ltd of Australia, its copyrights, trademarks, trade secrets, practices and tools, as important to the success of the combined company. To protect their intellectual property rights, MPLA intends to rely on a combination of license and patent applications held by Cambridge Scientific Pty Ltd, namely "Analgesic and
Anti-Inflammatory Composition" comprising USA patent application in completion plus PCT Provisional Specification having the same name designated as Serial No.
11/059580. These patent applications embody all the current Analgesic and
Anti-inflammatory assets. MPLA will also rely on the exclusive nature of its license, trademark and copyright law, trade secret protection, confidentiality agreements and other contractual arrangements as it may execute from time to time.

Effective patent rights, trademark, copyright and trade
secret protection may not be available in every country. The steps taken by
Molecular USA and MPLA to protect their intellectual property rights may not be adequate. Third parties may infringe or misappropriate the combined company's intellectual property rights or the combined company may not be able to detect unauthorised use and take appropriate steps to enforce its rights. In addition, other parties may assert infringement claims against the combined company. Such claims, regardless of merit, could result in the expenditure of significant financial and managerial resources. Further, an increasing number of patents are being issued to third parties regarding processes in the industry sector. Future patents may limit the combined company's ability to use processes covered by such patents or expose the combined company to claims of patent infringement or otherwise require the combined company to seek to obtain related licenses. Such licenses may not be available on acceptable terms. The failure to obtain such licenses on acceptable terms could have a negative effect on the combined company's business.

Management of MPLA believes that MPLA's rights, products,
trademarks, and other proprietary rights do not infringe on the proprietary rights of third parties. Patent applications titled "Analgesic and
Anti-Inflammatory Composition" comprising USA patent application in completion plus PCT Provisional Specification having the same name designated as Serial No.
11/059580 embody all the current Analgesic and Anti-inflammatory intellectual property assets covered by the license between MPLA and Cambridge Scientific Pty
Ltd

Employees

As of 10 November 2005, MPLA has no employees. Instead, it
depends on its Board of Directors and third party contractors to maintain and advance its business interests. Management of MPLA anticipates that Molecular
USA on close of the transaction will hire employees and third party contractors as needed to advance its business. MPLA does not expect a significant change in the number of its employees in the upcoming year.

Description of Property

MPLA currently occupies leased premises at 284 Oxford Street,
Leederville, 6007, Perth Western Australia. The facilities comprising approximately 1,500 square feet include offices, meeting rooms and facilities for the establishment of a laboratory. The current facilities occupied by MPLA are expected to meet MPLA's operational needs for the coming two to three years.

Environmental Compliance

The nature of MPLA's business does not require special
environmental or local government approval. MPLA is compliant with all environmental laws. The cost of such compliance is minimal for MPLA.

Government Regulation

The pharmaceutical industry and its products are subject to
strict and strenuously pre-market approvals which various by geographic region.
MPLA operates in the jurisdiction of Australia and is subject to the regulatory requirements and approval processes of the Australian Therapeutic Goods
Administration (TGA) which may differ from those of other regions. MPLA and
Molecular USA accept the multi-jurisdictional nature of the industry, however no warranty is inferred or provided in relation to the likelihood of achieving the necessary regulatory approvals in any jurisdiction.

Financial Statements

MPLA's fiscal year end is June 30th.

MPLA's audited financial statements were audited as part of
Pharmanet Group Limited's accounts and financial statements from inception to
June 30, 2005 and September 30, 2005 , these audited financial statements, and the unaudited financial statements for the period ended December 31, 2005, follow on next page.

 MOLECULAR PHARMACOLOGY LIMITED

(A Development Stage Company)

FINANCIAL STATEMENTS

Year Ended June 20, 2005 and Three Month Period Ended
September 30, 2005

(Expressed In Australian Dollars)

INDEPENDENT AUDITORS' REPORT

Balance Sheet

Statements of Operations

Statement of Stockholders' Equity

Statements of Cash Flows

Notes to Financial Statements

   Level 8, 256 St. George's Terrace
Perth WA 6000

BDO
Chartered Accountants
   PO Box 7426 Cloisters Square
Perth WA 6850

& Advisers
Tel: (61-8) 9360 4200

Fax: (61-8) 9481 2524

Email: bdo@bdowa.com.au

www.bdo.com.au

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MOLECULAR PHARMACOLOGY LIMITED

We have audited the accompanying balance sheet of Molecular
Pharmacology Limited as of September 30, 2005 and June 30, 2005, and the related statements of operations, stockholders' equity and cash flows for the three months ended September 30, 2005 and for the period from inception July 14, 2004 to June 30, 2005. These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of
the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above
present fairly, in all material respects, the financial position of the Company as at September 30, 2005 and June 30, 2005 and the results of its operation and its cash flows for three months ended September 30, 2005 and the period from inception, July 14, 2004 to June 30, 2005, in conformity with Australian generally accepted accounting principles.

/s/ BDO

BDO

Chartered Accountants

Perth

March 13, 2006

MOLECULAR PHARMACOLOGY LIMITED

BALANCE SHEET

NOTE

SEPTEMBER 30, 2005

JUNE 30, 2005

AUD

AUD

ASSETS

CURRENT ASSETS

Cash and cash equivalents

32,406

8,767

Receivables

2

4,501

9,717

TOTAL CURRENT ASSETS

36,907

18,484

NON CURRENT ASSETS

Plant & equipment

3

1,371

299

Intangible assets

4

1,340

1,340

TOTAL NON CURRENT ASSETS

2,711

1,639

TOTAL ASSETS

39,618

20,123

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES

Payables

5

462

53,868

Loans

6

396,393

229,825

TOTAL CURRENT LIABILITIES

396,855

283,693

TOTAL LIABILITES

396,855

283,693

EQUITY

   Contributed equity (299,600 ordinary shares of
$1.00)

299,600

299,600

Accumulated losses

- 656,837

- 563,170

- 357,237

- 263,570

TOTAL LIABILITIES AND

STOCKHOLDERS' DEFICIENCY

39,618

20,123

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

STATEMENT OF OPERATIONS

THREE MONTHS ENDED

PERIOD FROM INCEPTION

SEPTEMBER 30, 2005

    JULY 14, 2004
TO JUNE 30, 2005

AUD

AUD

EXPENDITURE

Administration fees

8,792

24,390

Analysis costs

-

44,206

Bank charges

116

135

Computer expenses

390

2,799

Consultancy fees

76,925

405,517

Depreciation

53

1

Fees & permits

1,000

-

Freight & courier

-

259

Function costs

-

1,216

Interest Paid

-

2

Printing & stationery

-

64

Product samples

420

1,520

Promotional costs

-

24,814

Rent & outgoings

2,170

5,892

Repairs & maintenance

301

-

Company secretarial costs

3,500

30,480

   Stamp
duty

-

25

Travel & accommodation

-

21,850

   NET
LOSS

- 93,667

- 563,170

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

STATEMENT OF STOCKHOLDERS' EQUITY

ORDINARY

ACCUMULATED

TOTAL

SHARE

LOSSES

CAPITAL

AUD

AUD

AUD

   Balance
at July 14, 2004 (inception)

1

-

1

   Shares
issued during the year

299,599

-

299,599

   Loss for
the period

-

- 563,170

- 563,170

   Balance
at June 30, 2005

299,600

- 563,170

- 263,570

   Loss for
the period

-

- 93,667

- 93,667

   Balance
at September 30, 2005

299,600

- 656,837

- 357,237

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

STATEMENT OF CASH FLOWS

THREE MONTHS ENDED

PERIOD FROM INCEPTION

SEPTEMBER 30, 2005

JULY 14, 2004 TO JUNE 30, 2005

AUD

AUD

   Cash
Flows from Operating Activities

   Payments

- 45,299

- 108,359

   Interest
Paid

-

- 1

   Other -
GST

363

- 4,823

   Net
cash (used in) operating activities

- 44,936

- 113,183

   Cash
Flows from Investing Activities

   Loans
from other entities

70,000

122,100

   Payments
for plant, equipment and other

- 1,425

- 150

   Net
cash provided by investing activities

68,575

121,950

   Cash
Flows from Financing Activities

-

-

   Net
increase in cash held

23,639

8,767

   Cash at
beginning of the period

8,767

-

   Cash at
the end of the period

32,406

8,767

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 1: BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial report is prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been applied in the preparation of this financial report:

(a) Goods and Service Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of  GST incurred is not recoverable from the Australian
Tax Office. In these circumstances, the GST is  recognised as part of the cost of acquisition of the asset or as part of an item of the expense.
Receivables and payables in the balance sheet are shown inclusive of GST.

(b) Plant and Equipment

Each class of plant and equipment is carried at cost less, where applicable, any accumulated depreciation and impairment losses.

The depreciable amount of all the entity's fixed assets is depreciated on a straight-line basis over their useful lives to the economic entity commencing from the time the asset is held ready for use.

The depreciation rates used for each class of depreciable assets are:

- Plant and equipment 2.50% - 37.50%

The asset's residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated residual amount.

(c) Impairment of Assets

At each reporting date, the group reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset's fair value less costs to sell and value in use, is compared to the asset's carrying value. Any excess of the asset's carrying value over its recoverable amount is expensed to the income statement.

(d) Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within short-term borrowings in current liabilities on the balance sheet.

(e) Income Taxes

The charge for current income tax expenses is based on the profit for the year adjusted for any non-assessable or disallowed items. It is calculated using tax rates that have been enacted or are substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

NOTE 1: BASIS OF PREPARATION OF FINANCIAL STATEMENTS (continued)

(e) Income Taxes (continued)

Deferred income tax assets are recognized to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the economic entity will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

(f) Research and Development

Expenditure during the research phase of a project is recognised as as expense when incurred.

Development costs are capitalised only when technically feasibility studies identify that the project will

deliver future economic benefits and these benefits can be measured reliably.

Development costs have a finite life and are amortised on a systematic basis matched to the future economic benefits over the useful life of the project.

SEPTEMBER 30, 2005

JUNE 30, 2005

AUD

AUD

NOTE 2: RECEIVABLES

Accounts receivables consist of the following:

GST Input Tax Credits

4,501

9,717

NOTE 3: PLANT & EQUIPMENT

Plant and Equipment consist of the following:

Plant and Equipment

1,425

300

Less: Accumulated Depreciation

-

-1

- 54

1,371

299

NOTE 4: INTANGIBLES

Non Current

Formation expenses

1,190

1,190

Trademarks

150

150

1,340

1,340

NOTE 5: PAYABLES

Current

Trade Creditors

462

48,889

Accrued Expenses

-

4,979

462

53,868

NOTE 6: LOANS

Current

Loan - Pharmanet Group Ltd

396,393

229,825

NOTE 7: RECONCILIATIONS FROM AGAAP TO USGAAP

   There have been no
reconciling items at 30 June 2005 and 30 September 2005.

 MOLECULAR PHARMACOLOGY LIMITED

INTERIM FINANCIAL STATEMENTS

Six Month Period Ended December 31, 2005

(Unaudited)

MOLECULAR PHARMACOLOGY LIMITED

BALANCE SHEET

(unaudited)

NOTE

    DECEMBER 31,
2005

    DECEMBER 31,
2004

AUD

AUD

ASSETS

CURRENT ASSETS

   Cash and
cash equivalents

4,268

99

Receivables

2

5,062

3,299

   TOTAL
CURRENT ASSETS

9,330

3,398

   NON
CURRENT ASSETS

   Plant &
equipment

3

6,475

-

   TOTAL
NON CURRENT ASSETS

6,475

-

   TOTAL
ASSETS

15,805

3,398

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Payables

4

7,668

36,337

Loans

5

477,328

300,349

   TOTAL
CURRENT LIABILITIES

484,996

336,686

   TOTAL
LIABILITES

484,996

336,686

EQUITY

Contributed equity (299,600 ordinary shares of $1.00)

299,600

1

Accumulated losses

- 768,791

- 333,289

- 469,191

- 333,288

   TOTAL
LIABILITIES AND

STOCKHOLDERS' DEFICIENCY

15,805

3,398

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

STATEMENT OF OPERATIONS

(unaudited)

   SIX MONTHS ENDED
DECEMBER 31, 2005

    PERIOD FROM INCEPTION
   JULY 14, 2004 TO
DECEMBER 31, 2004

AUD

AUD

INCOME

   Receipt -
Distribution Rights

1,000

-

EXPENDITURE

Administration fees

14,570

15,868

   Auditor's
Remuneration

2,000

-

   Bank
charges

157

1

Cleaning

107

-

   Computer
expenses

440

508

Consultancy fees

166,328

280,447

Depreciation

183

-

   Fees &
permits

1,540

-

   Formation
costs written off

-

1,190

   Freight &
courier

-

70

   Printing
& stationery

171

64

   Product
samples

420

-

Promotional costs

-

14,014

   Rent &
outgoings

3,499

3,147

   Repairs &
maintenance

301

-

   Company
secretarial costs

5,000

17,980

   Travel &
accommodation

10,565

-

   NET
LOSS

    -
204,281

    -
333,289

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

(unaudited)

    ORDINARY
   SHARE
CAPITAL

   ACCUMULATED
LOSSES

TOTAL

AUD

AUD

AUD

   Balance at July 14,
2004 (inception)

1

-

1

Loss for the period

-

- 333,289

- 333,289

   Balance at December
31, 2004

1

- 333,289

- 333,288

   Balance at July 1,
2005

299,600

- 564,510

- 264,910

Loss for the period

-

- 204,281

- 204,281

   Balance at December
31, 2005

299,600

- 768,791

- 469,191

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

STATEMENT OF CASH FLOWS

(unaudited)

    SIX MONTHS ENDED
DECEMBER 31, 2005

    PERIOD FROM INCEPTION
JULY 14, 2004 TO DECEMBER 31, 2004

AUD

AUD

   Cash Flows from
Operating Activities

   Payments to suppliers

- 84,297

- 1

Other income

1,000

-

Other - GST

457

-

   Net cash (used in)
operating activities

- 82,840

- 1

   Cash Flows from
Investing Activities

   Loans from other
entities

85,000

100

   Payments for plant
and equipment

- 6,659

-

   Net cash provided
by investing activities

78,341

100

   Cash Flows from
Financing Activities

-

-

   Net increase in cash
held

- 4,499

99

   Cash at beginning of
the period

8,767

-

   Cash at the end of
the period

4,268

99

See accompanying notes to financial statements

MOLECULAR PHARMACOLOGY LIMITED

NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS

SIX MONTH PERIOD ENDED DECEMEMBER 31, 2005

NOTE 1: BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial report is prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been applied in the preparation of this financial report:

(a) Goods and Service Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Tax
Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.

(b) Plant and Equipment

Each class of plant and equipment is carried at cost less, where applicable, any accumulated depreciation and impairment losses.

The depreciable amount of all the entity's fixed assets is depreciated on a straight-line basis over their useful lives to the economic entity commencing from the time the asset is held ready for use.

The depreciation rates used for each class of depreciable assets are:

- Plant and equipment 2.50% - 37.50%

The asset's residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated residual amount.

(c) Impairment of Assets

At each reporting date, the group reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset's fair value less costs to sell and value in use, is compared to the asset's carrying value. Any excess of the asset's carrying value over its recoverable amount is expensed to the income statement.

(d) Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within short-term borrowings in current liabilities on the balance sheet.

(e) Income Taxes

The charge for current income tax expenses is based on the profit for the year adjusted for any non-assessable or disallowed items. It is calculated using tax rates that have been enacted or are substantively enacted by the balance sheet date.

MOLECULAR PHARMACOLOGY LIMITED

NOTES TO INTERIM FINANCIAL STATEMENTS

SIX MONTH PERIOD ENDED DECEMEMBER 31, 2005

(Unaudited)

NOTE 1: BASIS OF PREPARATION OF FINANCIAL STATEMENTS (continued)

(e) Income Taxes (continued)

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognsied to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the economic entity will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

(f) Research and Development

Expenditure during the research phase of a project is recognised as as expense when incurred. Development costs are capitalised only when technically feasibility studies identify that the project will deliver future economic benefits and these benefits can be measured reliably.

Development costs have a finite life and are amortised on a systematic basis matched to the future economic benefits over the useful life of the project.

PERIOD ENDED

DECEMBER 31, 2005

DECEMBER 31, 2004

AUD

AUD

NOTE 2: RECEIVABLES

   Accounts
receivables consist of the following:

   GST Input
Tax Credits

5,062

3,299

NOTE 3: PLANT & EQUIPMENT

   Plant and
Equipment consist of the following:

   Plant and
Equipment

6,659

-

   Less:
Accumulated Depreciation

- 184

-

6,475

-

NOTE 4: PAYABLES

Current

   Trade
Creditors

3,085

36,337

   Accrued
Expenses

4,583

-

7,668

36,337

 MOLECULAR PHARMACOLOGY LIMITED

NOTES TO INTERIM FINANCIAL STATEMENTS

SIX MONTH PERIOD ENDED DECEMEMBER 31, 2005

 (Unaudited)

PERIOD ENDED

DECEMBER 31, 2005

DECEMBER 31, 2004

AUD

AUD

NOTE 5: LOANS

Current

   Loan -
Pharmanet Group Ltd

477,328

299,599

   Loan -
Thermalife International Pharmaceuticals P/L

-

750

477,328

300,349

   NOTE 6: FIRST
TIME ADOPTION OF AUSTRALIAN EQUIVALENTS TO

INTERNATIONAL FINANCIAL REPORTING STANDARDS

   The impact of
   adoption of AIFRS on the total equity and profit after tax as reported under
Australian Accounting Standards

applicable before 1 July 2005 ('AGAAP') are illustrated below.

   (a)
Reconciliation of total equity under AGAAP to that under AIFRS

July 14, 2004

December 31, 2004

June 30, 2005

AUD

AUD

AUD

   Total
equity under AGAAP

1

- 332,098

- 263,570

Adjustments to equity

   Write-off
of intangibles (i)

-

- 1,190

- 1,340

   Total
equity under AIFRS

1

- 333,288

- 264,910

   (i) Under AASB 138:
   Intangible Assets, formation costs and trademarks must be written off when incurred.

   (b)
Reconciliation of loss after tax under AGAAP to that under AIFRS

PERIOD ENDED

December 31, 2004

June 30, 2005

AUD

AUD

   Loss
after tax as previously reported

- 332,099

- 563,170

Adjustments to loss after tax

   Write-off
of intangibles (i)

- 1,190

- 1,340

   Loss
after tax under AIFRS

- 333,289

- 564,510

   (i) Under AASB 138:
   Intangible Assets, formation costs and trademarks must be written off when incurred.

  Explanation of material adjustments to the cash flow statement

There are no material differences between the cash flow statements presented under AIFRS and those presented under AGAAP.

Management Discussion & Analysis
or Plan of Operation

MPLA is in a growing international business sector. It has
assembled an international team with multi-national resources, knowledge and know-how. MPLA has development plans, associations or programs operating in
South East Asia, Australia and the USA, which provides MPLA with direct access to the most effective and efficient drug development, testing and approval locations. With development programs spanning universities, hospitals and a number of private and government laboratories, MPLA's scientific team will be able to support a broad range of commercial and pharmaceutical ambitions.

Over the next 12 to 24 months, MPLA plans to tackle the
various levels of the international regulatory approval processes. Applications and product opportunities for Tripeptofen are believed to be broad and cover a range of commercial fields, each with distinct pre-market requirements. The international drug development team, global resources and local know-how will allow MPLA to seek the most time and cost effective regulatory pathways for each product and market sector.

The scientific focus of MPLA will initially be the completion of the current isolation and identifications programs, being run by MPLA's South
East Asian and Australian teams. This work will provide MPLA with the broadest product horizon, from which it can then select the most commercially marketable products.

Dr Chin Joo Goh will manage the South East Asian activities
while Dr Maud Eijkenboom will manage the Australian activities.

On commercial development, MPLA will focus on consolidating
the regulatory pathway work in order to prioritise the path to market. Jeff
Edwards will work to set-out the strategies designed to maximise the multi-jurisdictional capabilities of MPLA's development teams.

Development Strategies. MPLA's growth strategies can be
considered as having three parts.

The Scientific Development Strategy is designed to fully
reveal the potential of Tripeptofen as a new pharmaceutical agent. This strategy involves identifying the molecular structure of all the possible permutations of the drug complex. From this, multiple and strong patents are expected to add considerably to MPLA's assets. Investigation into the mode of action will further expand the IP position and assist with early regulatory approval of the various complexes. An exhaustive study will be undertaken into the commercial applications that fall within the capabilities of these drug complexes. With this information MPLA expects to extract maximum value from its assets.

The Regulatory Strategy is designed to fully recognise the
regulatory options available to MPLA across its global area of interests. It is easy to assume that all drugs require large investments to achieve market approval; however there are many options and alternative routes capable of delivering early opportunities without degrading from the overall pharmaceutical goals. Irrespective of the exist point, MPLA indents to aggressively tackle the pre-clinical and clinical programs by whichever jurisdiction delivers the most benefit. Pre-clinical efficacy of Tripeptofen will be a multi-national effort, involving US, Australian, Asian and Europeans facilities. The clinical program is currently planned for US and Australia.

MPLA has received human clinical trial approval for an
interim Tripeptofen candidate which will be conducted by Curtin University in
Western Australia. The clinical trial program is then expected to be expanded with follow- up trials in the US expected during 2006. Regulatory approval, commencement of the Master Drug File (MDF) and market approval are the focus of an ongoing program expected to continue over the next 18 to 24 months.

The Business Development Strategy is designed to elevate
MPLA's standing in the global pharmaceutical sector and to provide a number of key venues for MPLA to present research and findings on the Tripeptofen molecule. This will run parallel to a Partner Development Strategy which is designed to identify product development and joint venture partners in key sectors where Tripeptofen's unique characteristics provide significant competitive and scientific advantage.

The broad range of applications for which Tripeptofen is
suited and its unique safety and mode of action, are believed to be highly attractive across a wide range of commercial targets.

A Scientific Presentation Strategy will seek out industry,
scientific and academic opportunities through which Tripeptofen provides an ideal venue for this global recognition program. The Corporate Development
Strategy will carry on from the scientific strategy and seek to elevate MPLA's status and recognition as a key for the provision of products, ingredients, formulation services and IP in the anti-inflammatory and sectors of the market.

Strategies and Programs.

Scientific Development

Molecular Structure

12 months

Mode of Action

6 months

Applications

continuous

Regulatory Program

Pre-Clinical Efficacy

6 months

Safety & Toxicity

3 months

Clinical Efficacy

6 months

Regulatory Applications

continuous

Business Development

Partnership Development

continuous

Scientific Development

continuous

Corporate Development

continuous

MPLA plans to expand all areas of activity over the next 12
months through acquisitions, direct investments and through new product developments. The program is expected to run throughout 2006 and 2007, by which time MPLA seeks to be in a strong position in the area of innovative analgesic and anti-inflammatory ingredients for the formulators.

MPLA will seek out-licensing and in-licensing opportunities
to extend its IP portfolio and commercial strength with new drug candidates, applications and products that present potential high-growth opportunities.

Risk Factors

There are numerous and widespread risks associated with
investing in any form of business and with investing in the share market generally. There are also a range of specific risks associated with MPLA's business and its involvement in the biotechnology and life sciences industry sectors.

This Section identifies the areas the Directors regard as the major risks associated with the business of MPLA.

MPLA has a history of operating losses and expects to incur losses for the foreseeable future. Molecular USA and MPLA may never generate revenues or, if they are able to generate revenues, achieve profitability.

MPLA is focused on product development, and has not generated any revenues to date. Since MPLA's formation in July of 2004, MPLA has incurred losses in each year of its operations, and MPLA expects to continue to incur operating losses for the foreseeable future. These operating losses have adversely affected and are likely to continue to adversely affect MPLA's working capital, total assets and shareholders' equity.

The process of developing MPLA's products requires significant clinical, development and laboratory testing and clinical trials. In addition, commercialization of MPLA's product candidates will require that Molecular USA and MPLA obtain necessary regulatory approvals and establish sales, marketing and manufacturing capabilities, either through internal hiring or through contractual relationships with others. MPLA expects to incur substantial losses for the foreseeable future as a result of anticipated increases in its research and development costs, including costs associated with conducting preclinical testing and clinical trials, and regulatory compliance activities.

MPLA's ability to generate revenues and achieve profitability will depend on numerous factors, including success in:

  developing and testing product candidates;

  receiving regulatory approvals;

  commercializing our products; and

  establishing a favorable competitive position.

Many of these factors will depend on circumstances beyond the control of
Molecular USA and MPLA. We cannot assure you that MPLA will ever have a product approved by the FDA, that MPLA will bring any product to market or, if MPLA and
Molecular USA are successful in doing so, that we will ever become profitable.

If MPLA and Molecular USA fail to protect MPLA's intellectual property rights, MPLA's ability to pursue the development of its technologies and products would be negatively affected.

MPLA's success will depend in part on MPLA and Molecular
USA's ability to obtain patents and maintain adequate protection of MPLA's technologies and products. If we do not adequately protect our intellectual property, competitors may be able to use our technologies to produce and market drugs in direct competition with us and erode our competitive advantage. Some foreign countries lack rules and methods for defending intellectual property rights and do not protect proprietary rights to the same extent as the United
States. Many companies have had difficulty protecting their proprietary rights in these foreign countries. We may not be able to prevent misappropriation of our proprietary rights.

Securing rights to intellectual property, and in particular
to patents, is an integral part of securing potential product value in the outcomes of biotechnology research and development. Competition in retaining and sustaining protection of intellectual property and the complex nature of intellectual property can lead to expensive and lengthy patent disputes for which there can be no guaranteed outcome.

Patent applications may be opposed by the Commissioner of
Patents or by third parties. The patent applications may not proceed to grant.
The granting of a patent does not guarantee that the patents will not subsequently be found to be invalid by a Court, nor does the grant of a patent mean that the rights of others are not infringed or that competitors will not develop competing intellectual property that circumvents such patents. MPLA's success depends, in part, on its ability to obtain patents, maintain trade secret protection and operate without infringing the proprietary rights of third parties.

Because the patent positions of biotechnology companies can
be highly uncertain and frequently involve complex legal and scientific evaluation, neither the breadth of claims allowed in biotechnology and life science patents nor their enforceability can be predicted. There can be no assurance that any patents that MPLA may own or control or license now and in the future will afford MPLA commercially significant protection of its intellectual property or its projects or have commercial application.

While MPLA is not aware of any third party interests in its
intellectual property rights and has taken steps to protect and confirm its interest in these rights, there is always a risk of third parties claiming involvement in technological and medical discoveries and if any such disputes arise, they could adversely affect MPLA.

MPLA holds some of its right to intellectual property
pursuant to a license granted by Cambridge Scientific Pty Ltd. This license is restricted to a "field of use" defined in the license documentation. Cambridge
Scientific may grant other licenses to third parties outside the "field of use"
the subject of the licenses granted to MPLA. Licenses of intellectual property which are restricted to a field of use carry the risk that there may be a dispute as to whether particular activities fall within the authorised "field of use". There may be also differences of opinion with third parties who have been licensed to use intellectual property by Cambridge Scientific outside the "field of use" as to whether their use of intellectual property falls within the "field of use" and may not be authorised. The potential for conflict between such parties may adversely affect MPLA's ability to commercialise the licensed intellectual property.

If preclinical testing or clinical trials for MPLA's product candidates are unsuccessful or delayed, MPLA will be unable to meet its anticipated development and commercialization timelines.

MPLA's potential products require preclinical testing and clinical trials prior to submission of any regulatory application for commercial sales. MPLA does not currently employ any clinical trial managers. MPLA relies on and expects to continue to rely on third parties, including clinical research organizations and outside consultants, to conduct, supervise or monitor some or all aspects of preclinical testing or clinical trials involving MPLA's product candidates. MPLA has less control over the timing and other aspects of these preclinical testing or clinical trials than if MPLA performed the monitoring and supervision entirely on its own. Third parties may not perform their responsibilities for MPLA's preclinical testing or clinical trials on MPLA's anticipated schedule or, for clinical trials, consistent with a clinical trial protocol. Delays in preclinical and clinical testing could significantly increase MPLA's product development costs and delay product commercialization.
In addition, many of the factors that may cause, or lead to, a delay in the clinical trials may also ultimately lead to denial of regulatory approval of a product candidate.

The commencement of clinical trials can be delayed for a variety of reasons, including delays in:

  demonstrating sufficient safety and efficacy to obtain regulatory approval to commence a clinical trial;

  reaching agreement on acceptable terms with prospective contract research organizations and trial sites;

  manufacturing sufficient quantities of a product candidate; and

  obtaining institutional review board approval to conduct a clinical trial at a prospective site.

Once a clinical trial has begun, it may be delayed, suspended or terminated by us or the FDA or other regulatory authorities due to a number of factors, including:

  ongoing discussions with the FDA or other regulatory authorities regarding the scope or design of our clinical trials;

  failure to conduct clinical trials in accordance with regulatory requirements;

  lower than anticipated recruitment or retention rate of patients in clinical trials;

  inspection of the clinical trial operations or trial sites by the FDA or other regulatory authorities resulting in the imposition of a clinical hold;

  lack of adequate funding to continue clinical trials; or

  negative results of clinical trials.

If clinical trials are unsuccessful, and MPLA is not able to obtain regulatory approvals for its product candidates under development, MPLA and
Molecular USA will not be able to commercialize these products, and therefore may not be able to generate sufficient revenues to support MPLA or Molecular
USA's business.

There can be no assurance that any of MPLA's product candidates will obtain
Fast Track status or, even if any of MPLA's product candidates obtain Fast Track status, that development of the product candidate will be accelerated.

MPLA believes that some of its product candidates may be eligible for Fast
Track status under FDA procedures. These procedures may help to abbreviate the size and scope of the trials required for submission and approval of an NDA and may help shorten the review time of any such filing. If the FDA grants this status to any of MPLA's product candidates, MPLA may then negotiate with the FDA with respect to any further development program and corresponding regulatory strategy. MPLA has not yet applied for Fast Track status for any of its product candidates. There can be no assurance that any of MPLA's product candidates will obtain Fast Track status or, even if any of MPLA's product candidates obtain
Fast Track status, that development of the product candidate will be accelerated.

If MPLA or Molecular USA fails to obtain United States regulatory approvals for MPLA's product candidates under development, MPLA and Molecular USA will not be able to generate revenue in the U.S. market.

MPLA and Molecular USA must receive FDA approval for its product candidates before MPLA or Molecular USA can commercialize or sell these product candidates in the United States. Even if one of MPLA's product candidates is approved by the FDA, the approval may be significantly limited to specific disease indications, patient populations and dosages. The FDA can limit or deny its approval for many reasons, including:

  a product candidate may be found to be unsafe or ineffective;

  regulators may interpret data from preclinical testing and clinical trials differently and less favorably than we do;

  regulators may not approve the manufacturing processes or facilities that we use; and

  regulators may change their approval policies or adopt new regulations.

Failure to obtain FDA approval or any delay or setback in obtaining such approval would:

  adversely affect Molecular USA's ability to market any drugs that MPLA develops and generate product revenues; and

  impose additional costs and diminish any competitive advantages that MPLA may attain.

Even if MPLA obtains FDA approval, MPLA's product candidates may not be approved for all indications that MPLA requests, which could limit the uses of
MPLA's products and adversely impact MPLA's potential product sales and royalties. If FDA approval of a product is granted, such approval will be subject to limitations on the indicated uses for which the product may be marketed and could require costly, post-marketing follow-up studies. As to any product for which marketing approval is obtained, the labeling, packaging, adverse event reporting, storage, advertising, promotion and record keeping related to the product will be subject to extensive regulatory requirements. The subsequent discovery of previously unknown problems with the product, such as an adverse side effect, may result in restrictions on the product, including withdrawal of the product from the market. MPLA may be slow to adapt, or MPLA may never adapt, to changes in existing requirements or adoption of new requirements or policies.

If MPLA or Molecular USA fail to comply with applicable U.S. regulatory requirements, MPLA may be subject to fines, suspension or withdrawal of regulatory approvals, product recalls, seizure of products, operating restrictions and criminal prosecution.

If MPLA fails to obtain regulatory approvals in other countries for its product candidates under development, MPLA and Molecular USA will not be able to generate revenue in such countries.

In order to market MPLA's products outside of the United States, MPLA must establish and comply with numerous and varying regulatory requirements of other countries. Approval procedures vary among countries and can involve additional product testing and additional administrative review periods. The time required to obtain approval in other countries might differ from that required to obtain
FDA approval in the United States. The regulatory approval process in other countries may include all of the risks detailed above regarding FDA approval.
Regulatory approval in one country does not ensure regulatory approval in another, but a failure or delay in obtaining regulatory approval in one country may negatively impact the regulatory process in others. Failure to obtain regulatory approval in other countries or any delay or setback in obtaining such approval could have the same adverse effects detailed above regarding FDA approval in the United States, including the risk that MPLA's product candidates may not be approved for all indications that MPLA requests, which could limit the uses of its products and adversely impact MPLA and Molecular USA's potential royalties and product sales, and such approval may be subject to limitations on the indicated uses for which the products may be marketed or require costly, post-marketing follow-up studies.

If MPLA fails to comply with applicable foreign regulatory requirements, MPLA and Molecular USA may be subject to fines, suspension or withdrawal of regulatory approvals, product recalls, seizure of products, operating restrictions and criminal prosecution.

Even if MPLA and Molecular USA obtain regulatory approval to market MPLA's product candidates, MPLA's product candidates may not be accepted by the market.

Even if MPLA and Molecular USA obtain regulatory approval to market MPLA's product candidates, MPLA's product candidates may not gain market acceptance among physicians, patients, healthcare payors

and the medical community. The degree of market acceptance of any pharmaceutical product that MPLA develops will depend on a number of factors, including:

  cost-effectiveness;

  the safety and effectiveness of our products, including any potential side effects, as compared to alternative products or treatment methods;

  the timing of market entry as compared to competitive products;

  the rate of adoption of MPLA's products by doctors and nurses;

  product labeling or product insert required by the FDA for each of our products;

  determination of scheduled or unscheduled status by the FDA and DEA;

  reimbursement policies of government and third-party payors;

  effectiveness of MPLA's sales, marketing and distribution capabilities and the effectiveness of such capabilities of MPLA's collaborative partners, if any; and

  unfavorable publicity concerning MPLA's products or any similar products.

MPLA's product candidates, if successfully developed, will compete with a number of products manufactured and marketed by major pharmaceutical companies, biotechnology companies and manufacturers of generic drugs. MPLA's products may also compete with new products currently under development by others.
Physicians, patients, third-party payors and the medical community may not accept and utilize any of MPLA's product candidates. Physicians may not be inclined to prescribe the drugs created utilizing Tripeptofen unless our drugs bring substantial and demonstrable advantages over other drugs currently-marketed for the same indications. If MPLA's products do not achieve market acceptance, MPLA and Molecular USA will not be able to generate significant revenues or become profitable.

If MPLA or Molecular USA fail to establish marketing, sales and distribution capabilities, or fail to enter into arrangements with third parties, MPLA will not be able to create a market for its product candidates.

MPLA's strategy with its lead product candidates is to control, directly or through contracted third parties, all or most aspects of the product development process, including marketing, sales and distribution. MPLA anticipates entering into strategic alliances with third parties in the US and Europe to penetrate the human therapeutics market and distribute its product candidates. Currently,
MPLA does not have any sales, marketing or distribution capabilities. In order to generate sales of any product candidates that receives regulatory approval,
MPLA must either acquire or develop an internal marketing and sales force with technical expertise and with supporting distribution capabilities or make arrangements with third parties to perform these services for it. The acquisition or development of a sales and distribution infrastructure would require substantial resources, which may divert the attention of MPLA's management and key personnel and defer its product development efforts. To the extent that MPLA enters into marketing and sales arrangements with other companies, MPLA's revenues will depend on the efforts of others. These efforts may not be successful. If MPLA fails to develop sales, marketing and distribution channels, or enter into arrangements with third parties, MPLA will experience delays in product sales and incur increased costs.

MPLA's product candidates are at an early stage of development. If MPLA is unable to develop and commercialize its product candidates successfully, MPLA and Molecular USA may never generate revenues or, if they are able to generate revenues, achieve profitability.

MPLA has not commercialized any products or recognized any revenue from product sales utilizing our Tripeptofen. All of the compounds produced using
Tripeptofen are in early stages of development. MPLA must conduct significant additional research and development activities before it will be able to apply for regulatory approval to commercialize any products utilizing Tripeptofen.
MPLA must successfully complete adequate and well-controlled studies designed to demonstrate the safety and efficacy of the product candidates and obtain regulatory approval before MPLA will be able to commercialize these product candidates. Because of the lack of external funding for these development programs, MPLA may not be able to fund all of these programs to completion or provide the support necessary to perform the clinical trials, seek regulatory approvals or market any approved products. Even if MPLA succeeds in developing and commercializing one or more of our product candidates utilizing Tripeptofen,
MPLA may never generate sufficient or sustainable revenue to enable MPLA or
Molecular USA to be profitable.

Competition in the biotechnology and pharmaceutical industries is intense, and even if MPLA's product candidates are approved and commercialized, competitive products may impede market acceptance of MPLA's products.

MPLA's business is characterized by extensive research and development efforts, rapid developments and intense competition. MPLA's competitors may have or may develop superior technologies or approaches, which may provide them with competitive advantages. MPLA's potential products may not compete successfully.
If MPLA's competitors get to the marketplace before MPLA does with better or less expensive drugs, MPLA's product candidates, if approved for commercialization, may not be profitable to sell or worthwhile to continue to develop. Technology in the pharmaceutical industry has undergone rapid and significant change, and MPLA expects that it will continue to do so. Any compounds, products or processes that MPLA develops may become obsolete or uneconomical before MPLA recovers any expenses incurred in connection with their development. The success of MPLA's product candidates will depend upon factors such as product efficacy, safety, reliability, availability, timing, scope of regulatory approval, acceptance and price, among other things. Other important factors to MPLA's success includes speed in developing product candidates, completing clinical development and laboratory testing, obtaining regulatory approvals and manufacturing and selling commercial quantities of potential products to the market.

MPLA's product candidates are intended to compete directly or indirectly with existing drugs. Even if approved and commercialized, MPLA's product candidatess may fail to achieve market acceptance with hospitals, physicians or patients.
Hospitals, physicians or patients may conclude that MPLA's potential products are less safe or effective or otherwise less attractive than these existing drugs. If our product candidates do not receive market acceptance for any reason, MPLA's revenue potential would be diminished, which would materially adversely affect the ability of MPLA and Molecular USA to become profitable.

MPLA's product candidates, if approved and commercialized, will face significant competition. The analgesic and anti-inflammatory pain pharmaceutical market is well developed and populated with established drugs marketed by large pharmaceutical, biotechnology and generic drug companies such as: Abbott Labs;
Purdue Pharma; Johnson & Johnson; Pfizer; Genzyme; Merck-Neurogen; Amgen;
Schwarz Pharma-Amore Pacific; Iomed; Braun-Vyteris; Zars; and AstraZeneca to
name but a few of our potential competitors. If MPLA obtains regulatory approval to market one or more of its product candidates, MPLA will compete with these established pharmaceutical companies and will need to show that its product candidates have safety or efficacy advantages in order to take market share and be successful.

These competitors may:

  successfully market products that compete with MPLA's products;

  successfully identify drug candidates or develop products earlier than MPLA does; or

  develop products that are more effective, have fewer side effects or cost less than MPLA's products.

Most of MPLA's competitors have substantially greater capital resources, research and development staffs, facilities and experience in conducting clinical trials and obtaining regulatory approvals, as well as in manufacturing and marketing pharmaceutical products. As a result, they may achieve product commercialization or patent protection earlier than MPLA and Molecular USA can.

Additionally, if a competitor receives FDA approval before MPLA does for a drug that is similar to one of MPLA's product candidates, FDA approval for our product candidate may be precluded or delayed due to periods of non-patent exclusivity and/or the listing with the FDA by the competitor of patents covering its newly-approved drug product. Periods of non-patent exclusivity for new versions of existing drugs such as MPLA's current product candidates can extend up to three and one-half years.

These competitive factors could require MPLA to conduct substantial new research and development activities to establish new product targets, which would be costly and time consuming. These activities would adversely affect
MPLA's ability to commercialize products and achieve revenue and profits.

Our executive officers and other key personnel are critical to our business, and our future success depends on our ability to retain them.

MPLA is highly dependent on the principal members of its management and scientific team. In order to pursue MPLA's product development, marketing and commercialization plans, MPLA will need to hire additional personnel with experience in clinical testing, government regulation, manufacturing, marketing and business development. MPLA may not be able to attract and retain personnel on acceptable terms given the intense competition for such personnel among biotechnology, pharmaceutical and healthcare companies, universities and non-profit research institutions. MPLA is not aware of any present intention of any of our key personnel to leave MPLA or to retire. MPLA, however, does not have any employment agreements with any of its executive officers and it has no other employees. MPLA also does not currently have key personnel insurance on any of its officers or directors. There can be no assurance MPLA will be able to attract or retain sufficiently qualified personnel on a timely basis, retain its key scientific and management personnel, or maintain its relationship with key scientific organizations. The loss of any of MPLA's key personnel, or the inability to attract and retain qualified personnel, may significantly delay or prevent the achievement of MPLA's research, development or business objectives and could materially adversely affect MPLA'sbusiness, financial condition and results of operations.

MPLA will rely on third parties to manufacture the compounds used in its trials, and MPLA intends to rely on them for the manufacture of any approved products for commercial sale. If these third parties do not manufacture MPLA's product candidates in sufficient quantities and at an acceptable cost, clinical development and commercialization of MPLA's product candidates could be delayed, prevented or impaired.

MPLA has no manufacturing facilities, and it has no experience in the clinical or commercial-scale manufacture of drugs or in designing drug manufacturing processes. Certain specialized manufacturers provide MPLA with modified and unmodified pharmaceutical compounds, including finished products, for use in its preclinical and clinical studies. MPLA does not have any short-term or long-term manufacturing agreements with any of these manufacturers. If MPLA fails to contract for manufacturing on acceptable terms or if third-party manufacturers do not perform as MPLA expects, MPLA's development programs could be materially adversely affected. This may result in delays in filing for and receiving FDA approval for one or more of MPLA's products. Any such delays could cause the prospects of MPLA and Molecular USA to suffer significantly.

MPLA intends to rely on third parties to manufacture some or all of its products that reach commercialization. MPLA believe that there are a variety of manufacturers that MPLA may be able to retain to produce these products.
However, once MPLA retains a manufacturing source, if MPLA's manufacturers do not perform in a satisfactory manner, MPLA may not be able to develop or commercialize potential products as planned.

MPLA will need additional capital in the future. If additional capital is not available or is available at unattractive terms, MPLA may be forced to delay, reduce the scope of or eliminate its research and development programs, reduce its commercialization efforts or curtail its operations.

In order to develop and bring MPLA's product candidates to market, MPLA must commit substantial resources to costly and time-consuming research, preclinical and clinical trials and marketing activities. MPLA anticipate that it will need further capital to maintain its current operations and fund the research and development of its lead product candidates. MPLA's exact requirements for additional capital will depend on many factors, including:

  successful commercialization of MPLA's product candidates;

  continued progress of research and development of product candidates;

  the time and costs involved in obtaining regulatory approval for MPLA's product candidates;

  costs associated with protecting MPLA's intellectual property rights;

  development of marketing and sales capabilities;

  payments received under future collaborative agreements, if any; and

  market acceptance of MPLA's products.

Funds may not be available to Molecular USA to fund MPLA on favorable terms, if at all. To the extent Molecular USA raises additional capital through the sale of equity securities, the issuance of those securities could result in dilution to the shareholders of Molecular USA. In addition, if Molecular USA obtains debt financing, a substantial portion of Molecular USA and MPLA's operating cash flow may be dedicated to the payment of principal and interest on such indebtedness, thus limiting funds available for MPLA's business activities.
If adequate funds are not available, MPLA may be required to delay, reduce the scope of or eliminate its research and development programs, reduce its commercialization efforts or curtail its operations. In addition, Molecular USA may be required to obtain funds through arrangements with collaborative partners or others that may require Molecular USA and MPLA to relinquish rights to technologies, product candidates or products that MPLA would otherwise seek to develop or commercialize itself or license rights to technologies, product candidates or products on terms that are less favorable to MPLA than might otherwise be available.

MPLA could be forced to pay substantial damage awards if product liability claims that may be brought against it are successful.

The use of any of MPLA's product candidates in clinical trials, and the sale of any approved products, may expose MPLA and Molecular USA to liability claims and financial losses resulting from the use or sale of MPLA's products. MPLA is looking into but has not obtained limited product liability insurance coverage for its clinical trials. However, even if such insurance is obtained it may not be adequate to cover any claims made against MPLA or Molecular USA. In addition,
MPLA may not be able to maintain insurance coverage at a reasonable cost or in sufficient amounts or scope to protect MPLA and Molecular USA against losses.

MPLA is subject to some risks due to the nature of its foreign operations.

The majority of MPLA's operations in 2004 and 2005 was conducted in Australia and South East Asia. The risks of doing business in countries outside of the
United States include potential adverse changes in U.S. diplomatic relations with foreign countries, changes in the relative purchasing power of the U.S.
dollar, hostility from local populations, adverse effects of exchange controls, tariffs, nationalization, interest rate fluctuations, restrictions on the withdrawal of foreign investment and earnings, government policies against businesses owned by non-nationals, expropriations of property, the instability of foreign governments, any civil unrest or insurrection that could result in uninsured losses and other political, economic and regulatory conditions, risks or difficulties. Adverse changes in currency exchange rates or raw material commodity prices, both in absolute terms and relative to competitors' risk profiles, could adversely impact MPLA's operations. MPLA believes its most significant foreign currency exposure will be the Australian dollar. Molecular
USA once it has acquired MPLA will also be subject to U.S. federal income tax upon the distribution of certain offshore earnings. Although MPLA has not encountered any difficulties in its foreign operations to date, there can be no assurance that MPLA will never encounter difficulties.

Market for MPLA's Common Equity and Related
Stockholders Matters

Market Information. The Common Stock of MPLA is not listed on a public market.

Holders of Common Stock. As of March 10 , 2006, MPLA had one stockholder,
Pharmanet Group Limited ("Pharmanet"), holding 299,600 shares of common stock of MPLA.

Dividend Policy. MPLA has not declared or paid any cash dividends since inception and does not intend to pay any cash dividends in the foreseeable future.

No Equity Compensation Plan. MPLA does not have an equity compensation plan.

Reports to Securities Holders. MPLA is currently not required to file annual, quarterly and special reports, Proxy Statements and other information with the SEC as it is not registered under the Securities Act of 1934.

Legal Proceedings

Neither MPLA, or its parent company Pharmanet, is a party to any material legal proceeding, nor to the knowledge of MPLA or Pharmanet, is any such proceeding threatened against it or any of its subsidiaries.

Changes and Disagreements with Accountants

MPLA has had no change in, or disagreements with its principal independent accountant since its inception.

NO DISSENTER'S RIGHTS

Under the Nevada Revised Statutes the approval of the share
purchase agreement, changes to the Articles of Incorporation of Molecular USA, and adoption of a stock option plan does not require Molecular USA to provide dissenting stockholders with a right of appraisal and Molecular USA will not provide stockholders with such a right.

INDEPENDENT
ACCOUNTANTS

Molecular USA's current auditor is the firm of Cordovano and Honeck LLP.
During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure. Molecular USA does not expect a representative of Cordovano and Honeck LLP to be present at the
Meeting.

During the fiscal years ended October 31, 2005 and October 31, 2004,
Cordovano and Honeck LLP provided various audit, audit
related and non-audit services to Molecular USA as follows:

October 31, 2005

October 31, 2004

Audit fees

$ 9,524

$ 7,063

Audit related service fees

Nil

Nil

Tax fees

Nil

Nil

Non-audit service fees

Nil

Nil

INTERESTS OF CERTAIN PERSONS TO BE
ACTED UPON

None of Molecular USA's directors or officers have any substantial interest, directly or indirectly, through holding securities or otherwise, in the matters to be acted upon, specified in this Information Statement.

PROPOSALS BY SECURITY HOLDERS AND
OTHER MATTERS

Molecular USA's  Board  of Directors does  not  know  of  any other matters  that are to be presented to the stockholders  for  their approval   and  consent  pursuant  to  the  written  consent   of stockholders  other  than those referred to in  this  Information Statement.

DELIVERY OF DOCUMENT TO SECURITY
HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless Molecular USA receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, Molecular USA will undertake to deliver promptly a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify
Molecular USA that the stockholder wishes to receive a separate copy of the
Information Statement. In the event a stockholder desires to provide such a notice to Molecular USA such notice may be given verbally by telephoning
Molecular USA's offices at 888-327-4122 or by mail Molecular USA's mailing address at 8721 Santa Monica Boulevard, Suite 1023, Los Angeles, California,
U.S.A. 90069-4507.

WHERE YOU CAN FIND
MORE INFORMATION

Molecular USA files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that
Molecular USA files with SEC at the SEC's Public Reference Room at 100 F Street
N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows Molecular USA to "incorporate by reference" the information it files with them, which means that Molecular USA can disclose important information to you without re-printing the information in this Information
Statement by referring you to prior and future filings with the SEC. The information Molecular USA incorporates by reference is an important part of this
Information Statement. Subsequent information that Molecular USA files with SEC will automatically update and supersede this information.

Molecular USA incorporates by reference the following documents filed by
Molecular USA pursuant to the Securities Exchange Act of 1934 any future filings
Molecular USA makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the
Exchange Act pertaining to this information statement. You may request a copy of these filings (other than an exhibit to any of these filings unless Molecular
USA has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning Molecular USA at the following address:

Molecular Pharmacology (USA) Limited

  8721 Santa Monica Boulevard, Suite 1023

  Los Angeles, California, U.S.A. 90069-4507

  Telephone: 888-327-4122

You should rely only on the information Molecular USA has provided or incorporated by reference in this Information Statement or any supplement.
Molecular USA has not authorized any person to provide information other than that provided here. Molecular USA has not authorized anyone to provide you with different information.

You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

Exhibit's

23.1

   Consent of Cordovano and
Honeck LLP, independent auditors of Molecular USA

23.2
   Consent of BDO, independent
auditors of MPLA

99.1
Proxy

99.2

Articles of Amendment

99.3
Audit Committee Charter

APPROVAL BY THE BOARD
OF DIRECTORS

Whereby the Board of Directors of Molecular USA has approved the delivery of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ian Downs

Ian Downs

President, Treasurer and Director

EXHIBIT "A"
CERTIFICATE OF AMENDMENT TO ARTICLES OF MOLECULAR USA

   DEAN HELLER
   Secretary of State
   202 North Carson Street, Suite 1
   Carson City, Nevada 89701-4299
   (775) 684 5708
Website: secretaryofstate.biz

   Certificate of Amendment
   (PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

   ABOVE SPACE IS FOR OFFICE USE ONLY

    Certificate of Amendment to Articles of Incorporation
   For Nevada Profit Corporations
   (Pursuant to NRS 78.385 and 78.390 - After Issuance
   of Stock)

   1.
Name of corporation: Molecular Pharmacology (USA) Limited

   2. The
   articles have been amended as follows (provide article numbers, if available):

     13. CONTROL SHARE ACQUISITIONS

The Corporation expressly opts-out of, or elects not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS
     Sections 78.378 through 78.3793 inclusive all as permitted under NRS
     Section 78.378.1.

14. COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS
     Section 78.411 through 78.444, inclusive all as permitted under NRS Section
     78.434.

   articles of incorporation have voted in favor of the amendment is:

_____%

   4. Effective date
of filing (optional):
   0 4
/24 /06

5. Officer Signature (required):

   ____________________________________
Ian Downs, President

   *If
   any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

   IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

   This form must be accompanied by
appropriate fees. See attached fee schedule.
   Nevada Secretary
of State AM 78.385 Amend 2003 Revised on: 11/03/03

EXHIBIT "B"

MOLECULAR PHARMACOLOGY (USA) LIMITED

2006 STOCK INCENTIVE PLAN

1. PURPOSE OF THE PLAN

Purpose. The purpose of the Molecular Pharmacology (USA) Limited's 2006
Stock Incentive Plan (the "Plan") is to assist Molecular Pharmacology (USA)
Limited., a Nevada corporation (the "Company"), and its subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors of the Company who are expected to contribute to the
Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1. "Award" shall mean any Option, Stock Appreciation Right,
Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash)
granted pursuant to the provisions of the Plan.

2.2. "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.3. "Board" shall mean the board of directors of the Company.

2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5. "Committee" shall mean the Compensation Committee of the Board, consisting of no fewer than two Directors, each of whom is (i) a "Non-Employee
Director" within the meaning of Rule 16b-3 of the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an
"independent director" for purpose of the rules and regulations of the NASDAQ
Stock Market.

2.6. "Covered Employee" shall mean a "covered employee" within the meaning of Section 162(m) of the Code.

2.7. "Director" shall mean a non-employee member of the Board.

2.8. "Employee" shall mean any employee of the Company or any
Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person's becoming an employee of the Company or any
Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company's securities.

2.9. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.10. "Fair Market Value" shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The
Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on the OTC Bulletin Board (or if there was no reported price on such date, on the last preceding date on which the price was reported);
if the Company is not then listed on the OTC Bulletin Board but is listed on another stock exchange or quotation system, the Fair Market Value of the Shares shall be the per Share closing price of the Shares as reported on that other stock exchange or quotation system on that date (or if there was no reported price on such date, on the last preceding date on which the price was reported);
or, if the Company is not then listed on the OTC Bulletin Board or another stock exchange or quotation system, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

2.11. "Freestanding Stock Appreciation Right" shall have the meaning set forth in Section 6.1.

2.12. "Limitations" shall have the meaning set forth in Section 10.5.

2.13. "Option" shall mean any right granted to a Participant under the
Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.14. "Other Stock Unit Award" shall have the meaning set forth in
Section 8.1.

2.15. "Participant" shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

2.16. "Payee" shall have the meaning set forth in Section 13.1.

2.17. "Performance Award" shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.18. "Performance Period" shall mean that period established by the
Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.19. "Performance Share" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the
Committee shall establish at the time of such grant or thereafter.

2.20. "Performance Unit" shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property (including cash)
other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.21. "Permitted Assignee" shall have the meaning set forth in Section
12.3.

2.22. "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the
Committee may deem appropriate.

2.23. "Restriction Period" shall have the meaning set forth in Section
7.1.

2.24. "Restricted Stock Award" shall have the meaning set forth in
Section 7.1.

2.25. "Shares" shall mean the shares of common stock of the Company, par value $0.001 per share.

2.26. "Stock Appreciation Right" shall mean the right granted to a
Participant pursuant to Section 6.

2.27. "Subsidiary" shall mean any corporation (other than the Company)
in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.28. Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.29. "Tandem Stock Appreciation Right" shall have the meaning set forth in Section 6.1.

3. SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. (a) Subject to adjustment as provided in Section
12.2, a total of 13,155,374 Shares shall be authorized for grant under the Plan.
Any Shares that are subject to Awards of Options, Stock Appreciation Rights or
Tandem Stock Appreciation Rights shall be counted against this limit as one (1)
Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, Stock Appreciation Rights or Tandem Stock Appreciation
Rights shall be counted against this limit as one (1) Share for every one (1)
Share granted.

(b) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(c) below.

(c) Substitute Awards may be issued under the Plan and such Substitute
 Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the
 Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or
 Directors prior to such acquisition or combination.

(d) Any Shares that again become available for grant pursuant to this
 Article shall be added back as one (1) Share if such Shares were subject to
 Options, Stock Appreciation Rights or Tandem Stock Appreciation Rights granted under the Plan, and as one (1) Share if such Shares were subject to Awards other than Options, Stock Appreciation Rights or Tandem Stock Appreciation
 Rights granted under the Plan.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.

4.2. Administration. (a) The Plan shall be administered by the
Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each
Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder;
(v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to Section 8.1; (vi)
determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the
Plan shall be deferred either automatically or at the election of the
Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any
Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;
and (xi) make any other determination and take any other action that the
Committee deems necessary or desirable for administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any
 Subsidiary. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. Notwithstanding the foregoing or anything else to the contrary in the Plan, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the prior approval of the Board.

(c) To the extent not inconsistent with applicable law, including Section
 162(m) of the Code, or the rules and regulations of the NASDAQ Stock Market, the Committee may delegate to a committee of one or more directors of the
 Company or, to the extent permitted by law, to one or more officers or a committee of officers the right to grant Awards to Employees who are not
 Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to
 Employees who are not Directors or executive officers of the Company.

5. OPTIONS

5.1. Grant of Options. Options may be granted hereunder to
Participants either alone or in addition to other Awards granted under the Plan.
Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the
Committee shall not without the approval of the Company's shareholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an
Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with
Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ
Stock Market.

5.4. Option Term. The term of each Option shall be fixed by the
Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven (7) years from the date the Option is granted, except in the event of death or disability.

5.5. Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the
Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares
(either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the
Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award
Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6. Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7. Incentive Stock Options. The Committee may grant Options intended to qualify as "incentive stock options" as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of
Section 422 of the Code. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of "incentive stock options" under the Plan, the maximum aggregate number of Shares with respect to which "incentive stock options" may be granted under the Plan shall be 7,500,000 Shares.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may provide Stock Appreciation
Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option ("Tandem Stock
Appreciation Right"), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a
"Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or in the case of a Tandem Stock
 Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of
 Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(b) Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(d) Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market
 Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a
 Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock
 Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation
 Right applies, and (ii) no Tandem Stock Appreciation Right granted under the
 Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six months of its term for cash, except as provided in Article 11.

(e) Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(f) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(g) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate, including providing that the exercise price of a Tandem
 Stock Appreciation Right may be less than the Fair Market Value on the date of grant if the Tandem Stock Appreciation Right is added to an Option following the date of the grant of the Option. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock
 Appreciation Right shall generally have the same terms and conditions as
 Options, including (i) an exercise price not less than Fair Market Value on the date of grant, and (ii) a term not greater than seven years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock
 Appreciation Right shall not be reduced after the date of grant.

(h) The Committee may impose such terms and conditions on Stock Appreciation
 Rights granted in conjunction with any Award (other than an Option) as the
 Committee shall determine in its sole discretion.

7. RESTRICTED STOCK AWARDS

7.1. Grants. Awards of Restricted Stock may be issued hereunder to
Participants either alone or in addition to other Awards granted under the Plan
(a "Restricted Stock Award"), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the
Committee (the "Restriction Period"). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of
Restricted Stock.

7.2. Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the
Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant. The Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate.

7.3. Rights of Holders of Restricted Stock. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award
Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.

8. OTHER STOCK UNIT AWARDS

8.1. Grants. Other Awards of units having a value equal to an identical number of Shares ("Other Stock Unit Awards") may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Other Stock
Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.

8.2. Award Agreements. The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the
Plan. The terms of such Awards need not be the same with respect to each
Participant.

8.3. Payment. Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Other Stock Unit Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9. PERFORMANCE AWARDS

9.1. Grants. Performance Awards in the form of Performance Shares or
Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.1.

9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the
Plan. The terms of Performance Awards need not be the same with respect to each
Participant.

9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4. Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash,
Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

10. CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the
Plan, if the Committee determines at the time a Restricted Stock Award, a
Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2. Performance Criteria. If the Committee determines that a
Restricted Stock Award, a Performance Award or an Other Stock Unit Award is
subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net revenue;
revenue growth; pre-tax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on shareholders' equity; total shareholder return; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes;
earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow, cash flow per share; return on invested capital, cash flow return on investment; and
improvement in or attainment of expense levels on working capital levels of the
Company or any Subsidiary, division, business segment or business unit of the
Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the
Company's management, or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3. Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or
Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for
"performance-based compensation" within the meaning of Section 162(m) of the
Code.

10.5. Limitations on Grants to Individual Participant. Subject to
adjustment as provided in Section 12.2, no Participant may be granted (i)
Options or Stock Appreciation Rights during any 12-month period with respect to more than 2,000,000 Shares or (ii) Restricted Stock, Performance Awards and/or
Other Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 900,000 Shares (the "Limitations"). In addition to the foregoing, the maximum dollar value payable to any Participant in any 12-month period with respect to Performance Awards is $3,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11. CHANGE OF CONTROL PROVISIONS

11.1. Impact of Change of Control. The terms of any Award may provide in the Award Agreement evidencing the Award that, upon a "Change of Control" of the Company (as that term may be defined therein), (a) Options and Stock
Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable, (b) that Options and Stock
Appreciation Rights outstanding as of the date of the Change of Control may be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change of Control is less than the per Share
Option exercise price or Stock Appreciation Right grant price, (c) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock becomes free of all restrictions and limitations and becomes fully vested, (d)
all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed,
(e) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other
Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (f) such other additional benefits as the
Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. For purposes of the Plan, a "Change of Control" shall mean an event described in an Award
Agreement evidencing the Award or such other event as determined in the sole discretion of the Board. Notwithstanding any other provision of the Plan, the
Committee, in its discretion, may determine that, upon the occurrence of a
Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such
Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.2. Assumption Upon Change of Control. Notwithstanding the
foregoing, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted
Stock or Other Stock Unit Award, then each outstanding Option, Stock
Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (c) and (e). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of
Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation
Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the
Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction
(and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares);
provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option,
Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for
each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant's employment in such successor company within a specified time period following such Change in Control, each Award held by such
Participant at the time of the Change in Control shall be accelerated as described in Sections 11.1(a), (c) and (e).

12. GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of the NASDAQ Stock Market provided that the
Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's shareholders, amend the Plan to (a)
increase the number of Shares that may be the subject of Awards under the Plan
(except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e)
increase the maximum permissible term of any Option specified by Section 5.4, or
(f) amend any provision of Section 10.4. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant's consent.

12.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the
Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3. Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no
Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the
Participant's guardian or legal representative.

12.4. Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

13. MISCELLANEOUS

13.1. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted
Assignee thereof) (any such person, a "Payee") net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right,
(c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan.
The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the
Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), or by directing the Company to retain
Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

13.2. Right of Discharge Reserved; Claims to Awards. Nothing in the
Plan nor the grant of an Award hereunder shall confer upon any Employee or
Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or
Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3. Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a
Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4. Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, engages in activity that violates any agreement between the Company and
Participant, including any agreement not to compete with the Company, as determined by the Committee in its sole discretion.

13.5. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange
Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any
Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any
Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.7. Other Plans. Nothing contained in the Plan shall prevent the
Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9. Construction. As used in the Plan, the words "include"
and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

13.10. Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Nevada, without reference to principles of conflict of laws, and construed accordingly.

13.12. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the shareholders of the
Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.
Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.13. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of
Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with
Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this
Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.15. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.